Statement of Additional Information

June 1, 2012

Wells Fargo Funds Trust
1.800.222.8222
Money Market Funds

California Municipal Money Market Fund
Class A - SGCXX; Administrator Class - WCMXX; Institutional Class - WCTXX; Service Class - WFCXX; Sweep Class
Cash Investment Money Market Fund
Administrator Class - WFAXX; Institutional Class - WFIXX; Service Class - NWIXX; Select Class - WFQXX
Government Money Market Fund
Class A - WFGXX; Administrator Class - WGAXX; Institutional Class - GVIXX; Service Class - NWGXX; Sweep Class
Heritage Money Market Fund
Administrator Class - SHMXX; Institutional Class - SHIXX; Service Class - WHTXX*; Select Class - WFJXX
Money Market Fund
Class A - STGXX; Class B - N/A; Class C - N/A; Daily Class - N/A; Investor Class - WMMXX; Service Class - WMOXX
Municipal Cash Management Money Market Fund
Administrator Class - WUCXX; Institutional Class - EMMXX; Service Class - EISXX
Municipal Money Market Fund
Class A - WMUXX; Institutional Class - WMTXX*; Investor Class - WMVXX; Service Class - WMSXX; Sweep Class
National Tax-Free Money Market Fund
Class A - NWMXX; Administrator Class - WNTXX; Institutional Class - WFNXX; Service Class - MMIXX; Sweep Class
Prime Investment Money Market Fund
Institutional Class - PIIXX; Service Class - NWRXX
Treasury Plus Money Market Fund
Class A - PIVXX; Administrator Class - WTPXX; Institutional Class - PISXX; Service Class - PRVXX; Sweep Class
100% Treasury Money Market Fund
Class A - WFTXX; Administrator Class - WTRXX; Service Class - NWTXX; Sweep Class
(NASDAQ symbols are not assigned to the Sweep Class.)
*Closed to new investors

Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about eleven series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). The Funds offer certain classes of shares as indicated above. This SAI relates to all such classes of shares.

This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated June 1, 2012. Audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm, are hereby incorporated by reference into this document by reference to the Funds' Annual Reports dated as of January 31, 2012. The Prospectuses and Annual Report may be obtained free of charge by visiting our Web site at wellsfargoadvantagefunds.com, calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds®, P.O. Box 8266, Boston, MA 02266-8266.

MMFS/FASAI08 (06/12)

HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Trust had only nominal assets.

On December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II ("Montgomery") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

On February 3, 2004, the Board of the Trust and on February 18, 2004, the Board of Trustees of The Advisors' Inner Circle Fund ("AIC Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

On December 30, 2009, the Board of Trustees of Evergreen Funds ("Evergreen") and on January 11, 2010 the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Evergreen portfolios and Wells Fargo Advantage Funds portfolios to certain Funds of the Trust The effective date of the reorganization was July 12, 2010 for certain Evergreen Funds and July 19, 2010 for the remainder of the Evergreen Funds.

The California Municipal Money Market Fund commenced operations on November 8, 1999 as successor to the California Tax-Free Money Market Fund of Stagecoach. The predecessor Stagecoach California Tax-Free Money Market Fund was originally organized as a fund of Stagecoach and commenced operations on January 1, 1992.

The Cash Investment Money Market Fund commenced operations on November 8, 1999 as successor to the Administrative, Service and Institutional Class shares of the Prime Money Market Fund of Stagecoach and the Service Class shares of the Cash Investment Fund of Norwest. (The Administrative Class shares were merged into the Service Class at this time.) The predecessor Norwest Cash Investment Fund, which is considered the surviving entity for accounting purposes, commenced operations on October 14, 1987.

The Government Money Market Fund commenced operations on November 8, 1999 as successor to the Government Money Market Fund of Stagecoach and the U.S. Government Fund of Norwest. The predecessor Norwest U.S. Government Fund, which is considered the surviving entity for accounting purposes, commenced operations on November 16, 1987.

The Heritage Money Market Fund commenced operations on April 11, 2005, as successor to the Strong Heritage Money Market Fund. The predecessor Strong Heritage Money Market Fund commenced operations on June 29, 1995.

The Money Market Fund commenced operations on November 8, 1999 as successor to the Class A shares of the Prime Money Market Fund of Stagecoach, the Money Market Fund of Stagecoach and the Ready Cash Investment Fund of Norwest. The predecessor Stagecoach Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on July 1, 1992.

The Municipal Money Market Fund commenced operations on July 12, 2010, as successor to the Evergreen Municipal Money Market Fund. The predecessor fund commenced operations on November 2, 1998.

The Municipal Cash Management Money Market Fund commenced operations on July 12, 2010, as successor to the Evergreen Institutional Municipal Money Market Fund. The predecessor fund commenced operations on November 20, 1996.

The National Tax-Free Money Market Fund commenced operations on November 8, 1999 as successor to the Institutional Class shares of the National Tax-Free Money Market Fund of Stagecoach and the Service Class shares of the Municipal Money Market Fund of Norwest. The predecessor Norwest Municipal Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on January 7, 1988. The Fund changed its name from the National Tax-Free Institutional Money Market Fund to the National Tax-Free Money Market Fund effective July 28, 2003.

The Prime Investment Money Market Fund commenced operations on November 8, 1999 as successor to the Ready Cash Investment Fund of Norwest. The predecessor Norwest Ready Cash Investment Fund was originally organized as a fund of Norwest and commenced operations on September 2, 1998.

The Treasury Plus Money Market Fund commenced operations on November 8, 1999 as successor to the Administrative, Service and Institutional Class shares of the Treasury Plus Money Market Fund of Stagecoach and the Service Class shares of the Treasury Plus Fund of Norwest. The predecessor Stagecoach Treasury Plus Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on October 1, 1985. The Fund changed its name from the Treasury Plus Institutional Money Market Fund to the Treasury Plus Money Market Fund effective July 28, 2003.

The 100% Treasury Money Market Fund commenced operations on November 8, 1999 as successor to the Treasury Fund of Norwest. The predecessor Norwest Treasury Fund was originally organized as a fund of Norwest and commenced operations on December 3, 1990.

Fundamental Investment Policies

Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of each Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) investments in municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of nongovernment issuers), (iv) investments in repurchase agreements; provided further that each Fund reserves freedom of action to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the "SEC")) or its staff); and provided further that each of the California Municipal Money Market Fund, Municipal Cash Management Money Market Fund and National Tax-Free Money Market Fund (a) may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry and (b) may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments;

(9) with respect to the Municipal Money Market Fund and the Municipal Cash Management Money Market Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in municipal obligations that pay interest exempt from federal income tax, but not necessarily the federal AMT.

(10) with respect to the National Tax-Free Money Market Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which (i) is exempt from federal income tax (including federal alternative minimum tax ("AMT")); nor

(11) with respect to the California Municipal Money Market Fund invest less than 80% of net assets plus investment borrowings, under normal circumstances, in municipal obligations that pay interest exempt from federal income tax, but not necessarily the federal AMT.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(2) Each Fund may not invest or hold more than 5% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(4) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(5) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(6) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(7) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

PERMITTED INVESTMENT ACTIVITIES AND CERTAIN ASSOCIATED RISKS

Set forth below are descriptions of permitted investment activities for the Funds and certain of their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. Not all of the Funds participate in all of the investment activities described below. In addition, with respect to any particular Fund, to the extent that an investment activity is described in such Fund's Prospectus as being part of its principal investment strategy, the information provided below regarding such investment activity is intended to supplement, but not supersede, the information contained in the Prospectus, and the Fund may engage in such investment activity in accordance with the limitations set forth in the Prospectus. To the extent an investment activity is described in this SAI that is not referenced in the Prospectus, a Fund under normal circumstances will not engage in such investment activity with more than 15% of its assets unless otherwise specified below. Unless otherwise noted or required by applicable law, the percentage limitations included in this SAI apply at the time of purchase of a security.

For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

DEBT SECURITIES

Adjustable Rate Obligations

Adjustable rate obligations include obligations such as demand notes, medium term notes, bonds and commercial paper. The interest rate on adjustable rate obligations may be floating or variable. The Funds may only invest in floating- or variable-rate obligations that bear interest at a rate that resets based on standard money market rate indices or which are remarketed at current market interest rates. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals while the interest rate on floating-rate obligations is adjusted when the rate on the underlying index changes.

These obligations may have stated maturities in excess of 397 days to the extent permitted by Rule 2a-7 under the 1940 Act. They may have a conditional or unconditional demand feature that permits the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days. Variable-rate demand notes also include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The issuer of such obligations may have a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations.

Some adjustable rate obligations may be secured by letters of credit or other credit support arrangements provided by banks. Such credit support arrangements often include unconditional and irrevocable letters of credit that are issued by a third party, usually a bank, which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are designed to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying variable rate demand obligation should default. Some variable rate obligations feature other credit enhancements, such as standby bond purchase agreements ("SBPAs"). An SBPA can feature a liquidity facility that is designed to provide funding for the purchase price of variable rate obligations that are unable to be successfully remarketed for resale. The liquidity facility provider is obligated solely to advance funds for the purchase of tendered variable rate bonds that fail to be remarketed and does not guarantee the repayment of principal or interest. The liquidity facility provider's obligations under the SBPA are subject to conditions, including the continued creditworthiness of the underlying borrower or issuer, and the facility may terminate upon the occurrence of certain events of default or at the expiration of its term. In addition, a liquidity facility provider may be unable or unwilling to perform its obligations. A Fund may be unable to timely dispose of a variable rate obligation if the underlying issuer defaults and the letter of credit or liquidity facility provider is unable or unwilling to perform its obligations or the facility otherwise terminates and a successor letter of credit or liquidity provider is not immediately obtained. The potential adverse impact to a Fund resulting from the inability of a letter of credit or liquidity facility provider to meet its obligations could be magnified to the extent the provider also furnishes credit support for other variable-rate obligations held by the Fund.

In the case of adjustable rate securities that are not subject to a demand feature, the Fund is reliant on the secondary market for liquidity. There generally is no established secondary market for master demand notes because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit, SBPAs or other credit support arrangements, a Fund is dependent on the ability of the borrower to pay principal and interest on demand.

Adjustable rate obligations may not be rated by Nationally Recognized Statistical Ratings Organizations and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, monitors the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio to determine that they present minimal credit risk. Floating- and variable-rate instruments are subject to interest-rate and credit risks and other risks generally associated with debt securities.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Asset-Backed Securities

Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivable of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and timeshares, although other types of receivables or assets also may be used as underlying assets.

While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectus(es), asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

Bank Obligations

Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political, regulatory or economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different regulatory, accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Commercial Paper

Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The Funds may only purchase commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) of issuers that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

Asset-Backed Commercial Paper. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount or a downgrade or loss of credit support could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

Commercial paper is also subject to the risks generally associated with debt securities discussed elsewhere in this SAI and the Prospectus(es).

Corporate Debt Securities

Certain of the debt instruments purchased by the Funds may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated "Baa" by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix.

Dollar Roll Transactions

Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities,and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. A Fund will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Foreign Government Securities

Foreign government securities investments include the securities of "supranational" organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Fund's investment objective.

Foreign Obligations and Securities

Investments in foreign obligations and securities include high-quality, short-term (thirteen months or less) debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Letters of Credit

Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings banks and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Loan Participations

A loan participation gives a Fund an undivided proportionate interest in a loan or instrument originated by a bank or other institution. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, typically do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the loan participation.

Mortgage-Related Securities

Certain Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as such as other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Municipal Bonds

Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are supported by the municipality's general taxing authority, while revenue bonds are supported by the revenues from one or more particular project or activity. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities.

Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. Although the insurance feature is designed to reduce certain financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce a Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch or otherwise rated investment grade. To the extent that securities held by a Fund are insured as to principal and interest payments by insurers whose claims- paying ability rating is downgraded by Moody's, S&P or Fitch, the value of such securities may be affected. There is, however, no guarantee that the insurer will meet its obligations. Moreover, the insurance does not guarantee the market value of the insured obligation or the net asset value of the Fund's shares. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. A Fund also may purchase municipal obligations that are additionally secured by bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's federal alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

A Fund invests in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such opinion may have been issued as of a date prior to the date that the Fund acquires the municipal security. Subsequent to a Fund's acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as "exempt-interest dividends" could be adversely affected, subjecting the Fund's shareholders to increased federal income tax liabilities. Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If any Fund held such a bond, it might have to distribute taxable income or reclassify as taxable, ordinary income that was previously distributed as exempt-interest dividends.

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Municipal Notes

Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

RAWs. Revenue anticipation warrants, or reimbursement warrants, are issued to meet the cash flow needs of state governments at the end of a fiscal year and in the early weeks of the following fiscal year. These warrants are payable from unapplied money in a state's general fund, including the proceeds of RANs issued following enactment of a state budget or the proceeds of refunding warrants issued by the state, and are typically subordinated in right of payment to RANs.

The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk).

Repurchase Agreements

Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 5% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Each Fund may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained.

Restricted Securities Certain Funds may invest in certain restricted securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities") and commercial paper issued in reliance on Section 4(2) of the 1933 Act ("4(2) Paper"). Rule 144A Securities and 4(2) Paper ("Restricted Securities") are not publicly traded, and thus the liquidity of the market for such securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Restricted Securities that are "illiquid" are subject to the Funds' policy of not investing or holding more than 5% of net assets in illiquid securities. The investment adviser, under guidelines approved by the Board, will evaluate the liquidity characteristics of each Restricted Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Restricted Security; (2) the number of dealers willing to purchase or sell the Restricted Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Restricted Security; and (4) the nature of the Restricted Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Restricted Security, the method of soliciting offers and the mechanics of transfer). In order for the adviser to determine that 4(2) Paper is liquid, the adviser must find that, in addition to satisfying the factors identified above, the following conditions are met: (1) the 4(2) Paper must not be traded flat or be in default as to principal or interest; and (2) the 4(2) Paper must be rated in one of the two highest rating categories by requisite NRSROs.

Unrated and Downgraded Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds. The Funds may purchase unrated instruments only if they are purchased in accordance with the Funds' procedures adopted by the Board in accordance with Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board has determined that disposal of the portfolio security would not be in the best interests of the Fund.

U.S. Government Obligations

U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government agencies or U.S. Government sponsored entities. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securities issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. Government-sponsored entities (whose obligations are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk.

In addition to the securities discussed above, a Fund may also purchase debt guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), an independent agency of the U.S. Government, through the FDIC's Temporary Liquidity Guarantee Program ("TLGP"). Under the TLGP, the FDIC guarantees newly issued senior unsecured debt issued on or before June 30, 2009 by FDIC-insured depository institutions, U.S. bank holding companies and financial holding companies and certain U.S. savings and loan holding companies (FDIC-backed debt). The expiration date of the FDIC's guarantee is the earlier of the maturity date of the FDIC-backed debt or June 30, 2012. FDIC-backed debt is backed by the full faith and credit of the U.S. Government, but is still subject to interest rate and market risk.

Recent Regulatory Events Related to FNMA and FHLMC

On September 7, 2008, both FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency ("FHFA"). Under the plan of conservatorship, the FHFA assumed control of the operations of FNMA and FHLMC. In connection with the actions taken by the FHFA, the U.S. Treasury has been providing financial contributions to FNMA and FHLMC in return for shares of a new class of senior preferred stock in FNMA and FHLMC issued under certain preferred stock purchase agreements ("SPAs"). The U.S. Treasury is obligated to provide such financial contributions under the SPAs through 2012. The SPAs impose significant restrictions on the activities of FNMA and FHLMC.

The value of securities guaranteed by FNMA and FHLMC may be impacted by (among other things), actions taken by the FHFA in its role as conservator and the U.S. Treasury as a purchaser of senior preferred securities, as well as by future legislation or regulatory actions.

Variable Rate and Amount Master Notes

Certain Funds may invest in variable amount master demand notes, obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and the Funds whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest.

OTHER INVESTMENTS AND TECHNIQUES

Borrowing

Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Forward Commitments, When-Issued and Delayed-Delivery Transactions

Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.
The Funds have a segregated account in which they may maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

Funding Agreements

Funding agreements are investment contracts with insurance companies which pay interest at a fixed, variable, or floating rate, and pay principal on a certain mutually agreeable maturity date. The term to maturity cannot exceed 397 days. Funding agreements may or may not allow the Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days' notice to the Fund. The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and the Fund.

Illiquid Securities

Securities not registered under the 1933 Act, and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 5% of its net assets in illiquid securities.

Other Investment Companies

A Fund may invest in shares of other open-end and closed-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets.

Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. Other investment companies may include exchange-traded funds ("ETFs"), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller, and all ETFs have limited redemption features. Pursuant to certain exemptive relief granted by the SEC, the Fund's investments in certain ETFs may exceed certain of the limits described above.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Funds, including the money market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest.

iShares. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities

These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS

In addition to the general financial condition of the State, certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information does not purport to be a comprehensive description of all relevant facts and circumstances. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, such information has been obtained from official statements and other disclosure documents published or provided in connection with various securities offerings of the State of California and local agencies in California, available as of April 2012. Further, all estimates and projections contained in the following information should not be construed as statements of fact. Such estimates and projections are based upon assumptions that may be affected by numerous factors and there can be no assurance that target levels will be achieved.

GENERAL ECONOMIC FACTORS

The State of California is by far the most populous state in the nation, nearly 50 percent larger than second-ranked Texas according to the 2010 U.S. Census. The 2011 estimate of California's population is 37.5 million residents, which is 12 percent of the total United States population. California's economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

The California economy continued to recover slowly between the 2011 Budget Act and 2012-13 Governor's Budget despite weak residential construction and real estate and fiscally strapped state and local governments. Strong growth in high-technology sectors and international trade likely offset much of the loss in output from home building and local government.

Statistics coming from the California economy are painting a picture of a recovery that appears well rooted. California regions that are home to high-technology, high-wage, and/or export-driven industries appear to be doing relatively well. The remaining areas of the state are still affected by weak housing markets and public sector financial troubles. Strong growth in the high-technology sector and international trade may be offsetting weak residential construction and real estate and fiscally strapped state and local governments. California is also likely benefiting from its attractiveness to venture capitalists. In 2011, California accounted for more than half of the entire nation's venture-backed investment-for the fourth consecutive year-led by software and biotechnology. A substantial portion of the state's recent jobs gains stemmed from hiring in high-wage industries such as computer design, semiconductor manufacturing, information technologies, and scientific and technical research. This focus on high-technology industries has boosted California incomes. For example, the Facebook IPO could result in about $12 billion of additional income for California residents in the latter half of 2012.

California continued to benefit from strong export growth. Led by computer and electronic products, made-in-California exports grew by 11.3 percent in 2011 and 19 percent in 2010, after falling by 17 percent in 2009. Computers, electronics, electronic machinery, and transportation equipment accounted for over 30 percent of this growth. Among recipients, Mexico accounted for nearly 32 percent of the 2011 export gains.

As in the rest of the nation, consumer spending in California rebounded in 2011 with growing vehicle sales playing a significant role. Taxable retail sales during the first three quarters of 2011 grew 8.5 percent from the same period in 2010. New motor vehicle registrations during the first nine months of 2011 were up over 11 percent from the same months of 2010.

Personal income increased for the eighth consecutive quarter in the third quarter of 2011. Taxable sales increased for the ninth consecutive quarter in the third quarter of 2011.

Labor markets are making slower and less consistent progress. After accelerating in the second half of 2011, nonfarm employment growth slowed at the beginning of 2012-from an average monthly gain of 37,000 jobs during the last five months of 2011 to 19,000 on average during the first three months of 2012. The fastest growing industry sectors included information; professional, scientific, and technical services; and private educational services. California's nonfarm payroll jobs grew by 167,900 between December 2010 and December 2011. In the twelve months before that, jobs grew by 145,500. The state unemployment rate reached a high of 12.4 percent in late 2010. The rate improved thereafter, falling to 11.2 percent in December 2011. In comparison, the national unemployment rate was 8.5 percent in December 2011.

Existing home sales stabilized around the half-million unit rate (seasonally-adjusted and annualized) however, the median sales price fell by 6.2 percent in 2011 bringing the median price of these homes to approximately $300,000. California issued 47,000 residential building permits in 2011 as compared to the 209,000 permits issued in 2005. California's housing markets appear to have reached their low points and are recovering slowly.

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Driven to a large extent by investors, home sales have increased from the 469,000-unit pace in the middle of 2011 to a 517,000-unit pace in the first quarter of 2012.

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Although still much higher than historic levels, notices of default have declined to 257,700 in 2011 from their peak of 456,300 in 2009.

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The $268,300 median sales price of existing single-family homes sold in January 2012 was up 8.4 percent from the lowest price recorded during the recession-$247,600 in February 2009.

The prospect of a European financial crisis appears to be the biggest known risk at this point. Economic growth in Europe is expected to slow in 2012, which may adversely affect U.S. exports. California's exposure to this risk, though, may be less than the nation's as a whole. Pacific Rim economies, Japan and China in particular, are considered to be much more important to the California economy than are European economies.

FINANCIAL STRESS

Since the beginning of 2010, the nation and California have been gradually recovering from the worst recession since the Great Depression. National economic output grew as did personal income in both the State and the nation, and job growth resumed. Because of the magnitude of the economic displacement resulting from the recession, the State continues to face significant financial challenges, but actions taken in the most recently adopted State budget have significantly reduced the "structural deficit" between the State's revenues and expenditures.

The economic downturn of the last few years adversely affected the State's budget situation. To exacerbate the problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a "structural" budget deficit. This structural deficit was due in part to overreliance on temporary remedies and expenditure reduction proposals that did not materialize. In presenting the proposed fiscal year 2011-12 budget in January 2011, Governor Brown noted the following fiscal factors:

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The State entered the recent recession with effectively no budget reserves.

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Between the estimates made in January 2008 and January 2011, in aggregate the State's three largest tax sources (personal income, sales and use, and corporate) were lower by more than 25 percent.

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Over the three fiscal years 2008-09 through 2010-11, the State adopted over $100 billion of budget solutions to fill projected budget gaps; of these actions, on average about 80 percent either were short-term/temporary actions or estimates/assumptions that did not materialize. These included use of federal stimulus funds, temporary tax increases which expired in 2011, various accounting changes and payroll deferrals and shift of moneys from redevelopment agencies, borrowing of money from special funds and local governments, sale of State buildings (subsequently cancelled) and deferral of other State payment obligations. One-time solutions had also been utilized earlier in the decade, including the issuance of Economic Recovery Bond Act deficit bonds ("ERBs") and the sale of tobacco lawsuit receivables. The State's revenue estimates utilized in connection with the fiscal year 2011-12 Budget Act (the "2011 Budget Act") assumed slow but positive economic growth, and the 2011 Budget Act projected that most of California's major revenue sources would grow in fiscal year 2011- 12. The 2011 Budget Act also took into account the end of federal stimulus funds ("ARRA") which provided $4.2 billion to the State to offset General Fund costs in fiscal year 2010-11, and the expiration on June 30, 2011 of temporary surcharges on personal income taxes, sales taxes and vehicle license fees which provided $7.1 billion in the last fiscal year. The 2011 Budget Act closed a projected $26.6 billion budget gap for the two fiscal years 2010-11 and 2011-12 and made substantial progress in addressing the State's long-term structural budget deficit by enacting over $15 billion of expenditure reductions from the General Fund.

In December 2011, the Department of Finance estimated that General Fund revenues would fall short of projections made in the 2011 Budget Act, and certain automatic expenditure reductions were made. The fiscal year 2012-13 Governor's Proposed Budget, released on January 5, 2012, estimated that, absent any corrective actions, the State would end the 2011-12 fiscal year with a $4.1 billion deficit, and that the deficit would grow to $9.2 billion by June 30, 2013. The Governor proposed to close this gap with a combination of further expenditure reductions and revenue increases which would have to be approved by voters at the November 2012 election. If the voters do not approve the new taxes under the Governor's proposal, additional expenditure cuts would be imposed as of January 1, 2013.

During the recent recession, which officially ended in 2009, the state experienced the most significant economic downturn since the Great Depression of the 1930s. As a result of continuing weakness in the state economy, state tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls. At the time of the 2011-12 May Revision, the state's economy appeared to be picking up steam, reflected in rising revenue collections. Since then, several events seem to have slowed that progress-the aftermath of the Japanese earthquake, unrest in the Middle East, the federal debt limit debate, and the European fiscal crisis. Consequently, the 2012-13 Governor's Budget forecasts that the economic recovery from the recession will continue at a slow pace. General Fund revenues are not projected to return to their 2007-08 level until 2014-15.

There can be no assurances that the state will not continue to face fiscal stress and cash pressures and that such circumstances will not become more difficult, or that other impacts of the current economic situation will not further materially adversely affect the financial condition of the state.

RATINGS

Three major credit rating agencies, Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch Ratings ("Fitch"), assign ratings to California long-term general obligation bonds. As of May 2012, Moody's, S&P and Fitch assign ratings of A1, A- and A-, respectively, to California's long-term general obligation bonds. The ratings of Moody's, S&P, and Fitch represent their respective opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon, and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

STATE BUDGET

The State Constitution specifies that an annual budget shall be proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under state law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected resources for the ensuing fiscal year. State law also requires the Governor to update the Governor's Budget projections and budgetary proposals by May 14 of each year (the "May Revision"). The May Revision is normally the basis for final negotiations between the Governor and Legislature to reach agreement on appropriations and other legislation to fund state government for the ensuing fiscal year (the "Budget Act").

On November 2, 2010, the voters of the state approved Proposition 25, an initiative measure amending the state's Constitution to provide that the Budget Act, which is required by the Constitution to be in balance, must now be approved by a majority (as opposed to two-thirds) vote of each House of the Legislature. Two other initiatives, Propositions 22 and 26, were also approved, which together limit the state's fiscal flexibility. Pursuant to legislation accompanying the 2010 Budget Act, voters will consider at the November 2014 statewide election an amendment to the state Constitution that would strengthen existing provisions for a budget reserve fund and place limits on state spending in years in which state revenues exceed a specified cap. Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have made it more difficult for the state to raise taxes, restricted the use of the General Fund or special fund revenues, or otherwise limited the Legislature and the Governor's discretion in enacting budgets and similar laws and amendments are currently under consideration.

Background. The 2011-12 Governor's Budget solutions to close a projected $25.4 billion two-year budget gap had several major components, including expenditure reductions totaling about $12.5 billion and a five year extension of temporary increases in personal income taxes, sales and use taxes and vehicle license fees and a reduction in dependent exclusions from personal income taxes, totaling $14 billion. Ultimately, the Governor was not able to obtain enough legislative votes to put his proposed tax increase on the June 2011 ballot, but much of the expected additional revenue from that part of his proposal ended up being made up from higher receipts at the end of the 2010-11 fiscal year and higher projections of 2011-12 revenues under existing tax rates as the state ended the 2010-11 fiscal year. The 2011 Budget Act was the first budget to be enacted under Proposition 25, approved by the voters in November 2010, which lowered the required vote for budget actions to a majority from two-thirds.

By the end of June 2011, preliminary cash results for the General Fund's main tax sources for May and part of June were ahead of the 2011-12 May Revision projections. The additional revenues for May and June were estimated at $1.2 billion (of which the Department of Finance has reported that on an agency cash basis $1.15 billion was actually achieved by June 30, 2011). The Legislature and Department of Finance agreed that if the trend of better-than-projected revenues continued, about $4 billion of additional revenue could be received for the full year 2011-12. The combined $5.2 billion of additional revenues above the 2011-12 May Revision projection was enough to close the remaining budget gap, and the final budget act was adopted on June 30, 2011. However, a "trigger mechanism" was included in the 2011 Budget Act to reduce spending automatically if an updated forecast of full-year revenues in mid-December 2011 showed that there would be at least a $1 billion shortfall compared to the 2011 Budget Act estimate. This mechanism was ultimately used.

The 2012-2013 Budget Act.
 The 2012-2013 Governor's Budget, released on January 5, 2012, proposed to solve an estimated $9.2 billion budget gap for fiscal years 2011-12 and 2012-13 with a combination of spending reductions and revenue solutions. This compares with an estimated budget gap of over $26 billion for fiscal years 2010-11 and 2011-12 at the time of the 2011-12 Governor's Budget. The 2012-13 Governor's Budget projected General Fund revenues and transfers for fiscal year 2012-13 at $95.4 billion, an increase of $6.8 billion or 7.7 percent compared with revised estimates for fiscal year 2011-12. General Fund expenditures for fiscal year 2012-13 were projected at $92.6 billion, an increase of $6.0 billion or 7.0 percent compared with revised estimates for fiscal year 2011-12. After adjusting for one-time expenditures, the overall expenditure growth was estimated at 1.3 percent.

The 2012-13 Governor's Budget proposed a combined total of $10.3 billion of budget solutions for fiscal years 2011-12 and 2012-13 to balance the budget and build a $1.1 billion reserve. The solutions consist of $4.2 billion of expenditure reductions (approximately 41.0 percent of solutions), $4.7 billion of revenue solutions (45.0 percent), and $1.4 billion of other solutions (14.0 percent). Expenditure reductions include $2.0 billion of reductions in Health and Human Services including $946.2 million cuts relating to CalWORKs and $842.3 million cuts relating to Medi-Cal; $1.3 billion in Education which includes $544.4 million cuts in Proposition 98 expenditures, $446.9 million cuts in Child Care and $301.7 million cuts in the Cal Grant Program. Other solutions include loan repayment extensions amounting to $630.5 million, using other funds to pay $417 million in Unemployment Insurance Interest due to the federal government and shifting weight fee revenues amounting to $349.5 million to the General Fund.

To achieve the proposed revenue solutions, the Governor will ask voters in November 2012 to approve an initiative Constitutional Amendment that will temporarily increase tax rates on the state's high-income taxpayers and increase the Sales and Use Tax rate by one-half percent. The specific rate increases may be changed from the Governor's original proposal. Both versions of the initiative guarantee these new revenues to K-14 schools and colleges and constitutionally protect the funds shifted to local government to pay for public safety. The 2012-13 Governor's Budget estimated that the new tax revenues from the January Revenue Initiative would generate an estimated $6.9 billion allocable on a budgetary basis to the 2011-12 and 2012-13 fiscal years. Cash receipts of the new tax revenues will only commence after the election, mostly after January 1, 2013. After accounting for the increased Proposition 98 minimum guarantee, it would provide $4.4 billion in net budgetary benefit to the General Fund. The proposed budget includes a backup plan that specifies $5.4 billion in cuts affecting education and public safety that would go into effect on January 1, 2013, if a ballot initiative is not approved. These trigger cuts include $4.8 billion from Proposition 98 spending, $200 million each from University of California and California State University, $125 million from state courts, and about $29 million from other agencies.

The 2012-13 Governor's Budget has the following significant components by major program area:

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Proposition 98 - The Proposition 98 guarantee for fiscal year 2012-13 is $52.5 billion, of which $30.9 billion is funded from the General Fund, including a portion of the assumed new revenue from the Governor's tax initiative. The balance will come from local property taxes. In addition to new revenues, the 2012-13 Governor's Budget includes a series of adjustments or "rebenchings" of the Proposition 98 guarantee. The most significant adjustment relates to the elimination of the sales tax on gasoline in 2010-11. The proposed budget also includes a Proposition 98 General Fund reduction to offset increased local revenues resulting from the elimination of redevelopment agencies.

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K-12 Education - A total of $39.2 billion for K-12 education programs for fiscal year 2012- 13, of which $38.2 billion is funded from the General Fund and the Education Protection Account fund. The remaining funds include special and bond funds. (The Education Protection Account would be established under the Governor's proposed Constitutional Amendment to appear on the November 2012 ballot, and would receive the moneys generated by the increased income and sales tax rates.)

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Higher Education - Total state funding of $9.8 billion, including $9.4 billion from the General Fund and Proposition 98 sources, for all major segments of Higher Education, including stem cell research. The remaining funds include special and bond funds.

In the 2012-13 Governor's Budget, the Administration proposes a long-term funding plan for higher education which would provide the University of California ("UC") and the California State University ("CSU") with sufficient operating funding to support their core missions, to provide a minimum level of resources to maintain student access, affordability, and program quality. The plan begins with establishing 2012-13 funding as the base year. Beginning in 2013-14, the institutions would receive a General Fund increase of four percent per year contingent upon the passage of the revenue-generating ballot initiative in November 2012 and upon the institutions reporting on and achieving various performance and accountability standards.

Currently, debt service for state general obligation bonds and lease revenue bonds issued for UC and CSU for capital projects and CSU's state-funded retirement contributions are annually adjusted and budgeted separately from the institutions' base General Fund appropriation. The 2012-13 Governor's Budget proposes that debt service and CSU's retirement contribution would be accounted for as part of the institutions' base appropriations beginning in 2012-13. Thus, the institutions would have more responsibility to determine the appropriate mix of dollars dedicated to capital projects, pensions, instructional and support activities.

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Health and Human Services - Total funding of $42.9 billion, including $26.4 billion from the General Fund, for Health and Human Services programs. The remaining funds include special and bond funds.

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Prison Funding - Total funding of $10.7 billion, including $8.7 billion from the General Fund for the California Department of Corrections and Rehabilitation. The remaining funds include special and bond funds.

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Redevelopment Agencies - Two bills enacted as part of the 2011 Budget Act eliminated redevelopment agencies but optionally allowed them to continue in existence if their sponsoring entities paid a fee to local schools and certain special districts. For those redevelopment agencies that were dissolved, the statute directed the property tax increment they would have received, after payment of redevelopment debt obligations, to be paid to local agencies and school districts according to their base property tax allocations. The 2011 Budget Act reflected an allocation of $1.7 billion of these funds to offset K-14 Proposition 98 General Fund expenditures in fiscal year 2011-12. Both of these bills were challenged before the California Supreme Court by the California Redevelopment Association and other organizations. On December 29, 2011, in the case California Redevelopment Association et al. v. Matosantos et al., the California Supreme Court upheld the state's ability to eliminate redevelopment agencies, but also ruled that requiring redevelopment agencies to remit payments to schools in order to avoid elimination was unconstitutional. In accordance with the Court's order, all redevelopment agencies were dissolved on February 1, 2012. Revenues that would have been directed to the redevelopment agencies will be distributed to make "pass through" payments to local agencies that they would have received under prior law, and to successor agencies for retirement of the redevelopment agencies' debts and for limited administrative costs. The remaining revenues will be distributed as property taxes to cities, counties, school and community college districts, and special districts under existing law.

The 2012-13 Governor's Budget reflects an estimate that approximately $1.075 billion in additional property tax revenue will be received by K-14 schools in 2012-13, which will offset the state's Proposition 98 General Fund obligation. It also estimates that the state will continue to realize Proposition 98 General Fund savings in fiscal years subsequent to 2012-13. While the amounts have not been calculated, they are anticipated to be in the range of the 2012-13 savings for several years, and to gradually increase as the debts of the abolished redevelopment agencies are paid down and their property is sold, and as local property taxes grow.

The Department of Finance has proposed legislation that would reduce current year (2011- 12) funding under Proposition 98 from the General Fund for community colleges and K-12 special education by approximately $171 million. The proposed reductions reflect an expected increase in local property tax revenues due to the elimination of redevelopment agencies. The estimated savings would decrease significantly if the proposed language is not enacted by April or May of 2012.

Deferred Obligations. Despite eliminating a significant portion of the structural deficit in the 2011 Budget Act, the state continues to face major long-term challenges. As part of the 2012-13 Governor's Budget projection, the Administration prepared a table showing $33.0 billion in "budgetary borrowing," which consisted of budget solutions adopted over the prior decade which they contend had the effect of pushing costs into future years. This table represents a point-in-time estimate of what budgetary borrowings would be at the end of the 2011-12 fiscal year. Items listed in the table as "deferrals," represent actions (totaling $13.0 billion) taken to move required payments from the 2011-12 fiscal year into the next year for budgetary savings. These deferrals have to be renewed from year to year to avoid having to make a double payment within a fiscal year.

Deferred obligations shown in the table below are a portion of Proposition 98 payments to schools and community colleges, certain Medi-Cal reimbursements, one months' state payroll and the final quarterly payment to the state pension fund. Other budgetary borrowings shown in the table are repayment of the ERBs which financed budget deficits from prior to 2004, repayment of certain legislatively approved interfund borrowings, reimbursement of borrowings from state and local governments, reimbursements to local governments and school districts for the costs of state mandates placed on those entities under state laws, and repayments to school and community college districts of amounts owed under Proposition 98 from recalculation of the guarantee after the end of the fiscal year, referred to in the table as "underfunding of Proposition 98" and also referred to as "settle-up payments."

The Administration projects that, if all of its proposals in the 2012-13 Governor's Budget are adopted and approved by the voters, the state's budget in future years would carry annual operating surpluses (revenues exceeding expenditures), which would allow all of the accumulated debts shown in the table to be retired by the end of the 2015-16 fiscal year.

Outstanding Budgetary Borrowing (Projected June 30, 2012 Balances)
($ in Billions)
Deferred payments to schools and community colleges to next fiscal year	$10.4
Economic Recovery Bonds	6.3
Loans from Special Funds	3.4
Unpaid costs to local governments, schools and community colleges for state mandates	4.5
Underfunding of Proposition 98 ("settle-up" payments)	3.4
Borrowing from local government (Proposition 1A)	2.1
Deferred Medi-Cal Costs to next fiscal year	1.3
Deferral of state payroll costs from June to July	0.8
Deferred payments to CalPERS to next fiscal year	0.5
Borrowing from transportation funds (Proposition 42)	0.3
Total	$33.0
Source: Department of Finance, 2012-13 Governor's Budget

Note: The table above does not reflect elements of the 2012-13 Governor's Budget, which provide for repayment of some of these obligations, such as regularly scheduled retirement of ERBs, a scheduled repayment of part of the Proposition 98 "settle-up" obligations, and some amount of repayment of loans from special funds.

In some instances, such as the ERBs and the repayment to local governments under Proposition 1A, the repayment mechanism over time is included in annual budgets. In other cases, such as the loans from special funds, the repayment mechanism remains within the discretion of the Legislature.

In addition to the budgetary borrowing shown in the table above, the state faces future obligations to employees for compensated absences, costs for self-insurance, and future payment of interest owed on borrowings from the federal government for unemployment insurance payments. In addition to the Proposition 98 deferred payment and underfunding shown in the table above, there is another obligation owed under Proposition 98 which arises when under the terms of Proposition 98 there is an underfunding, such as a suspension of the guarantee; which is called a "maintenance factor." The Department of Finance estimates that the total outstanding balance of Proposition 98 maintenance factor payments will be $10.6 billion at the end of the 2011-12 fiscal year. The Proposition 98 maintenance factor will be repaid pursuant to the constitutional repayment formula in future years when state revenue increases.

The pension funds managed by the state's two main retirement systems, CalPERS and CalSTRS, each have unfunded liabilities in the tens of billions of dollars.

The 2012 Budget Act: Governor's May Budget Revision 2012-2013. In January 2012, the budget shortfall was estimated to be $9.2 billion. The May 2012 Revision estimates that the gap has increased to $15.7 billion. The $6.5 billion increase in the size of the 2012-13 budget problem appears to be attributable to three factors:

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Prior Revenue Forecast Was Too High ($4.3 billion)-Finance's January forecast appears to have been too reliant on strong April and June 2011 receipts, which have now been wiped out by weak final payments received in April 2012. The May Revision continues to project a modest economic recovery.

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Proposition 98 Spending Increases ($2.4 billion)-Proposition 98 funding for K-14 education relies on year-to-year changes in revenues. Under the revenue forecast, 2011-12 revenues have decreased ($3.1 billion), and 2012-13 revenues, while lower than in January, are increasing by 5.9 percent. The resulting year-over-year increase in revenues means the state must pay an additional $1.2 billion for K-14 education. In addition, lower property tax estimates have increased General Fund costs.

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Federal Government and Courts Blocked Budget Cuts ($1.7 billion)-The federal government and courts continue to block measures to reduce the state's spending. These measures include requiring co-payments for Medi-Cal services, an In-Home Supportive Services ("lHSS") provider fee, and cuts to Medi-Cal providers. By blocking these measures, the federal government and courts are forcing the state to pursue even deeper reductions elsewhere. Similarly, further cuts will be required because the federal receiver for prison medical services overspent his budget by $428 million.

Absent actions to eliminate the structural gap between revenues and expenditures, the state could face about an $8 billion budget shortfall each year. The ongoing budget problem appears much smaller than what the state faced just over a year ago, when future shortfalls ranged from about $17 billion to $21 billion. The May 2012 Revision is intended to close the remaining gap.

Trigger Mechanism for Revenue Shortfall. The May 2012 Revision proposes a backup plan if the November 2012 ballot measure is not approved. The ballot trigger cuts totaling $6.1 billion would go into effect on January 1, 2013:

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Funding for schools and community colleges would be reduced by $5.5 billion. A reduction of this magnitude would result in a funding decrease equivalent to the cost of three weeks of instruction. It would also continue to provide 20 percent of program funds a year in arrears.

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The University of California and California State University would have funding reduced by $250 million.

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The state would reduce funding for a variety of public safety programs. The number of the state's public safety officers in the departments of Parks and Recreation (park rangers) and Fish and Game (wardens) would be reduced, and the state would no longer staff its beaches with lifeguards. Grants to local law enforcement for water safety patrol would be eliminated. The Department of Forestry and Fire Protection's firefighting capabilities would be reduced. Flood control programs in the Department of Water Resources would be cut, which would reduce channel and levee maintenance and floodplain mapping. The Department of Justice's law enforcement programs would be reduced.

Budget Risks. The 2011 Budget Act and related legislation addressing the state's financial situation, and the state's cash management plan, were based on a variety of assumptions. If actual results differ from those assumptions, the state's financial condition could be adversely affected. There can be no assurance that the financial condition of the state will not be materially and adversely affected by actual conditions or circumstances for the balance of the fiscal year, including but not limited to those described below.

Budget risks with potential significant General Fund impact for the balance of fiscal year 2011-12 include, but may not be limited to, the following:

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The Administration has estimated that revenues will fall short of the 2011 Budget Act projections and certain "trigger cuts" have been implemented to partially offset this shortfall. There can be no assurance that revenues will not fall further short of the updated projection made in the 2012-13 Governor's Budget.

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The projections for fiscal year 2011-12 contained in the 2012-13 Governor's Budget assume voter approval of new taxes in November 2012, some of which will be attributed to fiscal year 2011-12; so failure to obtain a favorable vote will adversely affect the budgetary balance at June 30, 2012.

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Approximately $0.4 billion (related to Medi-Cal and In-Home Supportive Services) in expenditure savings are contingent on receiving federal administrative approval. The Administration continues to work closely with the federal government to obtain these approvals, but there is no assurance that they will be obtained in full.

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Increased costs due to the inability to fully achieve savings for some of the more complex solutions, such as longer ramp-up processes than planned.

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Lawsuits challenging any of the solutions included in the 2011 Budget Act could prevent the state from achieving those solutions:

A lawsuit was filed challenging the calculation of the Proposition 98 funding formula for K-14 schools and colleges as a result of the realignment program enacted in the 2011 Budget Act. This issue has an estimated potential impact of $2.1 billion. The Administration does not expect this lawsuit to affect the 2011-12 fiscal year, but if decided against the state, it could have financial implications in future years. On March 28, 2012, after issuing a tentative ruling in favor of the state and hearing argument on the issues, the trial court took this matter under submission.

Lawsuits present continuing challenges to portions of the 2011 Budget Act which reduced Medi-Cal provider reimbursement and co-payments. The remaining risk in the provider reimbursement case is estimated to be $106 million in 2011-12. There is no additional risk in 2011-12 related to the co-payments.

Even with the balanced budget plan proposed by the May Revision, risks to the 2012-2013 budget remain. Potential cost increases associated with actions to reduce the federal deficit, federal government and court decisions, the pace of the economic recovery, an aging population, and rising health care costs all threaten the ability of the state to achieve and maintain a balanced budget over the long term. In addition, the exact level of capital gains and income growth for top earners remains uncertain. The scope of these risks and uncertainties underscores the need to take actions now that improve the state's finances on an ongoing basis.

Cash Flow Shortfall. On January 31, 2012, the Controller sent a letter to Legislative leaders stating that, as a result of revenues $2.6 billion below original 2011 Budget Act projections and expenditures $2.6 billion higher than projections through January 2012, the state faced a potential shortfall of about $3.3 billion in cash resources over a period from the beginning of March to mid-April, 2012, including in that amount a desire to maintain a "cushion" of cash resources of $2.5 billion at all times. By late February 2012, the Controller and other state fiscal officers implemented steps to resolve this potential shortfall through a combination of additional internal borrowing from special funds (utilizing legislation signed by the Governor on February 3, 2012), additional internal borrowing made possible by temporary increased deposits in an investment fund by state universities, additional external borrowing ($1 billion of revenue anticipation notes sold to institutional investors on February 22, 2012), and temporary delays in making certain payments. On March 12, 2012, the Controller reported that no further cash shortfall was projected for the balance of the 2011-12 fiscal year.

Pension Reform Proposal. Following the submission of the 2012-13 Governor's Budget, on February 2, 2012, the Governor submitted to the Legislature a draft constitutional amendment and accompanying statutory language needed to implement his 12-point pension reform plan affecting all California public employees in state government, local government, public universities and colleges, and school district, which the Governor had first outlined in the fall of 2011. The following provisions were included in the legislative proposals:

1. Requiring employees (including current employees) to contribute at least half of the annual normal costs of their pension plans.
 2. Establishing a process to design and implement a "hybrid" pension plan for newly hired employees that will feature a defined-contribution component, a lower defined-benefit formula than employees generally receive today, and Social Security integration where applicable.
 3. Increasing normal retirement ages to 57 for newly hired safety employees and 67 for newly hired non-safety employees.
 4. Calculating "final compensation" used to determine pension benefits for newly hired employees using the highest average annual compensation over a three-year period.
 5. Prohibiting bonuses, unused vacation or sick leave, and other pay perks from being included in the calculation of "final compensation" for newly hired employees.
 6. Limiting post-retirement employment for all employees, including current employees, who begin drawing pension benefits upon retirements, then return to work in a public agency covered under his or her previous pension system.
 7. Revoking pension benefits of public employees convicted of felony crimes related to their official duties.
 8. Prohibiting employers from enhancing pension benefits retroactively.
 9. Prohibiting contribution "holidays" when government employers suspend contributions necessary to fund annual pension costs.
 10. Eliminating the ability of employees to purchase additional service credit for time not actually worked.
 11. Restructuring the composition of the CalPERS Board to include more independent members who have financial or health care expertise, and who are not eligible to receive a CalPERS pension.
 12. Extending the number of work years that newly hired state employees will need to serve in order to become eligible to receive health care benefits in retirement.

The Governor's proposal is now being considered by a joint Assembly-Senate Conference Committee on Public Employee Pensions which was formed in 2011 to review various pension reform options. The Committee has held several hearings and another hearing is scheduled in mid-April.

STATE REVENUES, EXPENDITURES AND CASH MANAGEMENT

The state receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax, and corporation tax (which collectively constitute over 90 percent of total General Fund revenues and transfers). The state expends money on a variety of programs and services. Significant elements of state expenditures include education (both kindergarten through twelfth grade ("K-12") and higher education), health and human services, and correctional programs.

The 2011 Budget Act, signed on June 30, 2011, closed an estimated $26 billion budget gap for the 2010-11 and 2011-12 fiscal years with a combination of expenditure reductions, higher than originally projected revenues and other actions and projected a $543 million year-end budget reserve. In January 2012, the 2012-13 Governor's Budget projected that due to lower than expected revenues, inability to implement certain budgetary actions and some court decisions, absent further actions, the 2011-12 fiscal year would end with a $4.1 billion deficit, which would grow to $9.2 billion by June 30, 2013.

The 2012-13 Governor's Budget proposed a total of $10.3 billion in expenditure reductions and revenue solutions to close the $9.2 billion projected budget gap through June 30, 2013, and rebuild a $1.1 billion reserve. The Governor proposed to balance the budget with a combination of additional expenditure reductions and new revenues that would be generated by a temporary increase in certain state taxes. The new revenues would have to be approved by voters, and the Governor has commenced actions to obtain voter signatures to place a revenue initiative on the November 2012 ballot.

The 2012-13 Governor's Budget includes a backup plan for additional expenditure reductions if the additional revenues sought by the Governor's proposed ballot measure are not approved. The most significant trigger cuts, which would go into effect on January 1, 2013, include a $4.8 billion cut to school aid under Proposition 98, $200 million cuts each to both the University of California and the California State University systems, and a $125 million cut to funding for state courts.

The state manages its cash flow requirements during the fiscal year primarily with a combination of external borrowing and internal borrowing by the General Fund from over 700 special funds. The General Fund has typically ended each fiscal year with a net borrowing from these special funds. As of June 30, 2011, the General Fund owed $8.165 billion to these special funds and other state funds from internal borrowing for cash management purposes (compared to almost $10 billion at June 30, 2010). In February 2012, the state took a number of steps to avoid a cash flow shortfall in the period March-April 2012. The Controller stated on March 12, 2012 that no further cash shortfall was projected for the balance of the 2011-12 fiscal year.

The General Fund The moneys of the state are segregated into the General Fund and over 1,000 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the state. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

Budget Reserves

Special Fund for Economic Uncertainties ("SFEU") The SFEU is funded with General Fund revenues and was established to protect the state from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as "loans." The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the State Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. The legislation creating the SFEU also contains a continuous appropriation authorizing the State Controller to transfer the unencumbered balance in the General Fund to the SFEU, as of the end of each fiscal year. However, if, at the end of any fiscal year in which it has been determined that there are revenues in excess of the amount that may be appropriated, as defined in subdivision (a) of Section 2 of Article XIII B of the California Constitution, this transfer shall be reduced by the amount of the excess revenues. The estimates of the transfer shall be made jointly by the Legislative Analyst's Office ("LAO") and the Department of Finance. For budgeting and accounting purposes, any appropriation made from the SFEU, other than appropriations contained in Government Code Section 16418, is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

Budget Stabilization Account ("BSA") Proposition 58, approved in March 2004, created the BSA as a second budgetary reserve. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues (reaching a ceiling of 3 percent by fiscal year 2008-09) will be transferred by the State Controller into the BSA no later than September 30 of each fiscal year unless the transfer is suspended or reduced as described below. These transfers will continue until the balance in the BSA reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement will go back into effect whenever the balance falls below the $8 billion or the 5 percent target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. Proposition 58 also provides that one-half of the annual transfers shall be used to retire ERBs until a total of $5 billion has been used for that purpose. A total of $1.495 billion of the $5 billion amount has been applied to the retirement of ERBs.

Since 2007, the Budget Act has provided the Director of Finance the authority to transfer moneys from the BSA back into the General Fund in an amount determined by the Director of Finance to be sufficient to ensure there is a prudent General Fund balance. Using this authority, the Director of Finance ordered the transfer of the entire balance of $1.495 billion from the BSA to the General Fund to address a fiscal emergency proclaimed by the Governor on January 10, 2008. Once moneys are transferred out of the BSA, pursuant to this authority, they will not be replenished by a future fiscal year's annual transfer unless the Legislature, by statute, directs additional funds to be transferred from the General Fund into the BSA. Separate from the foregoing process for a budgetary transfer, the BSA may be used to make temporary loans ("interfund borrowings") to the General Fund, which must be repaid when the General Fund has available cash.

The 2012-13 Governor's Budget proposes that the transfer to the BSA of approximately $2.9 billion for 2012-13 be suspended in light of the continuing budgetary constraints on the General Fund. On May 31, 2011, Governor Brown issued an Executive Order to suspend the September 30, 2011 transfer from the General Fund to the BSA estimated at $2.7 billion based on the 2011 Budget Act. The previous Governor had also suspended the General Fund transfer to the BSA for fiscal years 2008-09 through 2010-11. There is currently no money in the BSA.

Proposed Strengthening of Reserve Funds California's chronic budget crises have been driven by growing state spending commitments funded by temporary spikes in revenues. When revenues return to their normal trend - or drop precipitously, as had been the case in the recent recession - the higher spending base cannot be sustained, and dramatic cuts to programs and/or tax increases have sometimes been required.

To help avoid these types of boom and bust budget cycles in the future, a constitutional amendment will be placed before voters at a future statewide election. This had been scheduled for June 2012 but under SB 202, a bill passed by the Legislature and signed by the Governor, the vote on the constitutional amendment will be deferred to November 2014. If approved by the voters, this constitutional amendment would place a limit on state spending if revenues in any fiscal year exceed a specified cap, by requiring such unanticipated revenues (after required payment of Proposition 98 obligations to schools) to be spent only on designated purposes such as deposits to the budget reserve fund, repayment of existing debts or capital investment in infrastructure. The measure would also strengthen existing law providing for annual deposits to the budget reserve fund, would increase the maximum size of the reserve fund from $8 billion to an amount equal to 10 percent of General Fund revenues, and would tighten the rules by which moneys can be transferred from the budget reserve fund. The amendment's key changes to the Rainy Day Fund ("BSA") are:

Rainy Day Fund Deposits

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3 percent of current year revenues are required to be deposited in the Rainy Day Fund every
September.

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The requirement to deposit funds cannot be waived after fiscal year 2012-13, except: (i) when a withdrawal would be allowed, or (ii) to the extent the deposit would bring the balance to over 10 percent of General Fund revenues in the year of the transfer.

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Half of the deposited funds stay in the Rainy Day Fund and half goes into a subaccount to pay down ERBs until a total of $5 billion has been deposited or the ERBs are retired.

Unanticipated Revenues

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Unanticipated Revenues are defined as the amounts above a trend line derived from a regression analysis of revenues over the past 20 years, accounting for temporary tax changes.

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Unanticipated Revenues will:

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Fund Proposition 98 obligations created by the revenue over the trend line, and

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Fund the current services budget (previous budget adjusted for population and inflation).

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Unanticipated Revenues will then be deposited into the Rainy Day Fund until the balance in the Fund equals 10 percent of General Fund revenues.

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When the Rainy Day Fund reaches its maximum required level, then Unanticipated Revenues may be used for one time purposes, as follows:

Paying off budget debts shall have priority over other one-time purposes. This would include repaying Proposition 1A loans, Proposition 42 suspensions, ERBs, and unfunded prior year Proposition 98 obligations.

After all budget debts are paid, other payments for other one-time purposes such as: additional transfers to the Rainy Day Fund, infrastructure, other debt reduction, tax rebates or one-time reductions, and funding liabilities for non-pension benefits for annuitants.

Rainy Day Fund Withdrawals

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Withdrawals from the Rainy Day Fund are permitted only when revenues are not sufficient to fund the current services budget. Withdrawal amounts are limited to the lesser of: (i) the amount that when added to available revenues would fund the current services budget, or (ii) half of the balance when a withdrawal has not occurred in the previous year.

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If withdrawals were made from the Rainy Day Fund in both of the previous two years, then the withdrawal amount is limited to the amount that when added to available revenues would fund the current services budget.

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Withdrawals are permitted to fund the costs of responding to a declared emergency (e.g., natural disaster, civil disturbance, or war).

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Except in years when a transfer from the Rainy Day Fund to the General Fund is made, 1.5 percent of revenues are transferred from the Rainy Day Fund to an account, which must be used for reduction of debt and infrastructure spending.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

As of March 1, 2012, the state had outstanding obligations payable principally from the state's General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund, consisting of $72.5 billion principal amount of general obligation bonds, $10.5 billion of lease-revenue bonds and $1.9 billion for repayment of budgetary borrowing from local governments pursuant to Proposition 1A of 2004. As of March 1, 2012, there was approximately $34.0 billion of authorized and unissued voter-approved general obligation debt payable from the General Fund and approximately $11.0 billion of authorized and unissued lease revenue bonds.

In addition, the state has engaged in budgetary actions which create pressures or repayment obligations from the General Fund in future years. Over a number of years, the state has adopted budget solutions for one fiscal year by deferring certain required payments (including Proposition 98 payments to schools, Medi-Cal reimbursements, state payrolls and payments to the state pension fund) from one fiscal year into the next year; these deferrals end up having to be repeated year after year. In addition, the General Fund is obligated for repayment of ERBs, certain legislatively-approved interfund borrowings, reimbursement of borrowings from state and local governments, reimbursements to local governments and school districts for the costs of state mandates placed on those entities under state laws, obligations to employees for compensated absences, costs for self-insurance, and future payment of interest owed on borrowings from the federal government for unemployment insurance payments. (In some cases, the Legislature has the ability to modify, further extend the timing of or even cancel the repayment of some of these obligations.)

As of the 2012-13 Governor's Budget, in addition to the Proposition 98 budgetary deferrals referred to above, the General Fund is obligated to repay school and community college districts for past underfunding which is permitted under Proposition 98 ("maintenance factor") and for recalculation of amounts owed under Proposition 98 when final revenue figures are determined after the end of a fiscal year ("settle-up payments"). The Department of Finance estimates that the total outstanding balances at the end of the 2011-12 fiscal year for Proposition 98 maintenance factor and settle-up payments will be $10.6 billion and $2.6 billion, respectively. The Proposition 98 maintenance factor payments will be repaid pursuant to the constitutional repayment formula in future years when state revenue increases.

The interfund borrowings are scheduled to be repaid over a number of years. These longer-term budgetary borrowings from special funds do not include short-term interfund borrowings (also called "special fund borrowings") for cash management purposes.

By the end of 2011-12, the total amount of budgetary borrowing is estimated to be $33 billion. The 2012-13 Governor's Budget proposes to pay off these outstanding budgetary borrowing and deferrals by 2015-16.

The State Treasurer is responsible for the sale of most debt obligations of the state and its various authorities and agencies. The state has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including RANs and RAWs.

General Obligation Bonds The State Constitution prohibits the creation of general obligation indebtedness of the state unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of all debt service payments on general obligation bonds, subject only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal and interest on the bonds have been paid. Certain general obligation bond programs, called "self-liquidating bonds", receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self-liquidating bond programs are the ERBs, supported by a special sales tax, and veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans.

General obligation bonds are typically authorized for infrastructure and other capital improvements at the state and local level. Pursuant to the State Constitution, general obligation bonds cannot be used to finance state budget deficits (except as already authorized by ERBs, as described below).

As of March 1, 2012, the state had outstanding $80,112,245,000 aggregate principal amount of long-term general obligation bonds, of which $72,466,575,000 were payable primarily from the state's General Fund, and $7,645,670,000 were "self-liquidating" bonds payable first from other special revenue funds. As of March 1, 2012, there were unused voter authorizations for the future issuance of $35,303,563,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $1,306,210,000 is for general obligation bonds payable first from other revenue sources.

A ballot measure is scheduled to be submitted to the voters at the statewide election on November 6, 2012 to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California's water supply systems, drought relief, and groundwater protection. This legislation specifies that not more than one-half of the bonds may be sold before July 1, 2015. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

Variable Rate General Obligation Bonds The general obligation bond law permits the state to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. These bonds represent about 5.4 percent of the state's total outstanding general obligation bonds (including ERBs). In addition to one series of ERBs which has been redeemed, the state plans to, in the next few months, redeem, purchase or defease approximately $140 million of additional ERBs from available funds. The state currently plans to refund, within the next few months, $198.1 million of variable rate general obligation bonds supported by letters of credit with new series of bonds which no longer have credit enhancement but will have variable interest rates to either a mandatory tender date or to scheduled maturity dates.

Under state law, except for the ERBs and certain other variable rate bonds without credit enhancement, the state must pay the principal of any general obligation bonds which are subject to optional or mandatory tender, and which are not remarketed or, if applicable, purchased by financial institutions which provide liquidity support to the state. The state has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds, and it no longer has any auction rate bonds outstanding.

General Obligation Commercial Paper Program Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. It is currently the state's policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described under "Variable Rate General Obligation Bonds". The state entered into new agreements in December 2011 with multiple banks to restructure the commercial paper program. A total of $1.649 billion of commercial paper is now authorized. No commercial paper was outstanding as of March 31, 2012.

Bank Arrangements In connection with the letters of credit or other credit facilities obtained by the state in connection with variable rate obligations and the commercial paper program, the state has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the state, and the terms (including interest rates and repayment schedules) by which the state would be required to repay any drawings (including drawings resulting from any failed remarketings) on the respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that variable rate obligations cannot be remarketed over an extended period (whether due to reductions in the credit ratings of the institution providing credit enhancement or other factors), interest payable by the state pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the variable rate obligation. On occasion the state's variable rate obligations have not been remarketed resulting in draws on the applicable credit facilities.

Lease-Revenue Obligations In addition to general obligation bonds, the state has acquired and constructed capital facilities through the use of lease-revenue borrowing (also referred to as lease-purchase borrowing). Under these arrangements, the State Public Works Board, another state or local agency or a joint powers authority issued bonds to pay for the construction of facilities such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a state agency, the California State University, the University of California or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. In some cases, there was not a separate bond issue, but a trustee directly created certificates of participation in the state's lease obligation, which were then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the State Constitutional provisions that require voter approval. The terms "lease-revenue obligation," "lease-revenue financing," "lease-purchase obligation" or "lease-purchase" means principally bonds or certificates of participation for capital facilities where the lease payments providing the security are payable from the operating budget of the respective lessees, which are primarily, but not exclusively, derived from the General Fund, and also includes revenue bonds for a state energy efficiency program secured by payments made by various state agencies under energy service contracts. The state had $10,500,750,000 in lease-revenue obligations outstanding as of March 1, 2012. The State Public Works Board, which is authorized to sell lease-revenue bonds, had $11,024,118,645 authorized and unissued as of March 1, 2012. There is a $7.4 billion program to finance certain correctional facilities with lease revenue bonds. In addition, SB 1407 (Chapter 311, Statutes of 2008) included intent language for up to $5 billion in lease revenue financing for court construction, none of which has been sold to date. The debt service for all court projects financed under SB 1407 will be paid from a special fund with revenues dedicated for debt service payments.

Non-Recourse Debt Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from state revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users or local governments of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $59 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2011.

Build America Bonds In February 2009, the Congress enacted certain new municipal bond provisions as part of the ARRA, which allowed municipal issuers such as the state to issue "Build America Bonds" ("BABs") for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay the issuer an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010, which is financially more advantageous for certain maturities of bonds. The BAB subsidy payments from general obligation bonds are General Fund revenues to the state, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the state is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the state payable to the federal government. As of January 1, 2012 the state has received all BABs cash subsidy payments to which it has been entitled, without offset. Between April 2009 and December 2010, the state issued $13.54 billion of BAB general obligation bonds and $551 million of BAB lease-revenue bonds. The aggregate amount of the subsidy payments to be received from fiscal year 2011-12 through the maturity of these bonds (mostly 20 to 30 years) is approximately $9.0 billion for the general obligation BABs and $309 million for the lease-revenue BABs. Federal legislative proposals have been made from time to time which would provide for future issuance of BABs (although at lower subsidy rates), but none have been enacted into law.

Future Issuance Plans; General Fund Debt Ratio Since 2006, approximately $53.6 billion of new general obligation bonds, $12.1 billion of lease-revenue bonds and $1.895 billion of Proposition 1A bonds have been authorized by voters and/or the Legislature. These authorizations led to a substantial increase in the amount of General Fund-supported debt outstanding, from $44.85 billion as of July 1, 2006 to $84.9 billion as of March 1, 2012, while still leaving current authorized and unissued bonds of about $45.0 billion. In 2009 and 2010, over $35.07 billion of new money general obligation bonds, lease-revenue bonds and Proposition 1A bonds were sold. Following the moratorium on debt issuance in the first half of 2011, $5.89 billion of general obligation and lease-revenue bonds were sold in the second half of 2011. Of this amount, $1.47 billion were general obligation refunding bonds. Although bond issuance in 2009 and 2010 were at record levels, the 2011 bond issuance for new money general obligation bonds was substantially decreased as departments worked to manage their existing bond cash balances. Based on Department of Finance projections as of the 2012-13 Governor's Budget, approximately $5.2 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $1.8 billion of lease-revenue bonds will be issued in calendar year 2012. As these are preliminary estimates, the actual amount of bonds sold in fiscal years 2011-12 and 2012-13 will depend on many factors including departmental spending needs, overall budget constraints, market conditions and other considerations. The state also expects to issue refunding bonds as market conditions warrant.

With the weakness in General Fund revenues resulting from the economic downturn and the continued issuance of authorized but unissued new bond sales to occur in the future, the ratio of debt service on general obligation, lease-revenue, and Proposition 1A bonds supported by the General Fund, to annual General Fund revenues and transfers (the "General Fund Debt Ratio"), can be expected to increase in future years. As assumptions for future debt issuance and revenue projections are updated from time to time, any changes to these amounts may impact the projected General Fund Debt Ratio. Based on the revenue estimates contained in the 2012-13 Governor's Budget and bond issuance estimates referred to in the preceding paragraph, the General Fund Debt Ratio is estimated to equal approximately 7.79 percent in fiscal year 2011-12 and 9.22 percent in fiscal year 2012-13. The projected ratio for fiscal year 2011-12 includes the interest, and for fiscal year 2012-13, the interest and principal payable on the $1.90 billion Proposition 1A bonds.

The General Fund Debt Ratio is calculated based on actual gross debt service, without adjusting for receipts from the U.S. Treasury for the state's current outstanding general obligation and lease-revenue BABs or the availability of any special funds that may be used to pay a portion of the debt service to help reduce General Fund costs. The total of these offsets for general obligation bond debt service is estimated to equal approximately $1.0 billion for fiscal year 2011-12 and $1.1 billion for fiscal year 2012-13. Including these estimated offsets reduces the General Fund Debt Ratio to 6.63% in fiscal year 2011-12 and 8.10% in fiscal year 2012-13. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Economic Recovery Bonds The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in ERBs to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the state's sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the state's full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds. The state issued refunding ERBs in 2009 to restructure the program in response to a drop in taxable sales caused by the recent severe recession, and in 2011 for debt service savings. Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus state property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the BSA. As of January 1, 2012, funds from these sources have been used for early retirement of approximately $4.84 billion of bonds during fiscal years 2005-06 through 2011-12, including $472 million which was transferred from the BSA in fiscal year 2006-07 and $1.023 billion transferred from the BSA in fiscal year 2007-08. As of January 1, 2012 a total of $8.14 billion of ERBs has been retired, leaving a principal balance of $6.51 billion.

The Governor suspended the BSA transfers in each of the fiscal years 2008-09 through 2011-12 due to the condition of the General Fund, and proposes another suspension for 2012-13. Legislation enacted as part of the 2010 Budget Act put a Constitutional amendment on a future statewide election ballot that, if approved, is intended to strengthen the "rainy day" fund created by Proposition 58. Although this proposed amendment would not change the $5 billion limit for ERB payments from the BSA, it is expected to make it more difficult to suspend future BSA payments and, therefore, may result in additional BSA related ERB redemptions.

Tobacco Settlement Revenue Bonds In 1998 the state signed a settlement agreement (the "Master Settlement Agreement" or "MSA") with the four major cigarette manufacturers (the participating manufacturers or PMs). Under the MSA, the PMs agreed to make payments to the state in perpetuity, which payments, at the time were predicted to total approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers are paid to the state and half to local governments. The specific amount to be received by the state and local governments is subject to adjustment. Details in the MSA require reduction of the PMs' payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain "Previously Settled States" and certain other types of offsets. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

State law enacted in 2002 (the "Tobacco Securitization Law") authorized the establishment of a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a "back-up state guaranty" that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to allocate funds from the General Fund for the payment of debt service and other related costs of the tobacco settlement revenue bonds secured by the second 2003 sale of tobacco settlement revenues in the event tobacco settlement revenues and certain other amounts are insufficient. The Legislature is not obligated to make any General Fund appropriation.

In 2003, two separate sales of these assets financed with revenue bonds (the "2003 Bonds") produced about $4.75 billion in proceeds which were transferred to the General Fund. In 2005 and 2007, the state refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the General Fund. The back-up state guaranty was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 (the "2005 Bonds"). The back-up state guaranty only applies to the outstanding principal amount of $3.24 billion of 2005 Bonds.

The MSA provides for a potential reduction to the PMs' payments under specified conditions relating to the loss of market share to non-participating manufacturers ("NPMs"). This potential reduction is called an NPM adjustment. The state disputes the PMs' right to an NPM adjustment for any year. The MSA also allows the PMs to withhold any portion of their annual payments that is disputed, until such time as the dispute is resolved. Since 2006, the annual amount of revenues received by the state has been reduced by some level of withholding of PMs' payments based on the PMs' assertion of their right to receive an NPM adjustment.

For the first time since the bonds were issued, in part due to the NPM adjustments and declining consumption, the reserve funds of each series of bonds were used to make the required debt service interest payment due in December 2011. The draw on the 2005 supplemental reserve funds was approximately $5 million, leaving approximately $241 million in the reserve funds. If, in any future year tobacco settlements revenues are less than required debt service payments in such year, additional draws on the reserve funds of each series of bonds will be required. Future revenues in excess of debt service requirements, if any, will be used to replenish the reserve funds of the bonds. The state General Fund is not obligated to replenish the reserve funds. The State Attorney General is pursuing, in a multi-state arbitration proceeding, a determination compelling the PMs to pay the full amount scheduled, given that the state asserts that it has been diligently enforcing the statute governing the NPMs.

Tobacco settlement revenue bonds are neither general nor legal obligations of the state or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the state or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the 2005 Bonds, the state covenanted to request the Legislature for a General Fund appropriation in the event tobacco settlement revenues fall short and other available amounts, including the reserve funds, are depleted. Since the issuance of the 2005 Bonds, this appropriation has been requested and approved by the Legislature, to be utilized in the event tobacco settlement revenues and other available moneys are not sufficient to pay debt service. However, use of the appropriated moneys has never been required.

Obligations in Connection with Proposition 1A of 2004 The Amended 2009 Budget Act provided for state borrowing, pursuant to Proposition 1A of 2004, of approximately $1.998 billion of local property tax revenues. In accordance with Proposition 1A of 2004, the state is required to repay such revenues no later than June 2013. Legislation implementing the borrowing in the Amended 2009 Budget Act provided authority to local governments to sell their right to receive the state repayment to a joint powers authority ("JPA") and for the JPA to issue bonds backed by the state's repayment obligation. The repayment obligation includes interest and issuance costs for the JPA bonds. On November 19, 2009, the California Statewide Communities Development Authority, a JPA, issued $1,895,000,000 of bonds which are secured by the state's obligation to make these payments to about 1,300 local governments, representing about 95 percent of the state's total borrowing from local governments. The 2011 Budget Act includes $90.8 million from the General Fund for the interest payments that will be incurred in that fiscal year. In accordance with the authorizing legislation, these bonds will be repaid by June 15, 2013. In addition, for the obligations to entities not participating in the JPA bond program (which are $103 million in principal amount); the Director of Finance has set an interest rate of two percent per annum.

Indirect, Nonpublic or Contingent Obligations

Flood Litigation Judgment. In 2005, the state settled a lawsuit arising from liability for past flood damages through a stipulated judgment in the amount of $428 million, which provided for the state to make annual payments of $42.8 million, plus interest, for 10 years; the payments are subject to annual appropriation by the Legislature. The Legislature has included the required annual installment in each budget act since the settlement was approved. This matter is not treated as a "debt" of the state for any legal or constitutional purposes. The state understands that its annual installment payments have been pledged to secure certain debt instruments. The 2012-13 Governor's Budget includes $47.7 million for the required annual installment.

Unemployment Insurance Fund Borrowing Commencing in fiscal year 2011-12, the state is required to pay interest payments on loans made by the federal government to the state Unemployment Insurance ("UI") Fund. The principal amount of these loans at the end of 2011 was about $9.8 billion. The 2012-13 Governor's Budget proposes to appropriate $417 million to pay for the interest expense on this loan due September 30, 2012.

Office of Statewide Health Planning and Development Guarantees Pursuant to a law created in 1969, the Office of Statewide Health Planning and Development of the State of California ("OSHPD") insures loans and bond issues for financing and refinancing of construction and renovation projects for nonprofit and publicly-owned healthcare facilities. This program (commonly called "Cal-Mortgage Loan Insurance") is currently authorized in statute to insure up to $3 billion for health facility projects. State law established the Health Facility Construction Loan Insurance Fund ("Fund") as a trust fund which is continuously appropriated and may only be used for purposes of this program. The Fund is used as a depository of fees and insurance premiums and any recoveries and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If the Fund were unable to make payment on an insured loan or bond, state law provides for the State Treasurer to issue debentures to the holders of the defaulted loan or bond which are payable on a par with state general obligation bonds. All claims on insured loans to date have been paid from the Fund.

As of October 31, 2011, OSHPD insured approximately 124 loans to nonprofit or publicly owned health facilities throughout California for approximately $1.754 billion and the cash balance of the Fund was approximately $173.3 million. OSHPD engaged Oliver Wyman Actuarial Consulting, Inc. to perform an actuarial study of the Fund as of June 30, 2010, and the study was completed in August 2011 (the "2010 actuarial study"). Based upon a number of assumptions, the 2010 actuarial study concluded, among other things, that the Fund appeared to be sufficient, under the "expected scenario" to maintain a positive balance until at least 2039-2040. Even under the "most pessimistic scenario," the 2010 actuarial study found that there was a 70 percent likelihood that the Fund's reserves as of June 30, 2010 would protect against any General Fund losses until at least 2020-2021, and a 90 percent likelihood that the Fund's reserves as of June 30, 2010 would protect against any General Fund losses until at least 2016- 2017.

Equipment Lease/Purchase Program The state Department of General Services operates a centralized program which allows state departments to acquire equipment, software or services under financing programs with approved vendors. The state departments make annual payments for the equipment from their support budgets, which are subject to annual appropriation by the Legislature. If for any reason the annual payments are not appropriated, the state department is obligated to return the equipment to the vendor. These contracts are represented as capital leases in the state's financial statements. As of January 1, 2012, the aggregate total of contracts under this program was approximately $165.5 million.

CASH MANAGEMENT

General. The majority of the state's General Fund revenues are received in the latter part of the fiscal year. Expenditures from the General Fund occur more evenly throughout the fiscal year. The state's cash flow management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets (external borrowing). External borrowing is typically done with revenue anticipation notes ("RANs") that are payable not later than the last day of the fiscal year in which they are issued. RANs have been issued in all but one fiscal year since the mid-1980's and have always been paid at maturity. The state also is authorized under certain circumstances to issue revenue anticipation warrants ("RAWs") that are payable in the succeeding fiscal year. The state issued RAWs to bridge short-term cash flow shortages in 1992, 1993, 1994, 2002 and 2003.

RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the state on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the state; (iii) reimburse local governments for certain reductions in ad valorem property taxes (as required by Section 25.5 of Article XIII of the State Constitution), or make required payments for borrowings secured by such repayment obligation; (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) pay state employees' wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with state warrants that can be cashed immediately.

State of California Revenue Anticipation Notes Issued Fiscal Years 2006-07 to 2011-12 (Dollars in Billions)
Fiscal Year	Type	Principal Amount	Date of Issue	Maturity Date
2006-07	Notes	1.5	October 3, 2006	June 29, 2007
2007-08	Notes	7.0	November 1, 2007	June 30, 2008
2008-09	Notes Series A-1	1.2	October 23, 2008	May 20, 2009
	Notes Series A-2	3.8	October 23, 2008	June 22, 2009
	Notes Series B-1	0.5	March 23, 2009	June 23, 2009
2009-10	Interim Notes	1.5	August 27, 2009	September 29, 2009[1]
	Notes Series A-1	2.582	September 29, 2009	May 25, 2010
	Notes Series A-2	5.975	September 29, 2009	June 23, 2010
2010-11	Interim Notes	6.7	October 28, 2010	November 23, 2010[1]
	Notes Series A-1	2.25	November 23, 2010	May 25, 2011
	Notes Series A-2	7.75	November 23, 2010	June 28, 2011
2011-12	Interim Notes	5.4	July 28, 2011	November 22, 2011[2]
	Notes Series A-1	0.5	September 22, 2011	May 24, 2012
	Notes Series A-2	4.9	September 22, 2011	June 26, 2012
	Notes Series B	1.0	February 22, 2012	June 28, 2012
1	Prepayment date.
2	Expected to be prepaid on September 22, 2011.

The state has employed additional cash management measures during some fiscal years; all of the following techniques were used at one time or another during the last several fiscal years and some of them are expected to be utilized in the current fiscal year:

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The State Controller has delayed certain types of disbursements from the General Fund.

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Legislation was enacted in each of the last several fiscal years increasing the state's internal borrowing capability, and the state has increased the General Fund's internal borrowings.

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Legislation has been enacted deferring some of the state's disbursements until later in the then-current fiscal year, when more cash receipts are expected, or into a succeeding fiscal year.

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In addition, the state issued $2.6 billion of registered warrants (commonly referred to as IOUs) in July and August 2009 because of insufficient cash resources.

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Legislation was enacted in the 2011-12 fiscal year to increase borrowable resources through creation of the State Agency Investment Fund ("SAIF") to allow state entities whose monies are not required by law to be deposited in the Pooled Money Investment Account ("PMIA"), to make deposits of at least $500 million into this new borrowable fund within the PMIA. The California State University and University of California systems deposited a total of $1.7 billion into the SAIF on September 26, 2011, which will remain on deposit until April 2013, provided that withdrawals may be made earlier under certain emergency circumstances. The universities made additional deposits totaling $450 million in February 2012, which are expected to be withdrawn by the end of April 2012.

Internal Borrowing. The General Fund is currently authorized by law to borrow from more than 700 of the state's approximately 1,300 other funds in the State Treasury (the "Special Funds"). Total borrowing from Special Funds must be approved by the Pooled Money Investment Board ("PMIB"). The Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The Legislature may from time to time adopt legislation establishing additional authority to borrow from Special Funds. On February 3, 2012, the Governor signed SB 95, a statute which clarified that certain transportation funds and other funds were available for short-term cash management borrowing, which provided an estimated $865 million of additional capacity at certain times of the year. The state has historically made extensive use of its internal borrowing capability to provide cash resources to the General Fund. The PMIB has authorized the internal borrowing of up to $23.5 billion for the period ending March 31, 2012. One fund from which moneys may be borrowed to provide additional cash resources to the General Fund is the Budget Stabilization Account ("BSA"), a reserve fund established in 2004 by Proposition 58. However, during fiscal year 2011-12, there are no funds available in the BSA. The state also may transfer funds into the General Fund from the state's SFEU, which is not a Special Fund.

External Borrowing. As noted above, issuance of RANs is a normal part of the state's annual cash flow management program. The state issued $5.4 billion of RANs on September 22, 2011 and $1 billion on February 22, 2012 to assist its cash flow management in fiscal year 2011-12.

Payment Deferrals. From time to time, the Legislature changes by statute the due date for various payments, including those owed to public schools, universities and local governments, until a later date in the fiscal year, or even into the following fiscal year, in order to more closely align the state's revenues with its expenditures. This technique has been used several times in the last few fiscal years and is being used this fiscal year. Some of these statutory deferrals were made permanent, and others were implemented only for one fiscal year. One effect of these deferrals has been to reduce the state's need for external borrowing to bridge its cash flow deficit during the fiscal year.

In addition, state law gives the State Controller some flexibility as to how quickly the state must pay its bills. For instance, income tax refunds for personal income taxes are not legally due until 45 days after the return filing deadline, which is normally April 15. Accordingly, while the state has typically paid tax refunds as returns are filed, it can conserve cash by withholding refund payments until after the April 15 due date. Payments to vendors generally must be made within 45 days of receipt of an invoice. The state may delay payment until the end of this period, or it may even choose to make these payments later and pay interest. These delays are only used if the State Controller foresees a relatively short-term cash flow shortage. Such an instance occurred in February 2009, when the State Controller delayed making about $2.9 billion of tax refunds, and another $1.3 billion of vendor and other payments. Enactment of budget solutions in February 2009 allowed all the delayed payments to be made up in March 2009.

Cash Management in Fiscal Year 2010-11. Cash management bills enacted by the Legislature authorized deferral of certain payments during fiscal year 2010-11, including payments to K-12 schools (not to exceed $2.5 billion in the aggregate at any one time), reimbursements to the federal government for certain social service costs, certain local government social services, transportation payments and Proposition 63 mental health payments (not to exceed $1 billion in the aggregate at one time), higher education, California State Teachers' Retirement System ("CalSTRS") payment modifications and trial operations (not including payroll). These deferrals were made in July 2010, October 2010 and March 2011 and did not exceed 60, 90 and 60 days, respectively. These deferrals improved the state's cash position by up to $4.8 billion in certain months, thereby reducing the need for external cash management borrowing or other measures. Certain small cities and counties, community college districts and school districts demonstrated hardship and were not subject to these deferrals. The cash management bills expressly provided that no deferrals may affect state payroll or payments of debt service on state bonds, lease rental payments which support revenue bonds, or certain other payments which are used to support debt service.

The state entered fiscal year 2010-11 on July 1, 2010 with General Fund cash and unused borrowable resources of approximately $8.8 billion, but without an enacted budget, which prevented the state from making payment for many programs which did not have continuing appropriations or constitutionally mandated payment obligations, and payments to a variety of suppliers of goods and services to the state. This allowed the state to conserve its cash resources, and, unlike the previous year, no registered warrants had to be issued.

Once the 2010 Budget Act was enacted, however, the state had to meet all its obligations which had remained unpaid in the absence of valid appropriations during the three months that the state had no approved budget, totaling approximately $6.7 billion payable from the General Fund. The requirement that the state make up these payments created cash challenges for October and November 2010. The state responded to these challenges by (1) enactment of a cash management bill accompanying the 2010 Budget Act that allowed for short term deferrals (mostly within October 2010 or from October 2010 to November 2010) of approximately $4.5 billion to help manage the cash flow during that period and (2) issuing $6.7 billion of 2010 Interim Revenue Anticipation Notes (the "Interim Notes") on October 28, 2010 in a private placement with multiple financial institutions. The state issued $10 billion of RANs to public investors on November 23, 2010 which allowed repayment of the Interim Notes from unapplied resources.

The state's cash position improved in fiscal year 2010-11 as a result of (1) the cash deferral legislation passed in March 2010 and October 2010, described above and (2) continued heavy reliance on internal borrowing by the General Fund from various Special Funds. The state's fiscal officers closely monitored developments throughout the fiscal year and were able to successfully manage the state's cash.

Cash Management in Fiscal Year 2011-12. As a result of expenditure reductions enacted in March 2011 and improved revenue results (despite the expiration of temporary tax surcharges), the state entered the 2011-12 fiscal year in a better cash position than it had experienced for several years. Timely enactment of the 2011 Budget Act allowed the state to carry out its normal cash flow borrowing ("2011 RANs") early in the fiscal year. In light of the uncertainty related to the federal debt limit situation, the state issued interim RANs of $5.4 billion in late July 2011 to provide sufficient cash for the early part of the fiscal year in case developments in Congress disrupted the market for the 2011 RANs. These interim RANs were prepaid on September 22, 2011 from Unapplied Moneys in the General Fund. The 2011 RANs in the amount of $5.4 billion were issued on September 22, 2011. In addition to the 2011 RANs, intra-year cash payment deferrals similar to those described above for the 2010-11 fiscal year will be used, providing up to $5.7 billion of cash flow relief in certain months. The state will also benefit from $1.7 billion of additional internal borrowable resources during the entire fiscal year from the SAIF program, described above. An additional short-term deposit was made to SAIF in February 2012 as described in the next paragraph.

On January 31, 2012, the Controller sent a letter to Legislative leaders stating that, as a result of revenues $2.6 billion below original 2011 Budget Act projections and expenditures $2.6 billion higher than projections through January 2012, the state faced a potential shortfall of about $3.3 billion in cash resources over a period from the beginning of March to mid-April, 2012, including in that amount a desire to maintain a "cushion" of cash resources of $2.5 billion at all times. By late February 2012, the Controller and other state fiscal officers implemented steps to resolve this potential shortfall through a combination of additional internal borrowing from special funds (utilizing legislation signed by the Governor on February 3, 2012, SB 95 which added $865 million to borrowable resources), additional internal borrowing made possible by a $450 million temporary increased deposit in an investment fund by state universities, additional external borrowing ($1 billion of revenue anticipation notes sold to institutional investors on February 22, 2012), and temporary delays in making certain payments. On March 12, 2012, the Controller reported that no further cash shortfall was projected for the balance of the 2011-12 fiscal year.

The state's fiscal officers intend to continue to monitor the daily receipts and disbursements in fiscal year 2011-12 as part of its normal cash management, and will develop additional cash solutions if necessary for any unforeseen challenges.

Under California's continued intra-year payment deferral program, in the event there are sufficient funds available to the General Fund during the 2011-12 fiscal year, upon agreement among the State Controller, the State Treasurer, and the Director of the Department of Finance, the State Controller may release deferred funds earlier than scheduled in the Department of Finance's cash flow projections for the 2011-12 fiscal year. These potential early payments could reduce unused cash borrowable resources in earlier months than anticipated in those projections.

Interfund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the Pooled Money Investment Board ("PMIB"), comprised of the State Director of Finance, the State Treasurer and the State Controller. The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in Special Funds to the General Fund, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. In general, when moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed 10 percent of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Budgetary/Legal Basis Annual Report of the State Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the Pooled Money Investment Account ("PMIA"). This provision does not apply to temporary borrowings from the BSA or other accounts within the General Fund.

Any determination of whether a proposed borrowing from one of the special funds is permissible must be made with regard to the facts and circumstances existing at the time of the proposed borrowing. The State Attorney General has identified certain criteria relevant to such a determination. For instance, amounts in the special funds eligible for interfund borrowings are legally available to be transferred to the General Fund if a reasonable estimate of expected General Fund revenues, based upon legislation already enacted, indicates that such transfers can be paid from the General Fund promptly if needed by the special funds or within a short period of time if not needed. In determining whether this requirement has been met, the Attorney General has stated that consideration may be given to the fact that General Fund revenues are projected to exceed expenditures entitled to a higher priority than payment of internal transfers, i.e., expenditures for the support of the public school system and public institutions of higher education.

Enactment of Proposition 22 on November 2, 2010 prohibited future interfund borrowing from certain transportation funds. However, legislation (SB 95, Chapter 1, Statutes of 2012) was enacted on February 3, 2012 to clarify the intent of Proposition 22, making those transportation funds available for short-term cash management borrowing purposes.

In addition to temporary inter-fund cash flow borrowings, budgets enacted in the current and past fiscal years have included other budgetary transfers and long-term loans from Special Funds to the General Fund. In some cases, such budgetary loans and transfers have the effect of reducing internal borrowable resources.

State Warrants. No money may be drawn from the State Treasury except upon a warrant duly issued by the State Controller. The State Controller is obligated to draw every warrant on the fund out of which it is payable for the payment of money directed by state law to be paid out of the State Treasury; however, a warrant may not be drawn unless authorized by law and unless unexhausted specific appropriations provided by law are available to meet it. State law provides two methods for the State Controller to respond if the General Fund has insufficient "Unapplied Money" available to pay a warrant when it is drawn, referred to generally as "registered warrants" and "reimbursement warrants." "Unapplied Money" consists of money in the General Fund for which outstanding warrants have not already been drawn and which would remain in the General Fund if all outstanding warrants previously drawn and then due were paid subject to the prior application of such money to obligations of the state with a higher priority. Unapplied Money may include moneys transferred to the General Fund from the SFEU and the BSA and internal borrowings from state Special Funds (to the extent permitted by law); however the state is not obligated to utilize interfund borrowings for the payment of state obligations if insufficient Unapplied Money is available for such payment.

Registered Warrants. If a warrant is drawn on the General Fund for an amount in excess of the amount of Unapplied Money in the General Fund, after deducting from such Unapplied Money the amount, as estimated by the State Controller, required by law to be earmarked, reserved or set apart from the Unapplied Money for the payment of obligations having priority over obligations to which such warrant is applicable, the warrant must be registered on the reverse side as not paid because of the shortage of funds in the General Fund. The State Controller may issue registered warrants before exhausting all cash management techniques that could provide Unapplied Money to the General Fund. Registered warrants are interest bearing obligations that may be issued either with or without a maturity date. Most registered warrants bear interest at a rate designated by the PMIB up to a maximum of five percent per annum except, if the PMIB determines that it is in the best interests of the state to do so, the PMIB may fix the rate of interest paid on registered warrants at no more than 12 percent per annum. If issued with a maturity date, the principal and interest on such warrant will not be due until that date (although it may be optionally redeemed early if the state has sufficient unapplied money to do so) and the state may make other payments prior to that maturity date. If a registered warrant is issued without a maturity date, or its maturity date has occurred, it becomes redeemable by the holders on the date determined by the State Controller, with the approval of the PMIB. State law generally requires that registered warrants be redeemable in the order they are issued but not prior to their maturity date, if any. The state issued approximately $2.6 billion of registered warrants to pay certain obligations of the state not having payment priority under law commencing on July 2, 2009, all of which were called for early redemption on September 4, 2009. (The State Controller was able to manage cash resources to ensure that higher priority payments, such as for schools and debt service, were made on time in July and August 2009.) The issuance of the registered warrants permitted the state to pay Priority Payments with regular warrants which could be cashed.

Reimbursement Warrants. In lieu of issuing individual registered warrants to numerous creditors, state law provides an alternative procedure whereby the Governor, upon request of the State Controller, may authorize utilizing the General Cash Revolving Fund in the State Treasury to borrow from other state Special Funds to meet payments authorized by law. The State Controller may then issue RAWs for sale to investors to reimburse the General Cash Revolving Fund, thereby increasing cash resources for the General Fund to cover required payments. The General Cash Revolving Fund exists solely to facilitate the issuance of reimbursement warrants. Reimbursement warrants have a fixed maturity date which may not be later than the end of the fiscal year following the year in which they were issued. The principal of and interest on reimbursement warrants must be paid by the State Treasurer on their respective maturity dates from any Unapplied Money in the General Fund and available for such payment. In the event that Unapplied Money is not available for payment on the respective maturity dates of reimbursement warrants, and refunding warrants have not been sold at such times as necessary to pay such reimbursement warrants, such reimbursement warrants will be paid, together with all interest due thereon (including interest accrued at the original interest rate after the maturity date), at such times as the State Controller, with the approval of the PMIB, may determine. The state has issued reimbursement warrants on several occasions in order to meet its cash needs when state revenues were reduced because of an economic recession, and the state incurred budget deficits. The state most recently issued reimbursement warrants in June 2002 and in June 2003.

Refunding Warrants. If it appears to the State Controller that, on the maturity date of any reimbursement warrant there will not be sufficient Unapplied Money in the General Fund to pay maturing reimbursement warrants, the State Controller is authorized under state law, with the written approval of the State Treasurer, to issue and sell refunding warrants to refund the prior, maturing reimbursement warrants. Proceeds of such refunding warrants must be used exclusively to repay the maturing warrants. In all other respects, refunding warrants are treated like reimbursement warrants, as described above.

BUDGET PROCESS

The state's fiscal year begins on July 1 and ends on June 30 of the following year. The state's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under state law and the state constitution, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58") and as described below, beginning with fiscal year 2004-05, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and beginning fund balances at the time of the passage and as set forth in the budget bill. Under the State Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. Pursuant to Proposition 25, enacted on November 2, 2010, and effective immediately, the Budget Act (or other appropriation bills and "trailer bills" which are part of a budget package) must be approved by a majority vote of each House of the Legislature. (This was a reduction from a requirement for a two-thirds vote.) The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature. Appropriations also may be included in legislation other than the Budget Act. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

Constraints on the Budget Process. Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising state taxes, restricted the use of the state's General Fund or special fund revenues, or otherwise limited the Legislature and the Governor's discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in state taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended. Constitutional amendments approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits; Proposition 49, approved in 2002, which requires the expansion of funding for before and after school programs; Proposition 63, approved in 2004, which imposes a surcharge on taxable income of more than $1 million and earmarks this funding for expanded mental health services; Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, and Proposition 1A approved in 2006, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Most recently, Propositions 22 and 26, approved on November 2, 2010, further limit the state's fiscal flexibility. Finally, Proposition 25, also passed by the voters in November 2010, changed the legislative vote requirement to pass a budget and budget related legislation from two-third to a simple majority. It retained the two-thirds vote requirement for taxes.

These approved constitutional amendments are described below.

Balanced Budget Amendment (Proposition 58.) Proposition 58, approved by the voters in 2004, requires the state to enact a balanced budget, and establish a special reserve and restricts certain future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the state would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting estimated expenditures from all resources expected to be available, including prior-year balances.

If the Governor determines that the state is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve Budget Stabilization Account ("BSA") be established. The BSA is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. A bill has been enacted that places a constitutional amendment that would strengthen the BSA on the ballot in November 2014.

Proposition 58 also prohibits the use of general obligation bonds, revenue bonds, and certain other forms of borrowing to cover fiscal year end budget deficits. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the state), or (ii) inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004) Senate Constitutional Amendment No. 4 (also known as "Proposition 1A of 2004"), approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the state's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the state was able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaimed such action was necessary due to a severe state fiscal hardship and two-thirds of both houses of the Legislature approve the borrowing. The amount borrowed is required to be paid back within three years. In addition, the state cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax. The provisions of Proposition 1A allowing the state to borrow money from local governments from time to time have been deleted by Proposition 22 of 2010, which permanently prohibits any future such borrowing.

Proposition 1A also prohibits the state from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the state does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A expands the definition of what constitutes a mandate on local governments to encompass state action that transfers to cities, counties and special districts financial responsibility for a required program for which the state previously had partial or complete financial responsibility. The state mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Proposition 1A further requires the state to reimburse cities, counties, and special districts for mandated costs incurred prior to fiscal year 2004-05 over a term of years. Chapter 72, Statutes of 2005 (AB 138) requires the payment of mandated costs incurred prior to fiscal year 2004-05 to begin in fiscal year 2006-07 and to be paid over a term of 15 years. The 2012-13 Governor's Budget defers payment of these claims and refinances the balance owed over the remaining payment period. The remaining estimated cost of claims for mandated costs incurred prior to fiscal year 2004-05 is approximately $900 million.

The Amended 2009 Budget Act authorized the state to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that was used to offset state General Fund costs for a variety of court, health, corrections, and K-12 programs. The enabling legislation also created a securitization mechanism for local governments to sell their right to receive the state's payment obligations to a local government-operated joint powers agency ("JPA"). This JPA sold bonds in an aggregate amount of $1.895 billion in November 2009 to pay the local agencies their property tax allocations when they otherwise would receive them. Pursuant to Proposition 1A of 2004, the state is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA) no later than June 15, 2013. The 2012-13 Governor's Budget includes $2.1 b to fully retire the outstanding bond obligations to be paid from the General Fund.

After School Education Funding (Proposition 49). An initiative statute, Proposition 49, called the "After School Education and Safety Program Act of 2002," was approved by the voters on November 5, 2002, and required the state to expand funding for before and after school programs in the state's public elementary, middle and junior high schools. The increase was first triggered in fiscal year 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, expenditures can only be reduced in certain low revenue years.

Mental Health Services (Proposition 63). On November 2, 2004, the voters approved Proposition 63, the Mental Health Services Act, which imposes a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. Proposition 63 prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04. However, Chapter 5, Statutes of 2011 (AB 100) allows the one-time use of Proposition 63 funds in fiscal year 2011-12 for the Early and Periodic Screening, Diagnosis and Treatment ("EPSDT") program, mental health managed care, and mental health services for special education students. Commencing in fiscal year 2012-13, the Proposition 63 funds would be replaced with dedicated revenues, which would be used to fund the cost of these programs as the programs are realigned to counties.

Transportation Financing (Proposition 1A of 2006). On November 7, 2006, voters approved Proposition 1A of 2006, which had been placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7, to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 in 2002, permitted the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declared that the transfer would result in a "significant negative fiscal impact" on the General Fund and the Legislature agreed with a two-thirds vote of each house. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension were to have occurred, the amount owed by the General Fund would have had to be repaid to the Transportation Investment Fund within three years, and only two such suspensions could have been made within any 10-year period. In fiscal year 2003-04, $868 million of the scheduled Proposition 42 transfer was suspended, and in fiscal year 2004-05 the full transfer of $1.258 billion was suspended. Budget Acts for fiscal years 2006-07 through 2010-11 all fully funded the Proposition 42 transfer and partially repaid the earlier suspensions. Chapter 11, Statutes of 2010, in the Eighth Extraordinary Session included an elimination of the state sales tax rate on gasoline and an increase in gasoline excise taxes, effectively removing the revenue subject to these restrictions from the state tax system. However, the 2011 Budget Act included $83 million to repay a portion of past suspensions and the 2012-13 Governor's Budget proposes to continue these repayments.

Proposition 22 - Local Government Funds. On November 2, 2010, voters approved this measure, called the "Local Taxpayer, Public Safety and Transportation Protection Act of 2010," which supersedes some parts of Proposition 1A of 2004, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments and redevelopment agencies for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid state finances or pay for state mandates. The Proposition 1A borrowing done in 2009 is grandfathered. In addition, by superseding Proposition 1A of 2006, the state is prohibited from borrowing sales taxes or excise taxes on motor vehicle fuels for budgetary purposes (but legislation enacted in 2012 clarifies these funds may be used for short-term cash management borrowing), or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings. Any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed. Proposition 22 jeopardized the use of funds from the gasoline excise tax that have been used in the 2010 Budget Act to offset General Fund debt service cost on highway bonds and for lending to the General Fund. Passage of this measure jeopardized an estimated $850 million in General Fund relief in fiscal year 2010-11, an amount which will grow to over $1 billion by fiscal year 2013-14. The 2011 Budget Act replaces the use of gasoline excise tax for these purposes with truck weight fees and other transportation revenues that may be used for these purposes under Article XIX of the California Constitution. This preserves the 2011 Budget Act allocations for state and local programs while achieving similar levels of General Fund relief to that obtained in the 2010 Budget Act.

The inability of the state to borrow or redirect property tax funds may reduce the state's flexibility in reaching budget solutions in the future. The state has used these actions for several billion dollars of solutions in some recent years.

Proposition 26 - Increases in Taxes or Fees. On November 2, 2010, voters approved this ballot measure which revises provisions in Articles XIII A and XIII C of the Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the current practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote. Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two thirds vote. Proposition 26 jeopardized the continuation of the gasoline excise for sales tax swap. However, Chapter 6, Statutes of 2011, re-enacted the tax swap with a two-thirds vote, before it could be repealed by operation of Proposition 26.

Proposition 25 - On-Time Budget Act of 2010. On November 2, 2010, voters approved this measure that is intended to end budget delays by changing the legislative vote necessary to pass the budget bill from two-thirds to a majority vote and by requiring legislators to forfeit their pay if the Legislature fails to pass the budget bill on time. This measure does not change Proposition 13's property tax limitations in any way. This measure does not change the two-thirds vote requirement for the Legislature to raise taxes. The lower vote requirement also applies to trailer bills that appropriate funds and are identified by the Legislature "as related to the budget in the budget bill." This measure also provides that the budget bill and other bills providing for appropriations related to the budget bill are to take effect immediately upon being signed by the Governor or upon a date specified in the legislation.

RECENT DEVELOPMENTS

2012-13 Governor's Budget. On January 5, 2012, the Governor released his budget proposal for the coming fiscal year and updated projections for the remainder of the current 2011-12 fiscal year. The proposed budget includes a total of $10.3 billion in expenditure reductions and new revenue solutions to balance the budget and build a $1.1 billion reserve. The proposed budget assumes the new revenues will be approved by voters at the November 2012 statewide election.

Recent Tax Receipts. The Department of Finance reported that, based on agency cash receipts, tax receipts for March 2012 were down $236 million, or 4.0 percent, below the 2012-13 Governor's Budget forecast. Personal Income Tax receipts were down $194 million, while Sales and Use Tax receipts were up $48 million, and Corporation Tax receipts were down $143 million. For the 2011-12 fiscal year to date, receipts are down $898 million, or 1.6 percent, below forecast. Personal Income Tax receipts and Corporation Tax receipts make up the majority of that shortfall.

The Department of Finance had previously reported that, based on preliminary agency cash receipts for January 2012 (which may be different by one to two days from the Controller's funded cash due to timing), tax receipts through January were $625 million below forecast. Personal Income Tax ("PIT") and Corporation Tax receipts were $631 million and $122 million below projections, respectively. (Final agency cash receipts show that Corporation Tax receipts were actually down $150 million below forecast, so that, based on final agency cash, General Fund revenue was actually down $654 million year-to-date through the end of January 2012.) Sales and Use Tax receipts came in approximately $36 million above forecast. PIT taxpayers' fourth calendar quarter estimated payments for 2011 account for almost the entire shortfall in PIT receipts. Estimated payments for the first three quarters of the year reflected substantial year-over-year growth - 23.6 percent, 20.4 percent, and 6.7 percent, respectively. However, estimated payments in December and January were down over 13 percent. This pattern is very atypical. A similar pattern has only occurred once in the last twenty years.

While concerning, the Department stated that it was not clear what the lower December and January receipts or the atypical pattern of PIT receipts in 2011 mean for final payments in April 2012, or for the revenue the state should expect for the 2012 tax year. It is possible that taxpayers did not pay sufficient cash through their estimated payments - as was the case in 2007 - and will make it up with strong final payments in April. Such a reduction could be the result of taxpayers, because of market conditions in late 2011, delaying their sales of stock from late 2011 into early 2012. If that is the case, the current revenue shortfall could be largely eliminated through strong estimated payments in April and June. However, it is also possible that the capital gains forecast was too high and that the missed estimate will not be offset by additional gains in 2012. If this is the case, the capital gains forecast will likely be reduced for 2012 and subsequent years as well. The bottom line is that possible explanations for the lower receipts are numerous, but the actual cause is very uncertain.

The Department of Finance intends to continue to monitor tax revenues and economic data. Based on cash receipts, an updated economic forecast and other data, the Department will prepare an updated revenue forecast for the May Revision due on May 14, 2012.

Potential Facebook Initial Public Offering. Facebook, Inc. is a Delaware-incorporated company that is headquartered in Menlo Park, California. In an initial Form S-1 registration statement dated February 1, 2012, Facebook released a preliminary prospectus for a possible future initial public offering ("IPO") of its shares on either the New York Stock Exchange or The NASDAQ Stock Market. It has been widely reported that such an IPO may occur as soon as the spring of 2012.The state is unable to estimate, with any degree of certainty, the budgetary effect of the Facebook IPO, if it were to occur. It is possible that activity related to the Facebook IPO could generate additional revenue in the billions of dollars in the current fiscal year and/or the following few fiscal years, beyond the amounts estimated in the 2012-13 Governor's Budget, but there can be no assurances of such a result.

Tax Initiative. The 2012-13 Governor's Budget revenue projections assume passage of a revenue initiative on the November 2012 ballot, which was proposed by the Governor in connection with the release of the 2012-13 Governor's Budget in January 2012. (the "January Revenue Initiative"). On March 15, 2012, the Governor announced his agreement with the proponents of a competing proposal to support a different version of the proposal (the "March Revenue Initiative"). The January Revenue Initiative would increase the Personal Income Tax rate, for tax years 2012 through 2016, for high income married couples filing jointly in the following steps: by one percent for income above $500,000 and equal to or below $600,000; by 1.5 percent for income above $600,000 and equal to or below $1 million; and by 2.0 percent for income over $1 million. (Consistent with California's tax code's avoidance of a marriage penalty, the tax rates for single taxpayers will start at one-half the income level for joint returns.) The March Revenue Initiative provides for the following increases for seven years through 2018: one percent for income above $500,000 and equal to or below $600,000; by 2.0 percent for income above $600,000 and equal to or below $1 million; and by three percent for income over $1 million.

With respect to sales taxes the January Revenue Initiative provided an additional 0.5-percent rate commencing on January 1, 2013 through December 31, 2016. The March Revenue Initiative instead provides for an additional 0.25-percent rate in that same period.

On March 16, 2012, in accordance with state election law, the Department of Finance and Legislative Analyst's Office provided a joint estimate of the amount of revenues that would result from the March Revenue Initiative. In the 2012-13 Governor's Budget, the Department of Finance estimated that the January Revenue Initiative would result in a revenue increase on a budgetary basis of $6.9 billion in the 2011-12 and 2012-13 fiscal years, with additional amounts in future years. The March Revenue Initiative is projected by the Department of Finance to result in approximately $9 billion of additional revenues during these two fiscal years, and average additional revenues of approximately $7.6 billion in the following five fiscal years. The LAO projects that the March Revenue Initiative will result in $6.8 billion of additional revenues for the 2012-13 budget, and an average of $5.4 billion during the following five fiscal years. The differences primarily reflect different views of the two offices regarding future patterns of income from capital gains and similar sources. The Department of Finance has not yet determined the full impact of the March Revenue Initiative on the General Fund.

February LAO Report. On February 27, 2012, the Legislative Analyst's Office ("LAO") released a report which contained an update of the LAO's economic outlook for the state and its General Fund revenue projections. The LAO currently projects revenues will be $6.5 billion lower than the Administration's projected revenues in 2011-12 and 2012-13 combined (assuming $2.0 billion of additional Facebook-related revenues). This report did not include any consideration of the March Revenue Initiative, discussed above.

Termination of Redevelopment Agencies. Legislation which was part of the 2011 Budget Act (ABX1 26, Chapter 5, Statutes of 2011, First Extraordinary Session), provided for budgetary savings by eliminating redevelopment agencies around the state. A companion measure (ABX1 27, Chapter 6, Statutes of 2011, First Extraordinary Session) would have permitted redevelopment agencies to remain in existence if they made certain payments to the state. Litigation was immediately filed by an association of redevelopment agencies challenging the constitutionality of these two measures (California Redevelopment Assoc. v. Matosantos). The California Supreme Court accepted the case on direct review and, following an accelerated hearing scheduled, ruled on December 29, 2011 that ABX1 26 was constitutional, but that ABX1 27 was not. Hence, all redevelopment agencies were terminated on February 1, 2012. The fiscal effects of this result may be different than the original expectations from these measures. The Administration now estimates a General Fund benefit of $1.05 billion in 2011-12, compared to the original estimate of $1.7 billion, and a General Fund benefit of $1.075 billion in 2012- 13; however about $171 million of these savings require additional legislation. The state will continue to realize Proposition 98 General Fund savings in fiscal years subsequent to 2012-13. While the amounts have not been calculated, they will likely be in the range of the 2012-13 savings for several years, and will gradually increase as the debts of the abolished redevelopment agencies are paid down and their property is sold, and as local property taxes grow.

Two other lawsuits challenging ABX1 26 have been filed, raising some arguments different than the ones in the Matosantos case. In both of those cases, the trial court denied a preliminary injunction to block the termination of redevelopment agencies, which took place on February 1, 2012. One case was subsequently dismissed voluntarily, but could be refiled.

Imposition of "Trigger" Expenditure Cuts. The 2011 Budget Act contained a provision for the imposition of automatic expenditure reductions if certain updated revenue estimates in November and December 2011 fell short of projections made when the 2011 Budget Act was adopted. On December 13, 2011 the Director of Finance made the determination that $981 million of these "trigger cuts" would have to be made, based on a projection that updated 2011-12 revenue would be $2.205 billion lower than the projected revenue specified in Section 3.94 of the 2011 Budget Act. On December 14, 2011, Los Angeles Unified School District filed suit against various state officers to block the trigger reduction regarding home to school transportation funding. Los Angeles Unified School District v. Edmond [sic] G. Brown et al. (Los Angeles Superior Court BS135157) A temporary restraining order was denied and the reduction was made. The case is proceeding, but recent legislation reversed the reduction for this program and substituted other cuts. A later court injunction in the case Oster et al. v. Lightbourne et al. (U.S. District Court, Northern District of California, Case No. CV 09-4668 CW) has halted about $100 million of the reductions related to Health and Human Services.

Cash Flow Shortfall. On January 31, 2012, the Controller sent a letter to Legislative leaders stating that, as a result of revenues $2.6 billion below original 2011 Budget Act projections and expenditures $2.6 billion higher than projections through January 2012, the state faced a potential shortfall of about $3.3 billion in cash resources over a period from the beginning of March to mid-April, 2012, including in that amount a desire to maintain a "cushion" of cash resources of $2.5 billion at all times. By late February 2012, the Controller and other state fiscal officers implemented steps to resolve this potential shortfall through a combination of additional internal borrowing from special funds (utilizing legislation signed by the Governor on February 3, 2012, SB 95, Chapter 1, Statutes of 2012), additional internal borrowing made possible by temporary increased deposits in an investment fund by state universities, additional external borrowing ($1 billion of revenue anticipation notes sold to institutional investors on February 22, 2012), and temporary delays in making certain payments. On March 12, 2012, the Controller reported that no further cash shortfall was projected for the balance of the 2011-12 fiscal year

Medi-Cal Provider Reimbursement Litigation. On December 28, 2011, the federal District Court for the Central District of California preliminarily enjoined the 10 percent payment reductions enacted by a part of the 2011 Budget Act for nursing facilities that are part of an acute care hospital, known as distinct part nursing facilities (California Hospital Association v. Douglas and Sebelius) and pharmacies (Managed Pharmacy Care v. Douglas and Sebelius). On January 10, 2012, the same court issued an order to preliminarily enjoin the 10 percent payment reductions for non-emergency medical transportation providers. On January 31, 2012, the same court issued an order to preliminarily enjoin the 10 percent payment reductions for physicians, clinics, dentists, ambulance providers, durable medical equipment, and medical supplies. In these cases, the court ruled that plaintiffs had a high likelihood of success on many of their legal claims, including their claim that the federal Health and Human Services Agency's review and approval of California's State Plan Amendments to implement this law were "arbitrary and capricious." The Department of Health Care Services is seeking a stay of these orders from the Ninth Circuit Court of Appeals. The 2012-13 Governor's Budget had already taken into account the loss of savings due to the December 2011 injunction, but the most recent injunctions, if upheld, will have an estimated General Fund fiscal impact of $106 million in 2011-12 and $102 million in 2012-13.

Federal Disapproval of Medi-Cal Copayments. On February 6, 2012, the federal Centers for Medicare and Medicaid Services sent a letter to the director of the California Department of Health Care Services indicating the federal government was unable to approve the state's request to implement copayments at this time. The state intends to appeal and continue to work with the federal government to demonstrate the legal and policy support for the proposal. The 2012-13 Governor's Budget assumed an October 1, 2012 effective date and included $575 million General Fund savings in 2012-13 from Medi- Cal copayments. Therefore, there is some additional time to resolve this matter before the state experiences any loss of projected savings.

SOURCES OF TAX REVENUE

In fiscal year 2010-11, approximately 92 percent of the state's General Fund revenues and transfers were derived from personal income taxes, corporation taxes, and sales and use taxes. The 2012-13 Governor's Budget, as submitted in January 2012, was based on the assumed passage of an initiative Constitutional Amendment on the November 2012 ballot. The proposal would temporarily increase tax rates on the highest income Californians and increase the Sales and Use Tax rate by 0.5 percent. The proposal will provide revenues to replace some of the revenues lost in the recession as the state's economy slowly recovers. As described above under "Recent Developments - Tax Initiative," the Governor has agreed to propose a modified version of his original plan.

The 2012-13 Governor's Budget proposes the following other significant policy changes that will affect General Fund revenue:

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Transfer of an additional $349.5 million in weight fee revenues to the General Fund to be used to offset future debt service costs on transportation bonds.

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Continuation of the 2011-12 practice of paying the interest on the loan from the federal government for unemployment insurance payments from the Unemployment Compensation Disability Fund, in an amount of $417 million for 2012-13.

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The revenue forecast for the 2012-13 Governor's Budget assumes zero revenue in 2011-12 and $107 million in revenue in 2012-13 due to provisions enacted in 2011 that required certain out-of-state internet retailers to collect use tax from their California customers. The 2011 Budget Act included provisions requiring certain internet retailers to collect use tax effective upon enactment of the budget. This provision was expected, at the time the 2011 Budget Act was adopted, to generate $200 million of revenue per year, starting in 2011-12. Subsequent to passage of the budget, another bill was enacted affecting internet retailers (Chapter 313, Statutes of 2011 - AB 155). Under AB 155, the implementation of the expanded sales and use tax on internet sales would be delayed until no earlier than September 15, 2012 or a later date if Congress passes national legislation on this subject.

The section below captioned "Sales and Use Tax" includes a description of pending lawsuits relating to that tax.

Personal Income Tax. The California personal income tax is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 36.9 percent of the total personal income tax in tax year 2009.

The 2012-13 Governor's Budget revenue projections assume passage of a revenue initiative on the November 2012 ballot. There are other initiative proposals that would increase Personal Income Tax rates, which may also be on the November 2012 ballot. It is not possible to predict if any other initiatives will qualify for the ballot or be approved by the voters. If two or more initiatives pass that conflict with each other, generally the measure with more votes will prevail, but the outcome of particular situations cannot be predicted. Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surcharge on taxable income over $1 million in addition to the 9.3 percent rate. The surcharge became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand mental health programs.

Personal Income Tax Revenues ("PIT") Fiscal Year 2006-07 through 2012-13
Fiscal Year	Dollars in Millions	Percent Total General Fund Revenues and Transfers
2006-07	$51.971	54.4%
2007-08	54.182	54.6
2008-09	43.376	52.4
2009-10	44.852	51.5
2010-11	49.491	52.9
2011-12(e)	54.186	61.2
2012-13(e)	59.522	62.4
(e) Estimated
Source: Department of Finance

Taxes on capital gains realizations, which are linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. For example, capital gains tax receipts accounted for 14.8 percent of General Fund revenues and transfers in fiscal year 2000-01, while the 2012- 13 Governor's Budget projects that capital gains will account for 6.4 percent of General Fund revenues and transfers in fiscal year 2011-12 and 9.1 percent in fiscal year 2012-13.

Sales and Use Tax. The sales and use tax (referred to herein as the "sales tax") is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains, and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in this state. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of July 1, 2011, the breakdown for the uniform statewide state and local sales tax rate of 7.25 percent was as follows (many local jurisdictions have voted additional sales taxes for local purposes):

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3 15/16 percent imposed as a state general fund tax;

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1 1/16 percent dedicated to local governments for realignment purposes (Local Revenue Fund 2011);

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0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

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0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

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1.0 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

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0.25 percent deposited into the Fiscal Recovery Fund to repay the state's ERBs (the "special sales tax").

On January 1, 2013, an additional state tax rate will be imposed through December 31, 2016 and directed to the state General Fund if a revenue initiative is approved by voters on the November 2012 ballot. The 2012-13 Governor's Budget assumes these revenues based on a 0.5 percent additional rate. However, the Governor plans to pursue an alternate initiative which only imposes a 0.25 percent increase in the state sales tax rate, though for the same period of time as the original proposal.

Existing law provides that 0.25 percent of the base state and local sales tax rate may be suspended in any calendar year upon certification by the Director of Finance, by November 1 in the prior year, that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent special sales tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent special sales tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2012.

Existing law provides that the special sales tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all ERBs and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all ERBs and related obligations to final maturity. At such time the special sales tax will terminate and the city and county portion of taxes under the uniform local sales and use tax will be automatically increased by 0.25 percent.

An appellate court decision from 2008 held that two Dell entities and two providers of maintenance and warranty services had improperly collected from customers and remitted to the Board of Equalization use tax on optional service contracts that were sold with computers. The state anticipates that a pending action will result in a settlement requiring the Board of Equalization to refund the tax with interest. Plaintiffs estimate that the refund amounts could be as much as $250 million, if every purchaser of a service contract were to file a claim for refund pursuant to the settlement procedures. Identification and notification of all consumers affected by the decision (and thus due a refund) is pending, and Dell is expected to produce such information in the coming months. Determination of the total refund amount depends upon such identification, subsequent notification, and receipt of claims from such customers. The 2012-13 Governor's Budget projects that the refunds will not occur prior to fiscal year 2012-13.

Sales and Use Tax Revenues Fiscal Year 2006-07 through 2012-13
Fiscal Year	Dollars in Millions	Percent Total General Fund Revenues and Transfers
2006-07	$27.445	28.7%
2007-08	26.613	26.8
2008-09	23.753	28.7
2009-10	26.741	30.7
2010-11	26.983	28.9
2011-12(e)	18.777	21.2
2012-13(e)(p)	20.769	21.8
(e) Estimated
(p) Includes proposed 0.5 percent increase from Governor's proposal for November 2012 ballot, to become effective January 1, 2013
Source: Department of Finance

Corporation Tax. Corporation tax revenues are derived from the following taxes:

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The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the state.

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Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

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The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

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A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first year of incorporation.

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Sub-Chapter S corporations are taxed at 1.5 percent of profits.

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Fees paid by limited liability companies ("LLCs"), which account for 2.8 percent of corporation tax revenue, are considered "corporation taxes." Three separate cases have been filed challenging the constitutionality of the LLC fee. Two have been resolved and one is pending.

Legislation enacted in the Budget Acts of 2008-09, 2009-10, and 2010-11 is expected to reduce corporation tax revenues by about $1.6 billion in 2012-13, and by approximately $1.5 billion on an ongoing basis beginning in 2013-14.

Insurance Tax. The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and non-admitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits. To provide interim funding for the Healthy Families and Medi-Cal programs, Chapter 11, Statutes of 2011 expanded the 2.35-percent gross premiums tax to the Medi-Cal managed care plans. All tax receipts collected from this proposed extension would remain in the budget of the Department of Health Care Services.

The Board of Equalization ruled in December 2006 that the premium tax that insurers pay should be calculated on the bases of cash receipts rather than the value of premiums written as had been required by the Department of Insurance. This ruling is expected to result in a total loss of about $405 million spread over several years; the impact was $15 million in fiscal year 2008-09, $0 million in 2009-10, $2 million in 2010-11, and is estimated to be $239 million in fiscal year 2011-12, and $149 million in fiscal year 2012-13.

Estate Tax; Other Taxes. The state estate tax is based on the state death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 phased out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the state estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the state estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax was scheduled to be reinstated along with the state's estate tax. The federal Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, however, made changes to the estate tax for 2011 and 2012. One of those changes was an extension of the elimination of the state estate tax credit, which had been in effect since 2005, for 2011 and 2012. Revenues estimated for 2012-13 are a very small fraction of eventual revenues estimated to be associated with the closure and payment of estates for deaths in 2013.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues. The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various Special Funds. In general, special fund revenues comprise three categories of income:

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Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

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Charges for certain services provide by the state government to individuals, businesses, or organizations, such as fees for the provision of business and professional licenses.

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Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees are projected to account for 30 percent of all special fund revenues in fiscal year 2012-13. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. In fiscal year 2012-13, $11.5 billion is projected to come from the ownership or operation of motor vehicles. About $3.1 billion of this revenue is projected to be returned to local governments. The remainder will be available for various state programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products. As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the state imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1. Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.
 2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.
 3. Ten cents of the per-pack tax is allocated to the state's General Fund.
 4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

AMERICAN RECOVERY AND REINVESTMENT ACT

Congress enacted the ARRA, which provided approximately $787 billion of economic stimulus actions in the form of direct payments from the federal government and tax relief to individuals and businesses nationwide. Per the federal recovery website, www.recovery.gov, as of December 30, 2011, the Recovery Act has paid out $299.8 billion in tax benefits, $216.8 billion in entitlements and $221.4 billion in contracts, grants and loans for a total of $738 billion distributed. In 2010, the California Recovery Task Force estimated ARRA would have an $85.5 billion effect in California, which includes $28.9 billion in projects, $26.4 billion in entitlement programs such as Medi-Cal, Food Stamps and Unemployment Insurance, and an additional $30.2 billion in tax relief. The total number of ARRA funds awarded to California peaked in 2011. In recognition of the winding down of ARRA funding, the California fiscal year 2011-2012 state budget eliminated the California Recovery Task Force. As part of this elimination, the California website which displayed awarded ARRA funds by type of investment was shut down and state agencies began to report their data directly to the federal website. Data for all California awards is published each quarter on the Federal Recovery website, www.recovery.gov.

STATE APPROPRIATIONS LIMIT

The state is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution. The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the state from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the state, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

UNEMPLOYMENT INSURANCE

The Unemployment Insurance ("UI") program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. To be eligible for benefits, a claimant must be able and available to work, seeking work, and be willing to accept a suitable job. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.

Due to the high rate of unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants. Commencing in January 2009, in accordance with federal law, the state began to fund deficits in the state UI Fund through a federal loan to support benefit payments. The Unemployment Insurance ("UI") Fund deficit was $9.8 billion at the end of 2011. Using current economic outlook and unemployment projections, absent changes to the UI Fund financing structure, the deficit is projected to be $11.7 billion at the end of 2012.

Pursuant to federal law, if the state is unable to repay the loan within the same year it is taken, state funds must be used to pay the annual interest payments on the borrowed funds. In September of 2011, the state made an interest payment of approximately $303 million and the General Fund will be required to make an interest only payment of approximately $417 million on September 30, 2012. Similar to the 2011 Budget Act, the 2012-13 Governor's Budget proposes a loan from the Unemployment Compensation Disability Fund to the General Fund to pay for the UI interest expense.

The interest due after fiscal year 2012-13 will depend on a variety of factors, including the actual amount of the federal loan outstanding (which in turn will depend on the rate of unemployment, employer contributions to the UI Fund, and any state or federal law changes relating to the funding of the program) and the interest rate imposed by the federal government. To address the future interest obligations, the 2012-13 Governor's Budget proposes to increase the minimum eligibility requirements for UI benefits and to assess a surcharge on employers. The proceeds of the employer surcharge would be used to pay interest payments on the outstanding federal loan beginning in 2013 and to repay the Unemployment Compensation Disability Fund for loans made to the General Fund for the payment of interest on the borrowed funds, relieving the General Fund of that obligation.

PROPOSITION 98 AND K-14 FUNDING.

General. On November 8, 1988, the voters of the state approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed state funding of public education below the university level and the operation of the Appropriations Limit, primarily by guaranteeing K-14 education a minimum level of funding (the "Proposition 98 guarantee"). Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 education the greater of: (a) in general, a fixed percentage of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 education in the prior year, adjusted for changes in state per capita personal income and enrollment ("Test 2"), or (c) a third test, which replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in state per capita personal income ("Test 3").

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 education's funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues based on 1986-87 appropriations. This percentage has since been adjusted to approximately 39.1 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes since these changes altered the share of General Fund revenues received by schools and other General Fund changes. The Proposition 98 guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" (called the "maintenance factor") to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 guarantee is historically funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year. However, to the extent that voters approve the Governor's tax initiative, a third source would be created temporarily for fiscal years 2012-13 through 2016-17, the Education Protection Account ("EPA").

Proposition 98 permits the Legislature, by a two-thirds vote of both Houses (on a bill separate from the Budget Act) and with the Governor's concurrence, to suspend the K-14 education's minimum funding guarantee for a one-year period. The amount of the suspension is added to the maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Therefore, suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the maintenance factor is fully repaid.

The process for calculating the Proposition 98 guarantee involves recalculations for previous years based on revised estimates of state and local property taxes, average daily attendance ("ADA"), and civilian population. While some of these estimates are adjusted frequently, some may not be final for several years after the close of the fiscal year. Such changes in the estimates can result in significant adjustments to the guarantee, even if that year has ended. Therefore, additional appropriations may be required to fully satisfy the minimum guarantee for a prior year. These funds are referred to as "settle-up" funds, and often include statutory language designating the fiscal year for which the funds count. The factors used to calculate Proposition 98 and how much settle-up is owed are considered final when certified as required by the state Education Code. Settle-up payments are made at the discretion of the Legislature in future years.

Proposition 98 also contains provisions for the transfer of certain state tax revenues in excess of the Appropriations Limit to K-14 education in Test 1 years when additional moneys are available. No such transfer occurred for the 2010-11 fiscal year and no such transfer is anticipated for fiscal year 2011- 12.

Funding for Fiscal Years 2010-11 and 2011-12. The 2012-13 Governor's Budget assumes the passage of the Governor's proposed tax initiative. The tax initiative, if passed, would require that additional tax revenues generated by temporary increases in personal income tax and sales and use tax rates be deposited into a newly created Education Protection Account ("EPA"). Appropriations from the account could be used for any educational purposes and would count towards meeting the Proposition 98 minimum guarantee. The funds deposited into this account would support roughly $2.5 billion in increased Proposition 98 growth attributable to the revenue increase itself, and would also offset an additional $4.4 billion in base Proposition 98 guarantee costs. By supporting $4.4 billion in base Proposition 98 costs, the initiative would result in non-Proposition 98 General Fund savings of an identical amount that can be used to support other critical state programs.

The 2012-13 Governor's Budget Proposition 98 guarantee level includes changes in revenues and "rebenching" of the guarantee. The major changes in revenues are the inclusion of the revenues generated from the Governor's tax initiative and the on-going increase in local tax revenues resulting from the elimination of redevelopment agencies. Assuming the passage of the Governor's tax proposal, for fiscal year 2011-12, the Proposition 98 guarantee will be $48.3 billion, of which the General Fund share is $32.6 billion, with local property taxes covering the balance. The 2011-12 Proposition 98 guarantee will be $661 million above the level of General Fund appropriated in 2011-12, and that amount will be appropriated in the future as "settle-up" payments. Proposition 98 funding in 2012-13 is proposed to be $52.5 billion. The General Fund share in 2012-13 is $37.5 billion, including $6.6 billion in assumed initiative revenues. In fiscal year 2012-13, it is estimated that the state will be in a Test 1 year.

The Proposition 98 guarantee is also rebenched when statute requires an adjustment of the Test 1 percentage to reflect a shift in revenue or movement of programs into or out of the Proposition 98 guarantee. In fiscal year 2011-12, the Proposition 98 guarantee was rebenched to reflect the fund shift impact of a $1.1 billion increase in offsetting local revenues as a result of the elimination of redevelopment agencies. Additionally, there were two rebenching impacts for programs shifts in 2011-12; an increase to reflect the inclusion of mental health services within Proposition 98 and a decrease to reflect the exclusion of child care programs, with the exception of part-day preschool programs, from Proposition 98. All rebenchings of the guarantee used a 1986-87 level cost methodology, which was used for previous rebenchings and provides a single and consistent methodology. An additional increase to the guarantee is made for special education mental health services in 2012-13 for costs funded in 2011-12 out of Proposition 63 funds. The rebenching policy to hold Proposition 98 harmless from the elimination of sales tax on gasoline is proposed to be eliminated in the 2012-13 Governor's Budget. The total impact of these rebenchings and the changes in revenues, in addition to other natural changes in Proposition 98 factors, result in the fiscal year 2012-13 Proposition 98 guarantee level of $52.5 billion.

If new revenues are not achieved, the Proposition 98 guarantee will drop by $2.5 billion in 2012- 13. This will result in the elimination of the $1.8 billion repayment of inter-year budgetary deferrals proposed for 2012-13, as well as a $580 million increase in general purpose funding provided to schools under the Governor's Weighted Pupil Funding Formula proposal. The 2012-13 Governor's Budget had proposed $2.4 billion for repayment of inter-year budgetary deferrals. However, in order to hold all districts harmless from any funding losses associated with the implementation of the Weighted Pupil Funding Formula in 2012-13, approximately $580 million was redirected from repaying deferrals. In addition, Proposition 98 will be rebenched to shift K-14 General Obligation Bond debt service costs in Proposition 98, resulting in additional savings of $2.4 billion. The shift of these debt service costs into the Proposition 98 guarantee will necessitate programmatic reductions of an identical amount to accommodate funding these costs.

Future Obligations. As explained above under "General," there are two forms of future obligations for the state General Fund which may be created under Proposition 98: maintenance factor and settle-up payments. Both of these elements have been implemented in years leading up to fiscal year 2012-13. Proposition 98 maintenance factor payments are included in the multi-year projection developed by the Department of Finance based on factors known as of the 2012-13 Governor's Budget. The maintenance factor is adjusted by average daily attendance and per capita personal income growth each year. Therefore, even if a payment is made in a year, the outstanding balance can increase. There are payments built into the multi-year projection as of the 2012-13 Governor's Budget totaling $1.4 billion in 2012-13, $181 million in fiscal year 2013-14 and $2.4 billion in fiscal year 2014-15.

LOCAL GOVERNMENTS

The primary units of local government in California are the 58 counties, which range in population from approximately 1,109 in Alpine County to approximately 9.9 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also approximately 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments was changed when Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.

In the aftermath of Proposition 13, the state provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "state-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was backfilled (or offset) by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years. This arrangement continues without change in the 2012-13 Governor's Budget.

Pursuant to statutory changes made in conjunction with the Initial 2009 Budget Act, the VLF rate increased from 0.65 percent to 1.15 percent effective May 19, 2009. Of this 0.50 percent increase, 0.35 percent flows to the General Fund, and 0.15 percent supports various law enforcement programs previously funded by the state General Fund. This increased VLF rate expired at the end of the 2010-11 fiscal year.

As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A ("Proposition 1A of 2004"). Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the state's access to local governments' property, sales, and VLF revenues as of November 3, 2004.

The Amended 2009 Budget Act authorized the state to exercise its authority under Proposition 1A of 2004 to borrow an amount equal to about 8 percent of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the state's payment obligations to a local government operated joint powers agency ("JPA"). This JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A of 2004, the state is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA) no later than June 30, 2013. The 2012-13 Governor's Budget includes $2.1 billion to fully retire this bonded indebtedness, to be paid from the General Fund.

Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the state from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process. The Proposition 1A borrowing done as part of the Amended 2009 Budget Act is not affected by Proposition 22.

Actions in recent budgets have sought to use moneys from redevelopment agencies to offset General Fund costs for Proposition 98. These actions have resulted in lawsuits, one of which (relating to fiscal years 2009-10 and 2010-11) is still on appeal, after a favorable trial court ruling for the state. If the state loses this pending lawsuit, a General Fund liability of up to $2.1 billion may be incurred, which amount would be owed to the Successor Agencies. This lawsuit is not impacted by the Supreme Court ruling in the Matosantos case. The 2011 Budget Act included legislation seeking additional funds from redevelopment agencies, as an alternative to the elimination of such agencies. On December 29, 2011, in the aforementioned case California Redevelopment Association et al. v. Matosantos et al., the California Supreme Court upheld the state's ability to eliminate redevelopment agencies, but also ruled that requiring redevelopment agencies to remit payments to schools in order to avoid elimination was unconstitutional. In accordance with the Court's order, redevelopment agencies were all dissolved on February 1, 2012, and their functions have been taken over by Successor Agencies. Revenues that would have been directed to the redevelopment agencies will be distributed to make "pass through" payments to local agencies that they would have received under prior law, and to successor agencies for retirement of the redevelopment agencies' debts and for limited administrative costs. The remaining revenues will be distributed as property taxes to cities, counties, school and community college districts, and special districts under existing law.

The 2012-13 Governor's Budget reflects an estimate that approximately $1.05 billion in additional property tax revenue will be received by K-14 schools in 2011-12, which will offset the state's Proposition 98 General Fund obligation, a reduction from the 2011 Budget Act estimate of $1.7 billion. Additional property tax revenues are estimated at $340 million for counties, $220 million for cities, and $170 million for special districts. These amounts are expected to grow in future years as property values grow and redevelopment agency debts are retired. Additional revenues will also be distributed to school districts and local governments in the next several years as redevelopment agency assets are sold.

The Department of Finance has proposed legislation that would reduce current year funding under Proposition 98 from the General Fund for community colleges and K-12 special education by approximately $171 million. The proposed reductions reflect an expected increase in local property tax revenues due to the elimination of redevelopment agencies. The estimated savings would decrease significantly if the proposed language is not enacted by April or May of 2012.

HEALTH CARE REFORM

Federal health care reform does the following: (1) expands Medi-Cal coverage beginning January 1, 2014; (2) requires specified rate increases for primary care beginning in 2013; and (3) prohibits California from restricting eligibility primarily for the Medi-Cal and Healthy Families programs before the new coverage requirements go into effect in 2014. Health care reform may result in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond. The net impact of health care reform on the General Fund will depend on a variety of factors, including levels of participation and potential savings resulting from the reform (as beneficiaries in current state-only programs may receive coverage through Medi-Cal or the California Health Benefit Exchange ("Exchange") starting in 2014). The state has preliminarily estimated annual costs of $264.7 million General Fund in fiscal year 2013-14 and growing up to $3.5 billion annually by 2020-21. Actual costs could vary significantly based on economic factors or subsequently enacted program changes.

Two bills, Chapter 655, Statutes of 2010 (AB 1602, Perez) and Chapter 659, Statutes of 2010 (SB 900, Alquist and Steinberg) established the Exchange as an independent entity in state government and outline the authorities and responsibilities of the Exchange and its governing board. The Exchange will provide a marketplace for individuals and small businesses to purchase health insurance by January 1, 2014. The Exchange will establish requirements for health plans to participate in the Exchange, standards and criteria for selecting health plans to be offered in the Exchange, and require the Exchange to provide an adequate selection of qualified health plans in each region of the state. It could cost in the hundreds of millions or even billions of dollars potentially--depending on federal particulars when they are known, how much the federal government pays for implementation, and policy decisions made by the yet to be appointed board. The federal law authorizes the Secretary of the federal Health and Human Services Department to provide grants necessary to fund start-up costs. AB 1602 authorizes the Exchange to assess charges as a part of premiums on participating health plans and at rates reasonable to support the ongoing operations of the Exchange and maintain a prudent reserve.

STATE PENSION FUNDS AND RETIREE HEALTH CARE COSTS.

The two main state pension funds have sustained substantial investment losses in recent years and face large unfunded future liabilities. The most recent actuarial valuation of California Public Employees' Retirement System ("CalPERS"), based on data through June 30, 2010, showed an accrued unfunded liability allocable to state employees (excluding judges and elected officials) of $24.1 billion on an actuarial value of assets basis ("AVA") and $45.2 billion on a market value of assets basis ("MVA"). The California State Teachers' Retirement System ("CalSTRS") reported the unfunded accrued liability of its Defined Benefit Plan at June 30, 2011 at $64.5 billion on an AVA basis (an increase of $8.5 billion from the June 30, 2010 valuation), and $68.4 billion on an MVA basis (a decrease of $10.8 billion from the June 30, 2010 valuation). The state also has an Actuarial Accrued Liability ("AAL") relating to retirees' post-employment healthcare benefits which was estimated at $62.14 billion at June 30, 2011. The unfunded obligation as of June 30, 2011, grew $2.2 billion from the $59.9 billion obligation identified as of June 30, 2010. The accrued liability grew less than expected due to favorable healthcare claim experiences linked to a combination of fewer claims, less expensive claims, less utilization of services, and the implementation of new CalPERS health programs designed to reduce costs.

At the time of the 2012-13 Governor's Budget, the General Fund contributions to CalPERS were estimated to be approximately $2.2 billion in fiscal year 2012-13 ($1.8 billion for state employees and $404 million for CSU employees), and its contributions to CalSTRS were estimated to be approximately $1.3 billion during that period. The combined contributions, excluding CSU, represent about 3.4 percent of all General Fund expenditures in the fiscal year. There can be no assurances that the state's annual required contributions to CalPERS and CalSTRS will not significantly increase in the future. The actual amount of any increases will depend on a variety of factors, including but not limited to investment returns, actuarial assumptions, experience, retirement benefit adjustments, and, in the case of CalSTRS, statutory changes in contributions. Recent action by the Board of CalPERS to lower the assumed rate of return on investments to 7.50 percent from 7.75 percent for actuarial valuations dated June 30, 2011 will cause an increase in state contributions, but the exact amount and timing of the increase has not yet been determined.

Pension Trusts.
 General. The principal retirement systems in which the state participates are the California Public Employees' Retirement System ("CalPERS") and the California State Teachers' Retirement System ("CalSTRS"). The assets and liabilities of the funds administered by CalPERS and CalSTRS are included in the financial statements of the state as fiduciary funds. The University of California maintains a separate retirement system. (The state's General Fund does not directly contribute to the University of California's system, however the system has been advocating that the state begin to do so.) Information about this system may be obtained directly from the University of California.

As described below, the obligation of the state to make payments to CalPERS and CalSTRS to fund retirement benefits constitutes a significant financial obligation. CalPERS and CalSTRS each currently have unfunded liabilities in the tens of billions of dollars. Retirement-related costs payable from the General Fund are expected to increase significantly in the foreseeable future. The actual amount of such increases will depend on a variety of factors, including but not limited to investment returns, actuarial assumptions, experience, retirement benefit adjustments and, in the case of CalSTRS, statutory changes in contributions.

The comprehensive annual financial reports of CalPERS and CalSTRS are available on their websites at www.calpers.ca.gov and www.calstrs.ca.gov, respectively. The CalPERS and CalSTRS websites also contain the most recent valuation reports, as well as other information concerning benefits and other matters. The state cannot guarantee the accuracy of such information. Actuarial assessments are "forward-looking" information that reflect the judgment of the fiduciaries of the pension plans, and are based upon a variety of assumptions, one or more of which may not materialize or be changed in the future. Actuarial assessments will change with the future experience of the pension plans.

On July 8, 2011, the Governmental Accounting Standards Board ("GASB") released its exposure draft of proposed changes in pension accounting and financial reporting standards for state and local governments (GASB 25 and 27), and if implemented, these changes will impact the accounting treatment of pension plans in which state and local governments participate. Major changes would be: 1) the inclusion of unfunded pension liabilities on the government's balance sheet (such unfunded liabilities are currently typically included as notes to the government's financial statements); 2) full pension costs would be shown as expenses regardless of actual contribution levels; 3) lower actuarial discount rates would be required to be used for most plans for certain purposes of the financial statements, resulting in increased liabilities and pension expenses; and 4) shorter amortization periods for unfunded liabilities would be required to be used for certain purposes of the financial statements, which generally would increase pension expenses. Following public comments on the exposure draft in 2011, new standards could be adopted in final form in 2012 and are expected to take effect in fiscal years beginning mid-2013 for most employers.

CalPERS. At June 30, 2011, CalPERS administered a total of 15 funds, including four defined benefit retirement plans: the Public Employees' Retirement Fund ("PERF"), the Legislators' Retirement Fund ("LRF"), the Judges' Retirement Fund ("JRF"), and the Judges' Retirement Fund II ("JRF II"). (These plans, as well as the other plans administered by CalPERS, are described in the comprehensive financial reports of CalPERS, which can be found on CalPERS' website at www.calpers.ca.gov.) The PERF, LRF, JRF, and JRF II are defined benefit pension plans which provide benefits based on members' years of service, age, final compensation, and benefit formula. In addition, benefits are provided for disability, death, and survivors of eligible members or beneficiaries.

CalPERS is administered by a 13-member Board of Administration (the "CalPERS Board"), that includes the State Controller, State Director of Personnel Administration, and the State Treasurer, who serve ex officio. The other CalPERS Board members include a member elected by school employees, a member elected by retirees, a member elected by state employees, a member elected by public agency employees, a member designated by the State Personnel Board, a public representative appointed jointly by the Speaker of the Assembly and the Senate Rules Committee, an official of a life insurer appointed by the Governor, an elected local official appointed by the Governor, and two members elected by all employees.

PERF. PERF is a multiple-employer defined benefit retirement plan. In addition to the state, employer participants at June 30, 2010 included 1,543 public agencies and schools (representing more than 2,600 entities). CalPERS acts as the common investment and administrative agent for the member agencies. The state and schools (for "classified employees," which generally consist of school employees other than teachers) are required by law to participate in PERF. Other public agencies can elect whether or not to participate in PERF or administer their own plans. Members of PERF generally become fully vested in their retirement benefits earned to date after five years of credited service. Separate accounts are maintained for each employer participating in PERF, and separate actuarial valuations are performed for each individual employer's plan to determine the employer's periodic contribution rate and other information for the individual plan, based on the benefit formula selected by the employer and the individual plan's proportionate share of PERF assets.

For state employees, annual benefits depend on the particular employee's employment category and are generally determined by taking into account years of service credit, final compensation and age of retirement. Depending on the employment category, annual benefits generally range from 2 percent of final compensation (generally meaning the average pay rate and special compensation over the last one year or three consecutive years of employment, unless the member elects a different period with a higher average) at age 55 for each year of service credit (applicable to Miscellaneous and State Industrial category members) to 3 percent of final compensation for each year of service for retirement at age 50 (for State Peace Officer/Firefighter category members). Annual benefits are also subject to annual cost of living adjustments (generally ranging from 2-3 percent), and an additional adjustment intended to preserve the "purchasing power" of the benefit. Benefits also generally include disability and death benefits.

Legislation enacted in October 2010 as part of the 2010 Budget Act package (SB 22, Chapter 3, Sixth Extraordinary Session of 2010) ("SBX6 22") made changes to the retirement formula for state employees hired after January 15, 2011, unless an earlier date was agreed upon in a collective bargaining agreement. Generally, the formula for receiving full retirement benefits was restored to the provisions in effect prior to 1999, when a law increased the percentage formula and reduced the age at which employees could obtain maximum benefits; these formulas vary depending on the category of employment. SBX6 22 also addressed the problem of pension "spiking" by generally requiring the retirement formula for future employees not currently in the three-year formula to be based on an average of pay in three consecutive years, rather than being based on the single highest year's pay. These reforms will not significantly impact state retirement costs until many years in the future. However, there will be current savings from most existing and future employees contributing a greater percentage, ranging from 2 to 5 percent, of their salaries toward future pension benefits. These increases were collectively bargained and extended to most non-represented employees. The Administration has proposed a constitutional amendment and legislation which would make additional changes to pension benefits.

While not yet included in a valuation report, in July 2011, CalPERS reported that the investment return for the PERF in 2010-11 was 20.7 percent. As a result of this investment return, the funded ratio ("MVA") is projected to be near 70 percent as of June 30, 2011, as compared to approximately 63 percent as of June 30, 2010. However, the funded ratio may fall again in the current fiscal year ending June 30, 2012. CalPERS noted in a recent press release that the 2011 calendar year resulted in a 1.1 percent gain.

At its March 14, 2012, meeting, the CalPERS Board voted to lower the investment earnings assumption to 7.50% (a reduction of 0.25%) commencing for actuarial valuations dated June 30, 2011, which the Department of Finance estimates will result in an increase in the state's total contribution for fiscal year 2012-13 of approximately $256 million (of which approximately $166 million would be payable from the General Fund). The estimated increases in contributions, which include CSU, are relative to the increases estimated in the proposed Governor's Budget for 2012-13. However, the final state costs will not be known until the final rates are adopted by the CalPERS Board in June.

CalSTRS. CalSTRS was established under the California Education Code in 1913 to provide benefits to California public school and community college teachers and to certain other employees of the state's public school system (kindergarten through community college). CalSTRS is the administrator of multiple-employer, cost-sharing defined benefit plans, a tax-deferred defined contribution plan, a Medicare Premium Payment Program, and a Teachers' Deferred Compensation Fund.

The largest CalSTRS fund, the State Teachers' Retirement Plan (the "STRP"), is a multiple-employer, cost-sharing, defined benefit plan comprised of four programs: the Defined Benefit Program ("DB Program"), the Defined Benefit Supplement Program, the Cash Balance Benefit Program, and the Replacement Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account ("SBMA") which provides purchasing power protection for retired members.

The state is not an employer (with certain very limited exceptions) in any of CalSTRS programs but does contribute to the DB Program and the SBMA from its General Fund pursuant to statutes in the Education Code. The DB Program is funded through a combination of investment earnings and statutorily set contributions from three sources: the members, the employers, and the state. Contribution rates for the members and employers to fund the DB Program are not adjusted to reflect or offset actual investment returns or other factors which affect the funded status of the DB Program. The same is true for the contribution rates for the state except if the funded status of the DB Program falls below a certain level then the state is required to make specified supplemental contributions to the DB Program.

As of June 30, 2011 the DB Program's unfunded actuarial obligation was $64.5 billion and the funded ratio was 69 percent based on an actuarial value of assets basis and 67 percent based on a market value of assets basis. The funding status triggered the requirement for the state to make specified supplemental contributions starting in the fiscal year ending June 30, 2012. The funding of the DB Program was identified as a new high-risk issue in the California State Auditor Report 2011- 601 dated August 2011 because, as stated in the report, the DB Program assets are projected to be depleted in 30 years assuming existing contribution rates continue, and other significant actuarial assumptions are realized. The SBMA is a separate account within the DB Program that is funded with a combination of investment earnings and statutorily set contributions from the state. The purchasing power protection program payments for retired members are made only to the extent funds are available in the SBMA and are not a vested benefit.

The state's General Fund contribution to the DB Program is 2.017 percent of creditable compensation of the fiscal year ending in the prior calendar year. The state also contributes additional 0.524 percent of creditable compensation of the fiscal year ending in the immediately preceding calendar year when there is an unfunded obligation or a normal cost deficit exists for benefits in place as of July 1, 1990. The percentage is adjusted up to 0.25 percent per year to reflect the contributions required to fund the unfunded obligation or the normal cost deficit. However, the supplemental contribution may not exceed 1.505 percent of creditable compensation from the immediately preceding calendar year. Based on the most recent actuarial valuation, as of June 30, 2010, an unfunded obligation exists for the benefits in place as of July 1, 1990, which triggered the supplemental payments for the fiscal year ending June 30, 2012 at a contribution rate of 0.524 percent starting October 1, 2011. An appropriation for this supplemental contribution was included in the 2011 Budget Act. An increased supplemental contribution rate to 0.774 percent is included in the 2012-13 Governor's Budget proposal.

Responsibility for the Unfunded Obligation. Total statutorily required contributions, when added to investment earnings, have been significantly less than the actuarially required contributions necessary to fully fund the DB Program on an actuarial basis. The CalSTRS Consulting Actuary noted in the 2011 CalSTRS Valuation Report that the DB Program assets would be depleted in about 35 years assuming existing contribution rates continue, and other significant actuarial assumptions are realized. Other than the state's requirement to contribute specified supplemental contributions under certain conditions, the state is not required under existing statutes to increase its contributions (only the Legislature can change the statutes requiring the state's contribution), and the Administration does not believe that the state is otherwise required to provide funding for the outstanding liability.

CalSTRS has stated on a number of occasions, including in a letter from the Chief Executive Officer of CalSTRS contained within the CalSTRS Comprehensive Annual Financial Report for the Fiscal Year ended June 30, 2010, that it believes based on its analysis of case law and statutes that the state is responsible for providing an actuarially sound retirement system and paying the difference between the benefits paid and the contributions received in the event that the DB Program assets are depleted. Subsequently, in the most recent Comprehensive Annual Financial Report for the Fiscal Year ended June 30, 2011, the Chief Executive Officer of CalSTRS stated the Legislature and the Governor must craft a specific funding strategy involving increased contributions, which can be "gradual, predictable, and fair to all parties."

In accordance with state law, the Bureau of State Audits periodically identifies what it believes to be "high risk" issues facing the state. The funding of the DB Program was identified as a new high-risk issue in the California State Auditor Report 2011-601 dated August 2011. The report stated that:

"We have added the funding of the Defined Benefit Program of the California State Teachers' Retirement System ("CalSTRS") as a new high-risk issue. These retirement benefits provide an incentive for teachers to make teaching a career. CalSTRS sets aside funds collected as a percentage of teachers' and administrators' salaries each year to pay future pension obligations. However, the laws governing the contribution rates for CalSTRS members and their employers have not changed in decades. As a result, the Defined Benefit Program is currently funded at 71 percent, well below the 80 percent considered necessary to fund a sound pension program. Additionally, CalSTRS reports that the program's assets will be depleted in 30 years. Considering that pension obligation can extend beyond 50 years, unless the State takes steps, such as raising the contribution rates for members and their employers, it may be responsible for providing the necessary funding to ensure that CalSTRS' Defined Benefit Program meets its obligations. Consequently, we have designated the funding of CalSTRS' Defined Benefit Program as a high-risk issue."

No assurance can be given that the state's contributions to the DB Program will not be increased substantially in the future.

Retiree Health Care Costs. In addition to a pension, the state also provides post-employment health care and dental benefits to its employees and their spouses and dependents, when applicable, and recognizes these costs on a "pay-as-you-go" basis. These are sometimes referred to as "Other Post-Employment Benefits" or "OPEB."

As of June 30, 2011, approximately 154,500 retirees were enrolled to receive health benefits and 128,100 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in the Government Code. Under this formula, the state averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the state will contribute toward the retiree's health benefits. The state also contributes 90 percent of this average for the health benefits of each of the retiree's dependents. Employees vest for those benefits after serving 10 years with the state. With 10 years of service credit, employees are entitled to 50 percent of the state's full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula. As noted below, employees in bargaining unit 12, hired after January 1, 2011, are subject to a longer vesting period.

Pursuant to the Governmental Accounting Standard Board Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions, the state now reports on its liability for post-employment healthcare as well as other forms of post-employment benefits, such as life insurance, in its annual financial reports. The long-term costs for other postemployment benefits may negatively affect the state's financial reports and impact its credit rating if the state does not adequately manage such costs.

On February 24, 2012, the State Controller's Office released the state's latest OPEB actuarial valuation report by the private actuarial firm, Gabriel, Roeder, Smith & Company, tasked with calculating the state's liability for these benefits. The report was based on a variety of data and economic, demographic and healthcare trend assumptions described in the report. The primary assumption influencing Annual OPEB Costs and the Actuarial Accrued Liability is the assumed rate of return or discount rate on assets supporting the retiree healthcare liability. Based on PMIA's historical returns, investment policy and expected future returns, a discount rate of 4.50 percent was selected for the pay-as-you- go funding policy. The economic assumptions such as the price and wage inflation are assumed to be 3 percent and 3.25 percent respectively. The actuarial valuation contained in the report covers the cost estimates for existing employees, retirees and dependents. The main objective of the report was to estimate the Actuarial Accrued Liability ("AAL"), which is the present value of future retiree healthcare costs attributable to employee service earned in prior fiscal years.

The report looked at three different scenarios: (i) continuation of the "pay-as-you-go" policy; (ii) a "full funding" policy under which assets would be set aside to prepay the future obligations, similar to the way in which pension obligations are funded, and (iii) a "partial funding" policy, a hybrid of the two scenarios. According to the actuarial valuation as of June 30, 2011, the pay-as-you go funding policy results in an AAL of $62.14 billion as of June 30, 2011. Additionally, the pay-as-you go funding policy results in an annual OPEB cost of $4.74 billion, estimated employer contributions of $1.71 billion and an expected net OPEB obligation of $12.92 billion for fiscal year 2011-12. The annual required contribution for fiscal year 2012-13 is estimated at $4.92 billion.

If the previous assumptions had been exactly realized during the year, the actuarial liability would have increased to $63.2 billion as of June 30, 2011. The key factors contributing to a $1.07 billion decrease in expected actuarial liabilities had the previous assumptions been realized are:

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Favorable healthcare trend experience, resulting in a decrease in actuarial liabilities of approximately $4.21 billion.

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Demographic experience (including more members retiring, retiring earlier, and living longer than assumed) caused actuarial liabilities to increase by $0.73 billion.

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Changes in OPEB related assumptions and methods (updating the aging factors and healthcare trend rates used to project the member's average healthcare claim costs after retirement) increased actuarial liabilities by $1.76 billion.

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An adjustment made to the trend rate due to the Excise Tax under Federal Healthcare Reform. This adjustment increased liabilities by approximately $0.29 billion.

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Data process improvement and refinement for the current valuation. The refinements increased liabilities by approximately $0.36 billion.

The valuation depended primarily on the interest discount rate assumption used to develop the present value of future benefits and on the assets available to pay benefits. The discount rate of 4.50 percent represents the long-term expectation of the earnings on the state's General Fund, which is invested in short-term securities in the Pooled Money Investment Account. The State Controller's Office plans to issue an actuarial valuation report annually.

On October 1, 2009, the Governor signed legislation that provides for prefunding OPEB for California Highway Patrol ("CHP") officers, including cadets, and supervisors, and managers. The employee contributions for prefunding OPEB were effective July 1, 2009 (at 1 percent of pay increasing to 2 percent on July 1, 2010), and are deposited in an account in the California Employers' Retiree Benefits Trust. This employee contribution will be temporarily redirected to pensions until July 1, 2013 due to contract agreements reached in fiscal year 2010-11. Contract agreements reached in fiscal year 2010-11 with the International Union of Operating Engineers (Bargaining Unit 12) and the Union of American Physicians and Dentists (Bargaining Unit 16) included employee contributions of 0.5 percent of pay to prefund OPEB starting July 1, 2012. Additionally, Bargaining Unit 12 agreed to a revised vesting schedule for retiree health benefits for new employees hired after January 1, 2011. Under the revised schedule those employees will have to work for 15 years to qualify for 50 percent coverage and 25 years to qualify for 100 percent of state coverage of premium and (the current schedule is 10 years and 20 years, respectively).

LITIGATION

The state is a party to numerous legal proceedings. The following describes litigation matters that are pending with service of process on the state accomplished and have been identified by the state as having a potentially significant fiscal impact upon the state's revenues or expenditures. The state makes no representation regarding the likely outcome of these litigation matters. The following description was developed by the state with the participation of the Office of the Attorney General and other state entities. There may be litigation matters of which the Office of the Attorney General is not aware. The state does not conduct a docket search of federal or state court litigation filings to identify pending litigation and no inquiry has been made into pending administrative proceedings. There may be litigation and administrative proceedings with potentially significant fiscal impacts that have not been described below.

Budget-Related Litigation

Actions Challenging School Financing

In Robles-Wong, et al. v. State of California (Alameda County Superior Court, Case No. RG-10-515768) and California Teachers Association ("CTA") Complaint in Intervention, plaintiffs challenge the state's "education finance system" as unconstitutional. Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators, the California School Boards Association and CTA, allege the state has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the state from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court. It is currently unknown what the fiscal impact of this matter might be upon the General Fund. In a related matter, Campaign for Quality Education, et al. ("CQE") v. State of California (Alameda County Superior Court, Case No. RG-10-524770), plaintiffs also challenge the constitutionality of the state's education finance system. The court issued a ruling that there was no constitutional right to a particular level of school funding. The court allowed plaintiffs to amend their complaint with respect to alleged violation of plaintiffs' right to equal protection. Plaintiffs in each of these matters elected not to amend, and both matters have been dismissed by the trial court. Plaintiffs in each matter have appealed (Court of Appeal, First Appellate District, Case Nos. A134423, A134424).

Plaintiff in California School Boards Association v. State of California (Alameda County Superior Court, Case No. RG-11-554698), alleges, among other things, that two budget trailer bills enacted in October 2010 as part of the 2010-11 Budget violate the California Constitution provision which requires that a statute embrace one subject expressed in its title. Specifically, plaintiff alleges that SB 856 entitled "State government" and AB 1610 entitled "Education finance" are comprehensive bills containing dozens of sections, including appropriations, amendments, and new laws that are not expressed in their titles. AB 1610 contains a $340 million reduction in an education appropriation, approximately $5 billion in payments deferred to next fiscal year, and hundreds of millions of dollars in reversions to the General Fund. If the court declares AB 1610 unconstitutional, these fiscal provisions may be declared void.

In California School Boards Association, et al. v. State of California, et al. (San Francisco County Superior Court, Case No. CGC-11-514689), plaintiffs allege that the state improperly calculated the amount required to be spent on education pursuant to Proposition 98 by approximately $2.1 billion in fiscal year 2011-12. Plaintiffs contend that the $5.1 billion in use and sales taxes transferred to help fund the cost of realignment of certain services previously provided by state government to local governments should have been counted as General Fund revenue for purposes of Proposition 98. Plaintiffs do not challenge the realignment plan but seek a writ of mandate compelling state officials to recalculate the funding guarantees required by Proposition 98, as well as similar injunctive and declaratory relief. On March 28, 2012, after issuing a tentative ruling in favor of the state and hearing argument on the issues, the trial court took this matter under submission.

Actions Challenging Statutes Which Reformed California Redevelopment Law

In California Redevelopment Association, et al. v. Matosantos, et al. (California Supreme Court, Case No. S194861), the California Supreme Court upheld the validity of legislation ("ABX1 26") dissolving all local Redevelopment Agencies ("RDAs") and invalidated a second law ("ABX1 27") that would have permitted existing RDAs to convert themselves into a new form of RDA and continue to exist, although they would have to pay higher fees to school, fire and transit districts to do so.

A second case challenging the constitutionality of these statutes, City of Cerritos, et al. v. State of California (Sacramento County Superior Court, Case No. 34-2011-80000952) raises the same theories advanced in the Supreme Court action, and also contains challenges based on claimed violations of the single subject rule and the contracts clause, the statutes being outside scope of the proclamation calling the Legislature into special session, and the failure to obtain a 2/3 vote to pass the statutes. On January 27, 2012, the trial court denied the petitioners' motion for a preliminary injunction seeking to block implementation of ABX1 26. A notice of appeal has been filed by the plaintiffs (Court of Appeal, Third Appellate District, Case No. C070484). Plaintiffs' request to stay portions of ABX1 26 was denied by the appellate court.

Actions Challenging Required Contribution by Redevelopment Agencies

Petitioners in California Redevelopment Association, et al. v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000359), challenge the constitutionality of legislation that required that local redevelopment agencies remit a total of $1.7 billion in fiscal year 2009-10 and $350 million in fiscal year 2010-11 to county education funds. Petitioners asked the trial court to enjoin implementation of the legislation. A second case challenging the constitutionality of this legislation and seeking to enjoin its implementation was filed by seven counties. County of Los Angeles, et al. v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000362). The trial court denied the petitions in both matters, and petitioners in both matters appealed (Court of Appeal, Third Appellate District, Case Nos. C064907 and C065390). The appellate court denied petitioners' request in the California Redevelopment Association matter for a stay pending resolution of the appeal.

Actions Regarding Furlough of State Employees

In several cases, petitioners challenged Governor Schwarzenegger's executive orders directing the furlough without pay of state employees. The first order, issued on December 19, 2008, directed furloughs for two days per month, effective February 1, 2009 through June 30, 2010. The second, issued on July 1, 2009, required a third furlough day per month, effective through June 30, 2010. On July 28, 2010, Governor Schwarzenegger issued a new executive order requiring furloughs for three days per month beginning August 1, 2010, until a new 2010 Budget Act was adopted and the Director of the Department of Finance determined that the state had sufficient cash flow to pay for essential services.

On October 4, 2010, the California Supreme Court, ruling in three consolidated cases, upheld the validity of the two day per month furloughs implemented by the Governor's December 2008 order on the ground that the Legislature had ratified these furloughs in enacting the 2008 budget revision. Professional Engineers in California Government ("PECG"), et al. v. Schwarzenegger, et al. (California Supreme Court, Case No. S183411).

Most of the remaining cases that challenge the two furlough orders issued in July 2009 and/or July 2010 have been dismissed or settled. The pending cases include the following:

Two cases pending in Alameda County Superior Court challenge the furloughs of certain categories of employees, such as those paid from funds other than the General Fund or who otherwise assert a claim not to be furloughed on a basis outside of the rationale of the Supreme Court decision. These two cases are PECG v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-494800) and California Association of Professional Scientists v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-530845). After issuing a tentative ruling indicating it may grant the petition in part, including awarding backpay for two furlough days in March 2011, and hearing argument on the issues, the trial court took this matter under submission.

In Tyler, et al. v. Brown, et al. (Alameda County Superior Court, Case No. RG- 12-619687), state employees, who have alleged their claims as a class action, challenge the furlough orders, the elimination of two paid holidays and an increase to the amount of their required pension contribution, claiming violations of state collective bargaining law (the "Dills Act"), the constitutional protection against impairment of contract, violation of the constitutional separation of powers, and violation of due process. Plaintiffs further allege a claim on behalf of all state taxpayers who were allegedly deprived of the income tax that the state would have received had the employees received full pay but for the furloughs. Plaintiffs allege that their claims have not yet been adjudicated by prior furlough-related litigation.

In Morgan v. Schwarzenegger (Alameda County Superior Court, Case No. RG-11-555149), an individual state employee alleges the furlough orders were invalid and seeks back pay.

In Acosta v. Henning, et al. (San Francisco County Superior Court, Case No. CPF-08-508192), petitioners assert that the furloughs interfere with the ability of the California Employment Development Department and the California Unemployment Insurance Appeals Board ("CUIAB") to timely perform their functions. The trial court entered judgment in the state's favor and petitioners appealed (Court of Appeal, First Appellate District, Case No. A132426). On appeal, petitioners do not challenge the furloughs but request an order that the CUIAB comply with federal guidelines for resolution of appeals regarding benefits and, if it does not do so, pay the benefits at issue. At this time it is unknown what fiscal impact this claim would have on the state's General Fund.

Tax Cases

Six actions have been filed contending that the Legislature's modification of Revenue and Taxation Code section 25128, which implemented the double-weighting of the sales factor in California's apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional. Kimberly-Clark Worldwide, Inc., et al. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495916); Gillette Company and Subsidiaries v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495911); Proctor & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10- 495912); Sigma-Aldrich, Inc. and Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496437); RB Holdings (USA), Inc. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496438); and Jones Apparel Group v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-499083), now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board. Plaintiffs contend that the single-weighted sales factor specified in section 25128 prior to amendment was contained within the Multistate Tax Compact and therefore cannot be modified without repealing the legislation that enacted the Compact. An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims in excess of $750 million. The trial court ruled for the state in each of these matters. An appeal is pending (Court of Appeal, First Appellate District, Case No. A130803).

A pending case challenges the fee imposed by the state tax code upon limited liability companies ("LLCs") registered in California, alleging that it discriminates against interstate commerce and violates the U.S. and California Constitutions, is an improper exercise of the state's police powers, and has been misapplied by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-462728). Bakersfield Mall was filed as a purported class action on behalf of all LLCs operating solely in California. Plaintiff filed an amended complaint to allege that not all of its income is derived solely from sources in California, which would call into question the class plaintiff purports to represent. A second lawsuit that is virtually identical to Bakersfield Mall also seeks to proceed as a class action. CA-Centerside II, LLC v. Franchise Tax Board (Fresno County Superior Court, Case No. 10 CECG00434). If either case proceeds as a class action, the claimed refunds could be significant (in excess of $500 million).

Lucent Technologies, Inc. v. State Board of Equalization ("Lucent I") (Los Angeles County Superior Court, Case No. BC 402036), a tax refund case, involves the interpretation of certain statutory sales and use tax-exemptions relating to computer software and licenses to use computer software that are transferred pursuant to technology transfer agreements. A second case, Lucent Technologies, Inc. v. State Board of Equalization ("Lucent II") (Los Angeles County Superior Court, Case No. BC 448715), involving the same issue but for different tax years than in the Lucent I matter, has been consolidated with the Lucent I case. In a similar case, Nortel Networks Inc. v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC 341568), the trial court ruled in favor of plaintiff and the ruling was affirmed on appeal (Court of Appeal, Second Appellate District, Case No. B213415, California Supreme Court, Case No. S190946). The adverse ruling in the Nortel matter, unless limited in scope by a decision in the Lucent matters, if applied to other similarly situated taxpayers, could have a significant negative impact, estimated to be in the range of approximately $300 million annually, on tax revenues.

Environmental Matters

In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action titled In the Matter of: Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the state, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board. The Atlantic Richfield Company ("ARCO") is a party as the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the state. The alleged bases for the state's liability are the state's ownership of the mine site and the terms of a 1983 settlement agreement between the state and ARCO. The Lahontan Regional Water Quality Control Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies is pending. ARCO has sued the state, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board, seeking to recover past and future costs, based on the settlement agreement, the state's ownership of the property, and the state's allegedly negligent past clean up efforts. Atlantic Richfield Co. v. State of California (Los Angeles County Superior Court, Case No. BC 380474). It is possible these matters if determined adversely to the state could result in potential liability in the hundreds of millions of dollars.

In Pacific Lumber Company, et al. v. State of California, et al. (Sacramento County Superior Court, Case No. 34-2009-00042016), plaintiffs seek injunctive relief and damages against the state for an alleged breach of the Headwaters Agreement. The Headwaters Agreement, reached in 1996, involved the sale of certain timberlands by plaintiffs to federal and state agencies. Plaintiffs allege that the state's environmental regulation of plaintiffs' remaining timberlands since the Headwaters Agreement constitutes a breach of the Agreement. The state denies plaintiffs' allegations. The current plaintiffs are successors in interest to original plaintiffs, who are debtors in a bankruptcy proceeding. In that proceeding, the debtors have claimed that the value of the litigation ranges from $626 million to $639 million in the event they could establish liability. It is currently unknown what the fiscal impact of this matter might be upon the General Fund. The trial court granted the state's motion for summary judgment and plaintiffs appealed (Avidity Partners, LLC v. State of California, Court of Appeal, Third Appellate District, Case No. C070255).

In City of Colton v. American Promotional Events, Inc., et al. (Los Angeles County Superior Court, Case No. BC 376008), two defendants in an action involving liability for contaminated groundwater have filed cross complaints seeking indemnification from the state and the Regional Water Quality Control Board in an amount of up to $300 million. In a related action, Emhart Industries v. Regional Water Quality Control Board (Los Angeles County Superior Court, Case No. BC 472949), another defendant in an action involving liability for contaminated groundwater seeks indemnification from the state and the Regional Water Quality Control Board in an amount up to $300 million.

Escheated Property Claims

In two cases, plaintiffs claim that the state has an obligation to pay interest on private property that has escheated to the state, and that failure to do so constitutes an unconstitutional taking of private property: Suever v. Connell (U.S. District Court, Northern District, Case No. C03-00156 RS); and Taylor v. Chiang (U.S. District Court, Eastern District, Case No. S-01-2407 WBS GGH). Both Suever and Taylor are styled as class actions but no class has been certified. The Suever and Taylor plaintiffs argue that the state's failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the state is obligated to pay interest to persons who reclaim property that has escheated to the state, but its ruling did not specify the rate at which interest must be paid. The district court certified this issue for appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the state, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property's highest market value during the time the state held it; the state asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the state's motion for summary judgment on this claim in Suever, and plaintiffs appealed. The Ninth Circuit ruled against plaintiffs on the two consolidated Suever appeals, holding that the state is not required to pay interest and that the Eleventh Amendment bars plaintiffs from suing in federal court for anything other than the return of their property or the proceeds of its sale. (U.S. Court of Appeals, Ninth Circuit, Case No. 08-015884). The Ninth Circuit denied plaintiffs' request for rehearing and plaintiffs declined to seek review in the U.S. Supreme Court. The district court granted the state's motion for summary judgment on all remaining claims in Suever, and plaintiffs appealed.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), plaintiffs seek damages, asserting that the use by the California Department of Corrections and Rehabilitation ("CDCR") of a body-imaging machine to search visitors entering state prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the state. Plaintiffs' appeal was dismissed (Court of Appeal, Second Appellate District, Case No. B190431) and the trial court denied plaintiffs' motion for attorneys' fees. The parties agreed to a stipulated judgment and dismissed the case subject to further review if CDCR decides to use similar technology in the future. Plaintiffs may not seek further review of the trial court's rulings until 2013. If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

Plaintiff in Gilbert P. Hyatt v. Franchise Tax Board (State of Nevada, Clark County District Court, Case No. A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeded $500 million. On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys' fees. The total judgment with interest is approximately $490 million. The state appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal. The state has indicated that it will vigorously pursue its appeal of this unprecedented award.

Actions Regarding Medi-Cal Reimbursements and Fees

In Orinda Convalescent Hospital Inc., et al. v. Department of Health Services, et al. (Sacramento County Superior Court, Case No. 06CS01592), plaintiffs challenge a quality assurance fee ("QAF") charged to skilled nursing facilities that was enacted in 2004, alleging violations of the federal and state constitutions and state law. Funds assessed under the QAF are made available, in part, to enhance federal financial participation in the Medi-Cal program. Plaintiffs seek a refund of fees paid. On March 25, 2011, the trial court ruled the QAF is properly characterized as a "tax" rather than a "fee." Trial then proceeded on plaintiffs' claims for refund of QAF amounts paid as an allegedly illegal and improperly collected tax. The QAF amounts collected from all providers to date total nearly $2 billion, and California has received additional federal financial participation based on its imposition and collection of the QAF. An adverse ruling could negatively affect the state's receipt of federal funds. The trial court ruled for the state, finding that the QAF is constitutionally valid. Plaintiffs filed a notice of appeal (Court of Appeal, Third Appellate District, Case No C070361).

In Brotman Medical Center v. Department of Health Care Services (Los Angeles County Superior Court, Case No. BC 453723), plaintiff seeks declaratory and injunctive relief prohibiting the Department of Health Care Services ("DHCS") from collecting unpaid quality assurance fees that were imposed on plaintiff pursuant to a hospital quality assurance fee program established by Assembly Bill 1383, alleging, among other things, that the QAF constitutes an unconstitutional tax. Plaintiff's request for a preliminary injunction was denied and the appellate court denied plaintiff's appeal on that ruling as moot (Court of Appeal, Second Appellate District, Case No. B232459). An adverse ruling in this matter could negatively affect the state's receipt of federal funds.

Other pending cases challenge state legislation requiring reductions in Medi-Cal reimbursements to providers. In Independent Living Center of Southern California, et al. v. Shewry, et al. (U.S. District Court, Central District, Case No. CV 08-3315 CAS ("MANx")), health care advocates, Medi-Cal providers and Medi-Cal recipients challenge various 10 percent rate reductions, the 10 percent "actuarial equivalent" managed care rate reductions, the hold on payments to providers for one month prior to January 2009, and delays in the annual cost of living adjustments in the state-funded Supplementary Security Income - State Supplementary Payment ("SSI/SSP"). The district court granted in part a preliminary injunction, requiring the state, as of August 18, 2008, to pay the rates in effect prior to the 10 percent reduction. The district court thereafter issued a second preliminary injunction, restoring the rates in effect prior to the reduction, as of November 2008, for two additional categories of services. The Ninth Circuit affirmed the preliminary injunctions. (U.S. Court of Appeals, Ninth Circuit, Case No. 08- 56422.) The Ninth Circuit also found that the district court erred in making the injunction effective as of August 18, 2008, and that the injunction should apply to services rendered on or after July 1, 2008. The district court amended the injunction to apply retroactively. The U.S. Supreme Court granted the state's petition for certiorari in this matter (U.S. Supreme Court, Case No. 09-958) and in other cases discussed below, and on February 22, 2012, vacated the judgment and remanded the matter to the Ninth Circuit for further review in light of the federal government's intervening action approving the state's plan to implement the rate reductions. On June 17, 2010, the district court stayed further proceedings pending resolution of the petition for certiorari. A final decision adverse to the state in this matter could result in additional costs to the General Fund of $192 million in retroactive reimbursements, and possible additional costs for future Medi-Cal reimbursements.

In California Medical Association, et al. v. Shewry, et al. (Los Angeles County Superior Court, Case No. BC 390126), professional associations representing Medi-Cal providers seek to enjoin implementation of the 10 percent Medi-Cal rate reductions that were to go into effect on July 1, 2008, alleging that the legislation violates federal Medicaid requirements, state laws and regulations, and the California Constitution. The trial court denied plaintiffs' motion for a preliminary injunction. Plaintiffs filed an appeal, which was dismissed at their request. (Court of Appeal, Second Appellate District, Case No. B210440.) Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living Center case, discussed above, after final disposition of that case. A final decision adverse to the state in this matter could result in costs to the General Fund of $508.2 million.

In California Pharmacists Association, et al. v. Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV09-08200), Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the use by Department of Health Care Services of reduced published average wholesale price data to establish reimbursement rates, and challenging the Legislature's amendment of Welfare and Institutions Code section 14105.45 and enactment of Welfare and Institutions Code section 14105.455. Plaintiffs seek injunctive relief based on alleged violations of federal law. The district court granted a request for preliminary injunction in part, with respect to sections 14104.45 and 14105.455, and denied it in part, with respect to the use of reduced published average wholesale price data to establish reimbursement rates. Plaintiffs filed a motion seeking to modify the district court ruling, and both parties filed notices of appeal to the Ninth Circuit Court of Appeals. Proceedings in the Ninth Circuit and the district court were stayed pending the outcome of review by the U.S. Supreme Court, in the Independent Living Center case, discussed above. The Ninth Circuit has lifted the stay. At this time it is unknown what fiscal impact this case would have on the state's General Fund.

In California Pharmacists Association, et al. v. Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV09-0722), various Medi-Cal provider trade associations (doctors, hospitals, pharmacists, etc.) challenge reductions to reimbursement rates implemented by AB 1183. In a similar matter, Managed Pharmacy Care, et al. v. Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV09-00382), Medi-Cal pharmacy providers challenge reimbursement rates reduction mandated by AB 1183. In each matter, the district court granted a request for preliminary injunction and the Ninth Circuit affirmed. The U.S. Supreme Court granted the state's petition for writ of certiorari in these two matters, along with the Independent Living Center case, and issued its decision on February 22, 2012, as discussed above.

In Centinela Freeman Emergency Medical Associates, et al. v. Maxwell-Jolly, et al. (Los Angeles County Superior Court, Case No. BC 406372), filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages, injunctive relief, and a writ of mandate based on alleged violations of state law and the federal and state Constitutions. The trial court granted the petition of the plaintiffs and ordered DHCS to conduct an annual review of reimbursement rates for physicians and dentists pursuant to Welfare and Institutions Code section 14079. A final decision in this matter adverse to the state could result in estimated costs to the General Fund of $250 million.

In Sierra Medical Services Alliance, et al. v. Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV10-04182), emergency medical transportation companies challenge California regulations that set Medi-Cal reimbursement rates paid for medical transportation services. Plaintiffs seek damages and injunctive relief under the Supremacy Clause, the Takings Clause, the Due Process Clause, and 42 U.S.C. §1983. The case is stayed pending the decision of the U.S. Supreme Court in the Independent Living Center case discussed above. At this time it is unknown what fiscal impact this case would have on the state's General Fund.

In California Association of Health Facilities v. Maxwell-Jolly (U.S. District Court, Central District, Case No. CV10-03284 CAS ("MANx"), consolidated with Developmental Services Network, et al., v. Maxwell-Jolly, plaintiffs (professional associations representing Medi-Cal providers) challenge AB 5, which amended Welfare and Institutions Code section 14105.191(f)(2)(A), to maintain Medi-Cal reimbursement rates for intermediate care facilities and freestanding pediatric sub-acute facilities as the rates for fiscal year 2009-10, and each year thereafter, to not exceed the rates applicable in fiscal year 2008-09. Plaintiffs seek declaratory and injunctive relief under the Supremacy Clause and 42 U.S.C. section 1983. Plaintiffs allege that the rate freeze violates federal law because the Legislature did not study the impact of the freeze on efficiency, economy, quality of care, and access to care. Plaintiffs also allege that the rate freeze violates the notice and public process provisions of federal law. The district court granted a preliminary injunction but the Ninth Circuit reversed the preliminary injunction and remanded the matter to the district court. On March 19, 2012, the district court granted plaintiffs' request to amend their complaint, and stayed the consolidated cases for 60 days. At this time, it is unknown what fiscal impact these matters will have upon the state's General Fund.

In California Hospital Association v. Maxwell-Jolly, et al. (Sacramento County Superior Court, Case No. 34-2010-80000673), plaintiff challenges limits on Medi-Cal reimbursement rates for hospital services enacted in 2008, and which were to take effect October 1, 2008 or March 1, 2009, as allegedly violating federal law. Plaintiff seeks to enjoin the implementation of the limits. This matter is currently stayed. At this time it is unknown what fiscal impact this matter may have on the state's General Fund

In four pending matters, plaintiff health care plans claim the DHCS breached their respective contracts in setting capitation rates for each plan for fiscal year 2003-04. Health-Net of California, Inc. v. Maxwell-Jolly, et al. (Sacramento County Superior Court, Case No. 2008-80000056), Molina Healthcare of California, Inc. v. Maxwell-Jolly, et al. (Sacramento County Superior Court, Case No. 2008- 80000132), Blue Cross of California, et al. v. Maxwell-Jolly. et al. (Sacramento County Superior Court, Case No. 2010-80000490), and Santa Clara County Health Authority v. Douglas, et al. (Sacramento County Superior Court, Case No. 2008-00013943). The plaintiffs claim that the rate-setting process failed to comply with their contracts by including a budget reduction factor and an actuarially-equivalent reduction required by Welfare and Institutions Code section 14105.19. The trial court ruled for plaintiffs in each matter, ordering DHCS to recalculate rates for fiscal year 2003-04 for each of the four plans, and to recalculate rates for fiscal year 2002-03 for Santa Clara Health Authority and for fiscal year 2004-05 for Health Net of California. The state appealed all four matters (Court of Appeal, Third Appellate District, Case Nos. C068635, C068724, C068726, C068629). If these matters are resolved adversely to the state and the rates are recalculated, the state may be required to pay more under the contracts than would have been required under the originally calculated rates. The parties are currently engaged in mediation.

Local Government Mandate Claims and Actions

In Department of Finance v. Commission on State Mandates (Sacramento County Superior Court, Case No. 34-2010-80000529), the state is appealing a determination by the Commission on State Mandates relating to whether the requirement for completion of a second science course for graduation from high school constitutes a reimbursable state-mandated program. Following court action on consolidated cases involving challenges to the State Controller's Office reduction of claims (San Diego Unified School District, et al. v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 03CS01401) and Woodland Joint Unified School District v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 05CS01401)), the Commission adopted revised parameters and guidelines which included a reasonable reimbursement methodology for claiming increased teacher costs. (CSM 41 81A, 04-PGA-30, 05-PGA-05, and 06-PGA-05). Historically, education-related state mandate claims are funded from moneys provided to meet the Proposition 98 Guarantee. The Commission's adoption of the revised parameters and guidelines could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in any one fiscal year.

Actions Relating to Certain Tribal Gaming Compacts

In June 2004, the state entered into amendments to tribal gaming compacts (the "Amended Compacts") between the state and five Indian Tribes (the "Five Tribes"). Those Amended Compacts are being challenged in connection with three pending cases, as described below. A decision unfavorable to the state in the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could impair the state's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Southern District, Case No. 04 CV 1151 W ("WMc")) plaintiff (the "Rincon Band" or "Rincon") sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the state constituted an unconstitutional impairment of the state's compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the state would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band's market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the state breached Rincon's compact, principally by incorrectly calculating the total number of gaming device licenses the state is authorized to issue tribes with compacts identical to Rincon's compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, which Rincon did not appeal. The district court separately granted summary judgment for Rincon on its claim that the state failed to negotiate a compact amendment in good faith, finding that the state's request for revenue sharing to be deposited in the General Fund was a request for an unlawful tax. The Ninth Circuit affirmed and the U.S. Supreme Court denied the state's petition for a writ of certiorari (U.S. Supreme Court, Case No. 10-330). This part of the case has been remanded to the district court for further proceedings. The Amended Compacts, and at least ten other compacts and compact amendments, require the tribes' revenue sharing payments to the state to be deposited in the General Fund. The Ninth Circuit did not express an opinion regarding whether compacts in which the state and tribe mutually agreed on revenue sharing were lawful. The district court granted Rincon's partial motion for summary judgment on its remaining claim regarding the authorized number of gaming device licenses. The Ninth Circuit vacated the order, remanded to the district court for further proceedings (U.S. Court of Appeals, Ninth Circuit, Case No. 10-56461), and the district court dismissed this claim.

In Pauma Band of Luiseno Mission Indians v. State of California, et al. (U.S. District Court, Southern District, Case No. 09 CV 1955 AJB MDD), plaintiff seeks to rescind the Amended Compact it entered into in 2004 and restore its former 1999 Compact, based upon alleged violations of state law and the Indian Gaming Regulatory Act ("IGRA"). Plaintiff's claims are based upon the decisions in other litigation matters, including Rincon, that more gaming device licenses were available under the 1999 Compacts and that the state's request for revenue sharing to be deposited into the General Fund was a demand for an unlawful tax. Should plaintiff's Amended Compact be rescinded, plaintiff will be relieved from paying $5.75 million annually to the state in revenue contributions through January 2023.

Prison Healthcare Reform and Reduction of Prison Population

The adult prison health care delivery system includes medical health care, mental health care and dental health care. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Brown (U.S. District Court, Northern District, Case No. C 01-1351 TEH) is a class action regarding the adequacy of medical health care; Coleman v. Brown (U.S. District Court, Eastern District, Case No. CIV S-90-0520 LKK JFM P) is a class action regarding mental health care; and Perez v. Cate (U.S. District Court, Northern District, Case No. C 05-05241 JSW) is a class action regarding dental health care. A fourth case, Armstrong v. Brown (U.S. District Court, Northern District, Case No. C 94-02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. To date, ongoing costs of remedial activities have been incorporated into the state's budget process. However, at this time, it is unknown what financial impact this litigation would have on the state's General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care. The parties continue to discuss a construction plan using funding provided by AB 900.

In Plata and Coleman, discussed above, a three-judge panel was convened to consider plaintiffs' motion for a prisoner-release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care. After a trial, the panel issued a prisoner release order and ordered the state to prepare a plan for the reduction of approximately 40,000 prisoners over two years. The state filed its prisoner-reduction plan with the three-judge panel and filed an appeal in the U.S. Supreme Court. The U.S. Supreme Court affirmed the prisoner release order.

Actions Regarding Proposed Sale of State-Owned Properties

Two taxpayers filed a lawsuit seeking to enjoin the sale of state-owned office properties, which was originally scheduled to close in December 2010, on the grounds that the sale of certain of the buildings that house appellate court facilities required the approval of the Judicial Council, which had not been obtained, and that the entire sale constituted a gift of public funds in violation of the California Constitution and a waste of public funds in violation of state law. Epstein, et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case. No. CGC-10-505436). Plaintiffs' request for a preliminary injunction was denied. In a second action filed after the state decided not to proceed with the sale, the prospective purchaser seeks to compel the state to proceed with the sale of the state-owned properties, or alternatively, for damages for breach of contract. California First, LP v. California Department of General Services, et al. (Los Angeles County Superior Court, Case No. BC457070). This matter has been transferred to San Francisco County Superior Court and coordinated with the Epstein matter.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

General

The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of, as of June 1, 2012, 136 series comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust  and four closed-end funds (collectively the "Fund Complex" or the "Trusts"). The business address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 75.

Information for Trustees, all of whom are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears below. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships During Past 5 Years
INDEPENDENT TRUSTEES
Peter G. Gordon (Born 1942)	Trustee, since 1998, Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009

Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.

CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.

Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010

Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.

Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.

Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006

International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton's Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.

Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute's Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996

Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).

Asset Allocation Trust
1	Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

The Trust's Declaration of Trust does not set forth any specific qualifications to serve as a Trustee other than that no person shall stand for initial election or appointment as a Trustee if such person has already reached the age of 72. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering Trustee candidates and a process for evaluating potential conflicts of interest, which identifies certain disqualifying conflicts. All of the current Trustees are Independent Trustees.
Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Funds Management, sub-advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his or her duties effectively has been attained through the Trustee's business, consulting, public service and/or academic positions and through experience from service as a board member of the Trust and the other Trusts in the Fund Complex (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Trustee's ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.
Peter G. Gordon. Mr. Gordon has been a Trustee since 1998, Chairman of the Board of Trustees since 2005, the Lead Independent Trustee from 2001 through 2005, and Chairman of the Governance Committee since 2005, with respect to all of the Trusts in the Fund Complex. In addition, he has over 30 years of executive and business experience as the co-founder, Chairman, President and CEO of Crystal Geyser Water Company.
Isaiah Harris, Jr. Mr. Harris has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009. He has been the Chairman of the Board of CIGNA Corporation since 2009, and has been a director of CIGNA Corporation since 2005. He also has been a director of Deluxe Corporation since 2003. As a director of these and other public companies, he has served on board committees, including Governance, Audit and Compensation Committees. Mr. Harris served in senior executive positions, including as president, chief executive officer, vice president of finance and/or chief financial officer, of operating companies for approximately 20 years.
Judith M. Johnson. Ms. Johnson has served as a Trustee of the Trusts in the Fund Complex since 2008 and as Chair of the Audit Committee since 2009. She served as the Chief Executive Officer and Chief Investment Officer of the Minneapolis Employees Retirement Fund for twelve years until her retirement in 2008. Ms. Johnson is a licensed attorney, as well as a certified public accountant and a certified managerial accountant. Ms. Johnson has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.
Leroy Keith, Jr. Mr. Keith has served as a Trustee of the Trusts in the Fund Complex since 2010. He previously served as a Trustee of the Evergreen fund complex since 1983. He is a Trustee of the Virtus fund complex, Former Managing Director of Almanac Capital Management, Director of Diversapack Co., Former Partner of Stonington Partners, Inc. and Former Director of Obagi Medical Products, Inc. He is also Chairman of Bloc Global Services, a development and constructions firm.
David F. Larcker. Mr. Larcker has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009. Mr. Larcker is the James Irvin Miller Professor of Accounting at the Graduate School of Business of Stanford University. He is also the Director of the Corporate Governance Research Program and Co-director of The Rock Center for Corporate Governance at Stanford University. He has been a professor of accounting for over 30 years. He has written numerous articles on a range of topics, including managerial accounting, financial statement analysis and corporate governance.
Olivia S. Mitchell. Ms. Mitchell has served as a Trustee of the Trusts in the Fund Complex since 2006. Ms. Mitchell is Department Chair and Professor, Department of Insurance and Risk Management, and International Foundation of Employee Benefit Plans Professor at the Wharton School of the University of Pennsylvania. She also serves in senior positions with academic and policy organizations that conduct research on pensions, retirement, insurance and related topics, including as Executive Director of the Pension Research Council and Director of the Boettner Center on Pensions and Retirement Research, both of the University of Pennsylvania. She has been a professor of economics, insurance and risk management for over 30 years. She has written numerous articles and books on a range of topics, including retirement risk management, private and social insurance, and health and retirement analysis and policy.
Timothy J. Penny. Mr. Penny has been a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996. He has been President and CEO of Southern Minnesota Initiative Foundation since 2007 and a Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. He also serves as a member of the board of another non-profit organization. Mr. Penny was a member of the U.S. House of Representatives for 12 years representing Southeastern Minnesota's First Congressional District.
Michael S. Scofield. Mr. Scofield has served as a Trustee of the Trusts in the Fund Complex since 2010. He currently serves on the Investment Company Institute's Board of Governors and Executive Committee. Mr. Scofield previously served as a Trustee of the Evergreen fund complex since 1984, where he served as Chairman of the Board. He also served as a member and former chairman of the Independent Directors Counsel, an organization dedicated to serving the independent investment company director community, and other leadership positions in the investment company industry. He previously worked as an attorney with the Law Offices of Michael S. Scofield. He was formerly Director and Chairman of Branded Media Corporation, a multi-media branding company.
Donald C. Willeke. Mr. Willeke has been a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996. He is an attorney in private practice and served as General Counsel of the Minneapolis Employees Retirement Fund for more than 25 years.

Board of Trustees - Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Trust and the Funds rests with the Board of Trustees. The Board has engaged Funds Management to manage the Funds on a day-to day basis. The Board is responsible for overseeing Funds Management and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Delaware law, other applicable laws and the Fund's charter. The Board is currently composed of nine members, each of whom is an Independent Trustee. The Board currently conducts regular meetings five times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. In order to assist the Chairman in maintaining effective communications with the other Trustees and Funds Management, the Board has appointed a Chair Liaison to work with the Chairman to coordinate Trustee communications and to assure timely responses to Trustee inquiries, board governance and fiduciary matters. The Chair Liaison serves for a one-year term, which may be extended with the approval of the Board. Except for any duties specified herein or pursuant to the Trust's charter document, the designation of Chairman or Chair Liaison does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.
The Board also has established a Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Trust, and from to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. Additionally, the Board has established investment teams to review in detail the performance of each of the Funds, in light of each Fund's investment objectives and strategies, to meet with portfolio managers, and to report back to the full Board. The Board occasionally engages independent consultants to assist it in evaluating initiatives or proposals. The Board believes that the Board's current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
The Funds and Trusts are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Funds Management, the subadvisers and other service providers (depending on the nature of the risk), who carry out the Funds' investment management and business affairs. Each of Funds Management, the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board's general oversight of the Funds and Trusts and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Trusts, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Funds Management, subadvisers, the Chief Compliance Officer of the Funds, the independent registered public accounting firm for the Funds, and internal auditors for Funds Management or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board, with the assistance of its investment teams, reviews investment policies and risks in connection with its review of the Funds' performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board's periodic review of the Funds' advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a management valuation team comprised of officers of Funds Management, has approved and periodically reviews valuation policies applicable to valuing the Fund shares and has established a valuation committee of Trustees. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees.

As noted above, the Board has established a standing Governance Committee, a standing Audit Committee and a standing Valuation Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. Each such Committee operates pursuant to a charter approved by the Board and is chaired by an Independent Trustee. Each Independent Trustee is a member of the Trust's Governance Committee, Audit Committee and Valuation Committee.

(1) Governance Committee. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. The Governance Committee meets only as necessary and met four times during the Fund's most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee's consideration, which are set forth in the Trusts' Governance Committee Charter. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five calendar days nor more than seventy-five calendar days prior to the date of the Governance Committee meeting at which the nominee would be considered. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the "candidate"), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

The Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act ("Advisory Trustees"). An individual may be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be a "non-interested" Trustee under the 1940 Act and does not otherwise serve the Trust in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be an Advisory Trustee. Advisory Trustees shall perform solely advisory functions. Unless otherwise specified by the Committee or the Board, Advisory Trustees are invited to attend meetings of the Board and all committees of the Board. Advisory Trustees shall participate in meeting discussions but do not have a vote upon any matter presented to the Board or any committee of the Board, nor do they have any power or authority to act on behalf of or to bind the Board, any committee of the Board or the Trust. Advisory Trustees shall not have any responsibilities or be subject to any liabilities imposed upon Trustees by law or otherwise. Advisory Trustees shall be entitled, to the maximum extent permitted by law, to be indemnified by the Trust and shall be covered by any liability insurance coverage that extends to Trustees and officers of the Trust. Advisory Trustees shall be paid the same meeting fees payable to Trustees and shall have their expenses reimbursed in accordance with existing Board expense reimbursement policies. Advisory Trustees shall not receive any retainer fees.

(2) Audit Committee. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met seven times during the Fund's most recently completed fiscal year.  Judith M. Johnson serves as the chairperson of the Audit Committee.

(3) Valuation Committee. The Board has delegated to the Valuation Committee the authority to take any necessary or appropriate action and address any issues regarding the valuation of Fund portfolio securities under the Trust's valuation procedures, including determining the fair value of securities between Board regularly scheduled meetings in instances where that determination has not otherwise been delegated to the valuation team ("Management Valuation Team") of Funds Management. The Board considers for ratification at each quarterly meeting any valuation actions taken by the Valuation Committee or the Management Valuation Team during the previous quarter that require ratification. Any one member of the Valuation Committee may constitute a quorum for a meeting of the committee. The Valuation Committee did not meet during the Fund's most recently completed fiscal year.

Compensation. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ending January 31, 2012, the Trustees received the following compensation:

Trustee Compensation
Trustee	Aggregate Compensation From Each Fund	Total Compensation from the Fund Complex[1]
Peter G. Gordon	$2,018	$274,500
Isaiah Harris, Jr.	$1,676	$228,000
Judith M. Johnson	$1,871	$254,500
Leroy Keith, Jr.	$1,643	$223,500
David F. Larcker	$1,621	$220,500
Olivia S. Mitchell	$1,688	$229,500
Timothy J. Penny	$1,732	$235,500
Michael S. Scofield	$1,688	$229,500
Donald C. Willeke	$1,676	$228,000
1	Includes Trustee compensation received from other funds within the entire Fund Complex as of January 31, 2011 (consisting of 152 funds).

Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2011, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of the Funds' equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001- $50,000; $50,001-$100,000; and over $100,000.

Independent Trustees
Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Equity Securities of Fund Complex
Peter G. Gordon	California Municipal Money Market Fund	$0	Over $100,000
	Cash Investment Money Market Fund	$0
	Government Money Market Fund	$0
	Heritage Money Market Fund	$0
	Money Market Fund	$50,000-$100,000
	Municipal Cash Management Money Market Fund	$0
	Municipal Money Market Fund	$0
	National Tax-Free Money Market Fund	$0
	Prime Investment Money Market Fund	$0
	Treasury Plus Money Market Fund	$0
	100% Treasury Money Market Fund	$0
Isaiah Harris, Jr.	California Municipal Money Market Fund	$0	Over $100,000
	Cash Management Money Market Fund	$0
	Government Money Market Fund	$0
	Heritage Money Market Fund	$0
	Money Market Fund	$0
	Municipal Cash Management Money Market Fund	$0
	Municipal Money Market Fund	$0
	National Tax-Free Fund	$0
	Prime Investment Money Market Fund	$0
	Treasury Plus Money Market Fund	$10,001-$50,000
	100% Treasury Money Market Fund	$0
Judith M. Johnson	California Municipal Money Market Fund	$0	Over $100,000
	Cash Investment Money Market Fund	$0
	Government Money Market Fund	$0
	Heritage Money Market Fund	$0
	Money Market Fund	$0
	Municipal Cash Management Money Market Fund	$0
	Municipal Money Market Fund	$0
	National Tax-Free Money Market Fund	$0
	Prime Investment Money Market Fund	$0
	Treasury Plus Money Market Fund	$0
	100% Treasury Money Market Fund	$0
Leroy Keith. Jr.	California Municipal Money Market Fund	$0	$50,001-$100,000[1]
	Cash Investment Money Market Fund	$0
	Government Money Market Fund	$0
	Heritage Money Market Fund	$0
	Money Market Fund	$10,001-$50,000
	Municipal Cash Management Money Market Fund	$0
	Municipal Money Market Fund	$0
	National Tax-Free Money Market Fund	$0
	Prime Investment Money Market Fund	$0
	Treasury Plus Money Market Fund	$0
	100% Treasury Money Market Fund	$0
David F. Larcker	California Municipal Money Market Fund	$0	Over $100,000
	Cash Investment Money Market Fund	$0
	Government Money Market Fund	$0
	Heritage Money Market Fund	$0
	Money Market Fund	$0
	Municipal Cash Management Money Market Fund	$0
	Municipal Money Market Fund	$0
	Prime Investment Money Market Fund	$0
	Treasury Plus Money Market Fund	$1-$10,000
	100% Treasury Money Market Fund	$0
Olivia S. Mitchell	California Municipal Money Market Fund	$0	Over $100,000
	Cash Investment Money Market Fund	$0
	Government Money Market Fund	$0
	Heritage Money Market Fund	$0
	Money Market Fund	$0
	Municipal Cash Management Money Market Fund	$0
	Municipal Money Market Fund	$0
	Prime Investment Money Market Fund	$0
	Treasury Plus Money Market Fund	$0
	100% Treasury Money Market Fund	$0
Timothy J. Penny	California Municipal Money Market Fund	$0	Over $100,000
	Cash Investment Money Market Fund	$0
	Government Money Market Fund	$0
	Heritage Money Market Fund	$0
	Money Market Fund	$0
	Municipal Cash Management Money Market Fund	$0
	Municipal Money Market Fund	$0
	National Tax-Free Money Market Fund	$0
	Prime Investment Money Market Fund	$0
	Treasury Plus Money Market Fund	$0
	100% Treasury Money Market Fund	$0
Michael S. Scofield	California Municipal Money Market Fund	$0	Over $100,000
	Cash Investment Money Market Fund	$0
	Government Money Market Fund	$0
	Heritage Money Market Fund	$0
	Money Market Fund	$0
	Municipal Cash Management Money Market Fund	$0
	Municipal Money Market Fund	$0
	National Tax-Free Money Market Fund	$0
	Prime Investment Money Market Fund	$0
	Treasury Plus Money Market Fund	$0
	100% Treasury Money Market Fund	$0
Donald C. Willeke	California Municipal Money Market Fund	$0	Over $100,000
	Cash Investment Money Market Fund	$0
	Government Money Market Fund	$0
	Heritage Money Market Fund	$0
	Money Market Fund	$0
	Municipal Cash Management Money Market Fund	$0
	Municipal Money Market Fund	$0
	National Tax-Free Money Market Fund	$0
	Prime Investment Money Market Fund	$0
	Treasury Plus Money Market Fund	$0
	100% Treasury Money Market Fund	$0
1	Mr. Keith's total holdings in the Fund Complex were over $100,000 as of January 20, 2012.

Ownership of Securities of Certain Entities. As of the calendar year ended December 31, 2011, none of the Independent Trustees and/or their immediate family members owned securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Adviser

Wells Fargo Funds Management, LLC ("Funds Management"), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

Fund	Fee
California Municipal Money Market Fund	All asset levels	0.10%
Cash Investment Money Market Fund	All asset levels	0.10%
Government Money Market Fund	All asset levels	0.10%
Heritage Money Market Fund	All asset levels	0.10%
Money Market Fund	First $1 billion	0.30%
	Next $4 billion	0.275%
	Next $10 billion	0.25%
	Next $10 billion	0.225%
	Over $25 billion	0.20%
Municipal Cash Management Money Market Fund	All asset levels	0.10%
Municipal Money Market Fund	First $1 billion	0.30%
	Next $4 billion	0.275%
	Next $10 billion	0.25%
	Next $10 billion	0.225%
	Over $25 billion	0.20%
National Tax-Free Money Market Fund	All asset levels	0.10%
Prime Investment Money Market Fund	All asset levels	0.10%
Treasury Plus Money Market Fund	All asset levels	0.10%
100% Treasury Money Market Fund	First $1 billion	0.30%
	Next $4 billion	0.275%
	Next $10 billion	0.25%
	Next $10 billion	0.225%
	Over $25 billion	0.20%

Advisory Fees Paid. Below are the aggregate advisory fees paid by the Funds and the aggregate advisory fees waived by the investment adviser for the last three fiscal years. For the Municipal Money Market Fund and Municipal Cash Management Money Market Fund, amounts paid prior to July 12, 2010 were paid by the predecessor fund to its investment adviser.

Advisory Fees Paid
Fund/Fiscal Year or Period	Advisory Fees Paid	Advisory Fees Waived
January 31, 2012
California Municipal Money Market Fund	$0	$2,589,497
Cash Investment Money Market Fund	$5,188,994	$12,180,591
Government Money Market Fund	$0	$29,383,884
Heritage Money Market Fund	$20,999,019	$19,836,257
Money Market Fund	$0	$19,098,827
Municipal Cash Management Money Market Fund	$1,038,425	$2,225,263
National Tax-Free Money Market Fund	$0	$4,708,928
Prime Investment Money Market Fund	$552,493	$4,011,495
Treasury Plus Money Market Fund	$0	$10,602,819
100% Treasury Money Market Fund	$0	$27,833,345
January 31, 2011
California Municipal Money Market Fund[1]	$0	$4,104,932
Cash Investment Money Market Fund[1]	$5,904,414	$10,637,536
Government Money Market Fund[1]	$612,278	$23,880,552
Heritage Money Market Fund[1]	$19,293,325	$15,360,016
Money Market Fund[1]	$0	$20,211,976
Municipal Cash Management Money Market Fund[1]	$3,147,263	$1,648,631
National Tax-Free Money Market Fund[1]	$0	$4,373,168
Prime Investment Money Market Fund[1]	$3,907,058	$4,971,789
Treasury Plus Money Market Fund[1]	$0	$8,508,852
100% Treasury Money Market Fund[1]	$0	$20,914,445
February 28, 2010
California Municipal Money Market Fund	$0	$8,873,354
Cash Investment Money Market Fund	$7,971,292	$13,525,113
Government Money Market Fund	$0	$33,948,997
Heritage Money Market Fund	$9,682,256	$13,772,069
Money Market Fund	$0	$21,549,255
Municipal Cash Management Money Market Fund	$7,981,369	$0
National Tax-Free Money Market Fund	$0	$5,305,688
Prime Investment Money Market Fund	$5,072,649	$6,751,326
Treasury Plus Money Market Fund	$0	$8,158,338
100% Treasury Money Market Fund	$0	$18,591,325
1	For the eleven months ended January 31, 2011. Effective January 31, 2011, California Municipal Money Market Fund, Cash Investment Money Market Fund, Government Money Market Fund, Heritage Money Market Fund, Minnesota Money Market Fund, Money Market Fund, Municipal Cash Management Money Market Fund, National Tax-Free Money Market Fund, Prime Investment Money Market Fund, Treasury Plus Money Market Fund, and 100% Treasury Money Market Fund changed their fiscal year end from February 28 to January 31.

Advisory Fees Paid
Fund/Fiscal Year or Period	Advisory Fees Paid	Advisory Fees Waived
January 31, 2012
Municipal Money Market Fund	$0	$7,429,817
January 31, 2011
Municipal Money Market Fund	$0	$12,680,503
January 31, 2010
Municipal Money Market Fund	$12,825,812	$4,529,821

General. Each Fund's Advisory Agreement will continue in effect provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser

Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or the "Sub-Adviser"), an affiliate of Funds Management, to serve as investment sub-adviser to the Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

As compensation for its sub-advisory services to each Fund, Wells Capital Management is entitled to receive a monthly fee equal to an annual rate as shown in the table below, based on each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Sub-Adviser Fee	Fee
First $1B in assets	0.05%
Next $2B in assets	0.03%
Next $3B in assets	0.02%
Over $6B in assets	0.01%

Administrator

The Trust has retained Funds Management (the "Administrator"), the adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

	Fund-Level Administrator Fee		Class-Level Administrator Fee	Total Administrator Fee
Share Class	Average Daily Net Assets	% of Average Daily Net Assets	% of Average Daily Net Assets	Average Daily Net Assets	% of Average Daily Net Assets
Administrator Class	First $5 billion Next $5 billion Over $10 billion	0.05% 0.04% 0.03%	0.10%	First $5 billion Next $5 billion Over $10 billion	0.15% 0.14% 0.13%
Class A, Class B, Class C, Sweep Class and Daily Class	First $5 billion Next $5 billion Over $10 billion	0.05% 0.04% 0.03%	0.22%	First $5 billion Next $5 billion Over $10 billion	0.27% 0.26% 0.25%
Institutional Class	First $5 billion Next $5 billion Over $10 billion	0.05% 0.04% 0.03%	0.08%	First $5 billion Next $5 billion Over $10 billion	0.13% 0.12% 0.11%
Investor Class	First $5 billion Next $5 billion Over $10 billion	0.05% 0.04% 0.03%	0.25%	First $5 billion Next $5 billion Over $10 billion	0.30% 0.29% 0.28%
Service Class	First $5 billion Next $5 billion Over $10 billion	0.05% 0.04% 0.03%	0.12%	First $5 billion Next $5 billion Over $10 billion	0.17% 0.16% 0.15%
Select Class	First $5 billion Next $5 billion Over $10 billion	0.05% 0.04% 0.03%	0.04%	First $5 billion Next $5 billion Over $10 billion	0.09% 0.08% 0.07%

Administrative Fees Paid. For the fiscal years or periods shown in the table below, the Funds paid the following administrative fees indicated. For the Municipal Money Market Fund and Municipal Cash Management Money Market Fund, amounts paid prior to July 12, 2010 were paid by the predecessor fund to its administrator.

Administration Service Fees Paid
Fund/Fiscal Year or Period	Administrative Service Fees Paid	Administrative Service Fees Waived
January 31, 2012
California Municipal Money Market Fund	$0	$5,612,816
Cash Investment Money Market Fund	$18,938,486	$0
Government Money Market Fund	$15,421,427	$22,338,059
Heritage Money Market Fund	$36,933,808	$0
Money Market Fund	$0	$18,499,337
Municipal Cash Management Money Market Fund	$4,362,062	$0
National Tax-Free Money Market Fund	$1,671,327	$6,245,890
Prime Investment Money Market Fund	$6,253,090	$0
Treasury Plus Money Market Fund	$0	$16,584,863
100% Treasury Money Market Fund	$0	$17,457,680
January 31, 2011
California Municipal Money Market Fund[1]	$1,443,870	$4,513,675
Cash Investment Money Market Fund[1]	$19,151,907	$0
Government Money Market Fund[1]	$32,194,866	$0
Heritage Money Market Fund[1]	$30,965,404	$0
Money Market Fund[1]	$0	$19,935,408
Municipal Cash Management Money Market Fund[1]	$4,454,090	$0
National Tax-Free Money Market Fund[1]	$5,914,825	$1,453,705
Prime Investment Money Market Fund[1]	$11,514,162	$0
Treasury Plus Money Market Fund[1]	$6,361,502	$7,306,571
100% Treasury Money Market Fund[1]	$0	$13,151,408
February 28, 2010
California Municipal Money Market Fund	$3,665,791	$3,815,963
Cash Investment Money Market Fund	$25,372,712	$0
Government Money Market Fund	$41,814,471	$664,800
Heritage Money Market Fund	$22,045,000	$0
Money Market Fund	$13,046,782	$8,124,628
Municipal Cash Management Money Market Fund	$4,353,474	$0
National Tax-Free Money Market Fund	$7,735,521	$1,340,668
Prime Investment Money Market Fund	$15,085,093	$0
Wells Fargo Advantage Treasury Plus Money Market Fund	$2,965,424	$10,476,393
100% Treasury Money Market Fund	$0	$11,704,169
1	For the eleven months ended January 31, 2011. Effective January 31, 2011, California Municipal Money Market Fund, Cash Investment Money Market Fund, Government Money Market Fund, Heritage Money Market Fund, Minnesota Money Market Fund, Money Market Fund, Municipal Cash Management Money Market Fund, National Tax-Free Money Market Fund, Prime Investment Money Market Fund, Treasury Plus Money Market Fund, and 100% Treasury Money Market Fund changed their fiscal year end from February 28 to January 31.

Administration Service Fees Paid
Fund/Fiscal Year or Period	Administrative Service Fees Paid	Administrative Service Fees Waived
January 31, 2012
Municipal Money Market Fund	$0	$6,929,703
January 31, 2011
Municipal Money Market Fund	$0	$6,700,432
January 31, 2010
Municipal Money Market Fund	$2,593,385	$0

Distributor

Wells Fargo Funds Distributor, LLC ("Funds Distributor"), an affiliate of Funds Management located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

The California Municipal Money Market Fund, Government Money Market Fund, Municipal Money Market Fund, National Tax-Free Money Market Fund, Treasury Plus Money Market Fund and 100% Treasury Money Market Fund, for their Sweep Class shares, and the Money Market Fund, for its Class B, Class C and Daily Class shares, have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Money Market Fund pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to the class as compensation for distribution-related services or as reimbursement for distribution-related expenses, and the Daily Share class of the Money Market Fund pays the Distributor, on a monthly basis, an annual fee of 0.25% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. The Sweep Class shares of the California Municipal Money Market, Government Money Market, Municipal Money Market Fund, National Tax-Free Money Market Fund, Treasury Plus Money Market Fund and 100% Treasury Money Market Fund pay the Distributor, on a monthly basis, an annual fee of 0.35% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by these Funds and classes is determined, within such limits, from time to time  by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules. The Distributor's distribution-related revenues from the Plan may be more or less than distribution-related expenses incurred during the period. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

DISTRIBUTION FEES

For the fiscal year ended January 31, 2012, the Funds paid the Distributor the following fees for distribution-related services.

Distribution Fees
Fund	Total	Compensation to Underwriters	Compensation to Broker/Dealers	Other
California Municipal Money Market Fund
Sweep	$939,272	$730,814	$208,458	$0
Government Money Market Fund
Sweep	$404,141	$366,407	$37,734	$0
Money Market Fund
Class B	$3,374,442	$2,766,500	$607,942	$0
Class C	$143,044	$79,544	$63,500	$0
Daily	$4,157,241	$1,776,283	$2,380,958	$0
Municipal Money Market Fund
Sweep	$7,507,430	$4,722,589	$2,784,841	$0
National Tax-Free Money Market Fund
Sweep	$1,160,919	$1,136,732	$24,187	$0
Treasury Plus Money Market Fund
Sweep	$223,819	$215,284	$8,535	$0
100% Treasury Money Market Fund
Sweep	$757,016	$750,177	$6,839	$0

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Independent Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Independent Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Independent Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Independent Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Independent Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled from each applicable Fund a fee up to the fees listed below on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown below. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Board and provide that a Fund shall not be obligated to make any payments under such Plan or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

Fund	Fee
California Money Market Fund
Administrator Class	0.10%
Class A	0.25%
Service Class	0.25%
Sweep Class	0.25%
Cash Investment Money Market Fund
Administrator Class	0.10%
Service Class	0.25%
Government Money Market Fund
Administrator Class	0.10%
Class A	0.25%
Service Class	0.25%
Sweep Class	0.25%
Heritage Money Market Fund
Administrator Class	0.10%
Service Class	0.25%
Money Market Fund
Class A	0.25%
Class B	0.25%
Class C	0.25%
Investor Class	0.25%
Daily Class	0.25%
Service Class	0.25%
Municipal Cash Management Money Market Fund
Administrator Class	0.10%
Service Class	0.25%
Municipal Money Market Fund
Class A	0.25%
Investor Class	0.25%
Service Class	0.25%
Sweep Class	0.25%
National Tax-Free Money Market Fund
Administrator Class	0.10%
Class A	0.25%
Service Class	0.25%
Sweep Class	0.25%
Prime Investment Money Market Fund
Service Class	0.25%
Treasury Plus Money Market Fund
Administrator Class	0.10%
Class A	0.25%
Service Class	0.25%
Sweep Class	0.25%
100% Treasury Money Market Fund
Administrator Class	0.10%
Class A	0.25%
Service Class	0.25%
Sweep Class	0.25%

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian and Fund Accountant

State Street Bank and Trust Company ("State Street"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as Custodian and fund accountant for the Fund. As Custodian, State Street, among other things, maintains a custody account or accounts in the name of the Fund, handles the receipt and delivery of securities, selects and monitors foreign sub custodians as the Fund's global custody manager, determines income and collects interest on the Fund's investments and maintains certain books and records. As fund accountant, State Street is responsible for calculating the Fund's daily net asset value per share and for maintaining its portfolio and general accounting records. For its services, State Street is entitled to receive certain transaction fees, asset-based fees and out-of-pocket costs.

Transfer and Distribution Disbursing Agent

Boston Financial Data Services, Inc. ("BFDS"), located at Two Thousand Crown Colony Drive, Quincy, Massachusetts 02169, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

For the fiscal years or periods listed below, the aggregate amounts of underwriting commissions paid to and retained by the Funds' Distributor are as follows. Amounts paid by the Municipal Money Market Fund and Municipal Cash Management Money Market Fund prior to January 4, 2010 were paid to the predecessor funds' former distributor.

Underwriting Commissions Paid
Fund/Fiscal Year or Period	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
January 31, 2012
California Municipal Money Market Fund	$0	$0
Cash Investment Money Market Fund	$0	$0
Government Money Market Fund	$0	$0
Heritage Money Market Fund	$0	$0
Money Market Fund	$31,580	$5,122
Municipal Cash Management Money Market Fund	$0	$0
National Tax-Free Money Market Fund	$0	$0
Prime Investment Money Market Fund	$0	$0
Treasury Plus Money Market Fund	$0	$0
100% Treasury Money Market Fund	$0	$0
January 31, 2011
California Municipal Money Market Fund[1]	$0	$0
Cash Investment Money Market Fund[1]	$0	$0
Government Money Market Fund[1]	$0	$0
Heritage Money Market Fund[1]	$0	$0
Money Market Fund[1]	$12,759	$2,704
Municipal Cash Management Money Market Fund[1]	$0	$0
National Tax-Free Money Market Fund[1]	$0	$0
Prime Investment Money Market Fund[1]	$0	$0
Treasury Plus Money Market Fund[1]	$0	$0
100% Treasury Money Market Fund[1]	$0	$0
February 28, 2010
California Municipal Money Market Fund	$0	$0
Cash Investment Money Market Fund	$0	$0
Government Money Market Fund	$0	$0
Heritage Money Market Fund	$0	$0
Minnesota Money Market Fund	$0	$0
Money Market Fund	$10,759	$2,224
Municipal Cash Management Money Market Fund	$0	$0
National Tax-Free Money Market Fund	$0	$0
Prime Investment Money Market Fund	$0	$0
Treasury Plus Money Market Fund	$0	$0
100% Treasury Money Market Fund	$0	$0
1	For the eleven months ended January 31, 2011. Effective January 31, 2011, California Municipal Money Market Fund, Cash Investment Money Market Fund, Government Money Market Fund, Heritage Money Market Fund, Minnesota Money Market Fund, Money Market Fund, Municipal Cash Management Money Market Fund, National Tax-Free Money Market Fund, Prime Investment Money Market Fund, Treasury Plus Money Market Fund, and 100% Treasury Money Market Fund changed their fiscal year end from February 28 to January 31.

Underwriting Commissions Paid
Fund/Fiscal Year or Period	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
January 31, 2012
Municipal Money Market Fund	$0	$0
January 31, 2011
Municipal Money Market Fund	$0	$0
January 31, 2010
Municipal Money Market Fund	$0	$0

Code of Ethics

The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

We determine the NAV of each Fund's shares each business day. We determine the NAV by subtracting a Fund Class'
 liabilities from its total assets. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds' shares.

Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less, maintain a dollar-weighted average portfolio final maturity of 120 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments or instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a NAV per share by using available market quotations. It is the intention of the Funds to maintain a per share NAV of $1.00, but there can be no assurance that each Fund will do so.

Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). However, the Funds may elect to remain open following an early close of the NYSE or to remain open on days when the Federal Reserve is open and the NYSE is closed, and on days when the NYSE is closed and the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets remain open. Likewise, the Funds may elect to close or close early  on days that SIFMA recommends that the securities markets close or close early. The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday. The Federal Reserve is closed on all days listed above (except Good Friday), as well as Columbus Day and Veterans Day.

Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectuses.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. All shareholders with an existing Wells Fargo Advantage Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at wellsfargoadvantagefunds.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Extraordinary Circumstances Affecting Redemptions. Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day or for longer than seven days for each Fund. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

Waiver of Minimum Initial Investment Amount for Investor Class Shares for Eligible Investors. An eligible investor (as defined below) may purchase Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

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Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

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Family members, as defined in the prospectus, of any of the above.

Minimum Initial Investment Waivers for Institutional, Service, and Administrator Class shares. Upon approval by Funds Management, the minimum initial investment amounts for Institutional, Service, and Administrator Class shares of Wells Fargo Advantage money market funds may be waived or satisfied for purchases made under the following circumstances:

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Money market trading platforms and employee benefit plan programs that have plan assets of at least $10 million for Administrator Class shares and $100 million for Institutional Class shares.

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Money Market trading platforms or employee benefit plan programs may invest in Service Class shares without a minimum restriction.

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Former Strong money market fund shareholders who received shares of a Wells Fargo Advantage money market fund as a result of the reorganization of the Strong Funds into the Wells Fargo Advantage Funds and whose Wells Fargo Advantage money market fund account record remains active on the Fund's transfer agency system. An account remains on the transfer agency system indefinitely if a balance is maintained or for a period of at least six months for zero-balance accounts.

Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional, Service, Administrator, and Select Class shares. The following are examples of relationships that may qualify for aggregation:

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Related business entities, including; i) Corporations and their subsidiaries; ii) General and limited partners; and iii) Other business entities under common ownership or control.

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Shareholder accounts that share a common tax-id number.

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Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

All of the minimum initial investment waivers listed above may be modified or discontinued at any time.

Waiver of Minimum Initial and Subsequent Investment Amounts for All Shares Classes for Special Operational Accounts. Shares of any and all share classes of the Wells Fargo Advantage Funds may be acquired in special operational accounts (as defined below) without meeting the applicable minimum initial or subsequent investment amounts. Special operational accounts are designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions.

Investors Eligible to Purchase Closed Funds. The Service Class of the Heritage Money Market Fund and the Institutional Class of the Municipal Money Market Fund, (each a "Closed Fund"), are closed to new investors, except in connection with the closing of a reorganization. You may continue to purchase shares of a Closed Fund if:

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You are an existing shareholder of the Closed Fund (either directly or through a financial intermediary) and you wish to:

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add to your existing account through the purchase of additional shares of the Closed Fund, including the reinvestment of dividends and cash distributions from shares owned in the Closed Fund; or

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or open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in the Closed Fund through an omnibus account are not permitted to purchase shares of the Closed Fund on behalf of clients that do not currently own shares of the Closed Fund.

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You are the beneficiary of shares of the Closed Fund (i.e., through an IRA or transfer on death account) or are the recipient of shares of the Closed Fund through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Fund.

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You are a participant in a qualified defined contribution plan or 457 plan that invests in the Closed Fund. Each such plan may open up new participant accounts within the Plan. In addition, rollovers from a plan can be used to open new accounts in the Closed Fund.

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You sponsor a retirement plan or benefit plan that currently offers the Closed Fund as an investment option. The sponsor may offer the Closed Fund as an investment option in other retirement or benefit plans offered by the same company, its subsidiaries and affiliates.

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You are a separately managed account client (either presently or within the last 60 days) of one of the Funds' subadvisers in a similar style as that of the Closed Fund.

Additional investments will not be accepted in a Closed Fund unless the investment falls within one of the above referenced categories. If you believe you are eligible to purchase shares of a Closed Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into a Closed Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Fund.

Additional Information Regarding How to Exchange Shares. Same-fund exchanges between Class A, Class C, Investor Class, Administrator Class and Institutional Class shares are permitted subject to the following conditions:

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Exchanges out of Class A and Class C shares would not be allowed if shares are subject to a CDSC;

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In order for exchanges into Class A shares, the shareholder must be able to qualify to purchase Class A shares at net asset value based on current prospectus guidelines; and

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The shareholder must meet the eligibility guidelines of the class being purchased in the exchange.

Additional Information Regarding Frequent Purchases and Redemptions of Fund Shares. In addition to the exceptions to each Fund's policy with respect to frequent purchases and redemptions of fund shares as outlined in each Fund's prospectus, the policy also does not apply to permitted exchanges between share classes of the same Fund.

Compensation to Dealers and Shareholder Servicing Agents. Set forth below is a list of the member firms of FINRA to which the Adviser, the Funds' Distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2010 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectuses under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2010, are not reflected:

FINRA member firms

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ADP Broker-Dealer, Inc.

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A. G. Edwards & Sons, Inc.

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Ameriprise Financial Services, Inc.

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Barclays Capital, Inc.

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BNY Mellon Capital Markets, LLC

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Boenning & Scattergood, Inc.

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Brown Brothers Harriman & Co.

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Charles Schwab & Co., Inc.

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Citigroup Global Markets, Inc.

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DWS Investments Distributors, Inc.

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Edward D. Jones & Co., L.P.

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Fidelity Brokerage Services LLC

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Goldman, Sachs & Co.

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GPC Securities, Inc.

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GWFS Equities, Inc.

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Hartford Securities Distribution Company, Inc.

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H.D. Vest Investment Securities, Inc.

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Hewitt Financial Services, LLC

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GunnAllen Financial, Inc.

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Hartford Securities Distribution Company, Inc.

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H.D. Vest Investment Services

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Hewitt Financial Services, LLC

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Hightower Securities, LLC

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ING Investment Advisors LLC

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Janney Montgomery Scott LLC

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J. P. Morgan Securities Inc.

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Lazard Capital Markets LLC

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Lincoln Investment Planning, Inc.

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LPL Financial LLC

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Merrill Lynch, Pierce, Fenner & Smith, Inc.

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Merriman Capital, Inc.

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Mid Atlantic Capital Corporation

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Morgan Stanley DW Inc.

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MSCS Financial Services, LLC

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Nationwide Investment Services, Corp.

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Oppenheimer & Co. Inc.

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Pershing, LLC

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PNC Capital Markets LLC

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Prudential Investment Management Services, LLC

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Raymond James & Associates, Inc.

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RBC Capital Markets, LLC

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Robert W. Baird & Co.

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Ross, Sinclaire & Associates, LLC

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Securities America, Inc.

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Security Distributors, Inc.

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State Street Global Markets, LLC

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Stifel, Nicolaus & Company, Incorporated

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Sun Life Financial Distributors, Inc.

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TD Ameritrade, Inc

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Treasury Curve, LLC

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UBS Financial Services, Inc.

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VALIC Financial Advisors, Inc.

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Wells Fargo Advisors, LLC

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Wells Fargo Securities, LLC

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Wells Fargo Investments

In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' Distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Adviser is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. The Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts.

In placing orders for portfolio securities of the Fund, the Fund's Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of the Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.

The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a sub-adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Brokerage Commissions. For the three previous fiscal years or periods, the Funds did not pay any brokerage commissions and did not direct brokerage transactions to a broker for research services.

Securities of Regular Broker-Dealers. The Funds are required to identify any securities of their "regular brokers or dealers" (as defined under the 1940 Act) or of their parents that the each Fund may hold at the close of its most recent fiscal year. The following table lists the value of each Fund's holdings in the securities of its regular brokers or dealers, or their parent companies, as of January 31, 2012.

Regular Broker Dealers
Fund	Regular Broker or Dealer	Value
Cash Investment Money Market Fund	Barclays Bank plc	$49,000,000
	Citigroup Funding Incorporated	$25,076,992
	Societe Generale	$100,000,000
	Bank of America	$106,750,086
	JPMorgan Chase & Company	$177,039,834
	Deutsche Bank Securities	$107,050,000
	BNP Paribas Securities Corporation	$25,000,000
Government Money Market Fund	Barclays Capital Incorporated	$1,593,450,000
	Citigroup Funding Incorporated	$1,440,848,200
	Societe Generale	$1,460,000,000
	Deutsche Bank Securities	$1,000,000,000
	Goldman Sachs & Company	$1,270,007,315
	JPMorgan Chase & Company	$1,408,134,267
	RBS Securities Incorporated	$1,000,000,000
	BNP Paribas Securities	$1,000,000,000
	Bank of America Corporation	$1,182,937,065
	UBS Securities LLC	$860,000,000
	Morgan Stanley	$261,895,222
	Credit Suisse Securities	$400,000,000
	RBC Capital Markets	$1,000,000,000
	Merrill Pierce Fenner Smith Incorporated	$1,225,000,000
Heritage Money Market Fund	JPMorgan Chase & Company	$789,350,842
	Societe Generale	$839,000,000
	Deutsche Bank Securities	$17,200,000
	Barclays Capital Incorporated	$101,000,000
	Citigroup Funding Incorporated	$203,316,656
	Bank of America	$243,391,383
Money Market Fund	Barclays Bank plc	$17,000,000
	Citigroup Funding Incorporated	$26,043,900
	BNP Paribas Securities Corporation	$104,000,000
	JPMorgan Chase & Company	$142,450,953
	Bank of America Corporation	$40,417,291
	Societe Generale	$171,000,000
Prime Investment Money Market Fund	JPMorgan Chase & Company	$105,223,539
	Deutsche Bank Securities	$75,750,000
	Societe Generale	$136,000,000
	Barclays Bank plc	$6,000,000
	Citigroup Funding Incorporated	$7,021,558
	BNP Paribas Securities Corporation	$52,000,000
	Bank of America Corporation	$27,282,660
Treasury Plus Money Market Fund	Barclays Bank plc	$1,106,550,000
	Societe Generale	$1,000,000,000
	Credit Suisse Securities	$1,000,000,000
	UBS Securities LLC	$300,000,000
	BNP Paribas Securities Corporation	$1,000,000,000
	Deutsche Bank Securities	$875,000,000
	Morgan Stanley & Company	$150,000,000
	Merrill Pierce Fenner Smith Incorporated	$125,000,000
	Goldman Sachs & Company	$100,000,000

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against the Fund's assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

U.S. FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." Each Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.
A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.
The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.
Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.
In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.
Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, described below.
In addition, with respect to each taxable year, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long- term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.
Moreover, the Funds may retain for investment all or a portion of their net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
If, for any taxable year, a Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.
Equalization Accounting. Each Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization method used by a Fund, and thus a Fund's use of this method may be subject to IRS scrutiny.
Capital Loss Carry-Forwards. For net capital losses realized in taxable years beginning before January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund's net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund's next taxable year and the excess of a Fund's net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gain. The Funds cannot carry back or carry forward any net operating losses.
As of a Fund's most recent fiscal year end, the Fund had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes, expiring in the year indicated:

Fund	Year Expires	Capital Loss Carryforwards
Cash Investment Money Market Fund	2018	$3,788,486
Heritage Money Market Fund	2017	$8,706,341
Money Market Fund	2017	$3,959,065
	2019	$408,286
Treasury Plus Money Market Fund	2013	$2,176,255
	2017	$19,571

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.
Excise Tax. If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).
Investment through Master Portfolio. A Fund that invests its assets through one or more master portfolios will seek to continue to qualify as a RIC. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and U.S. Treasury regulations, in determining such investor's U.S. federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio intends to manage its assets, income and distributions in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.
Taxation of Investments. In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.
If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes "payment-in-kind" or "PIK" bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if a Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.
Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark-to-market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.
Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency- denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future U.S. Treasury regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.
Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
In addition, a Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of IRS revenue rulings that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.
A Fund may invest in real estate investment trusts ("REITs"). Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.
A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") or in other interests that may be treated as taxable mortgage pools ("TMPs") for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as investment retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

"Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.
A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.
In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.
Taxation of Distributions. Except for exempt-interest dividends (defined below) paid out by "Tax-Free Funds", distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits, from time to time.
For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund's taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. The Fund must make certain distributions in order to qualify as a Regulated Investment Company, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient's basis in its shares.
Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.
If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.
If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.
In addition, if a shareholder of a Tax-Free Fund holds such Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. Such a loss will also not be disallowed where the loss is incurred with respect to shares of a Fund that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net-tax exempt interest and distributes such dividends on a monthly, or more frequent, basis. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this filing.
Foreign Taxes. Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, even if a Fund qualifies for the election for any year, it may not make the election for such year. If a Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. If a Fund does elect to "pass through" its foreign taxes paid in a taxable year, the Fund will furnish a written statement to its shareholders reporting such shareholders proportionate share of the Funds' foreign taxes paid.
Even if a Fund qualifies for the election, foreign income and similar taxes will only pass through to the Fund's shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Fund distributions corresponding with the pass through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. A Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund's dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.
In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.
U.S. Federal Income Tax Rates. Noncorporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 35% on ordinary income and 15% on long-term capital gain for taxable years beginning on or before December 31, 2012.
In general, for taxable years beginning before January 1, 2013, "qualified dividend income" realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. After this date, all dividend income generally will be taxed at the same rate as ordinary income. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners. Income and bond Funds typically do not distribute significant amounts of "qualified dividend income" eligible for reductions in individual U.S. federal income tax rates applicable to certain dividend income.
The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from an Income Fund generally will not qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends. Distributions from an Equity Fund may qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various "sunset" provisions of U.S. federal income tax laws.
Under recently enacted legislation, for taxable years beginning after December 31, 2012, noncorporate Fund shareholders generally will be subject to a 3.8% tax on their "net investment income," which ordinarily includes taxable distributions received from the Funds and taxable gain on the disposition of Fund shares.
For taxable years beginning after December 31, 2012, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds of sales in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Funds will not pay any additional amounts in respect to any amounts withheld.

Backup Withholding. A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.
Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

Foreign Shareholders. For purposes of this discussion, "foreign shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.
Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non- refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, with respect to certain distributions made to foreign shareholders in taxable years beginning before January 1, 2013, no withholding will be required and the distributions generally will not be subject to U.S. federal income tax if (i) the distributions are reported as "interest related dividends" or "short term capital gain dividends" in a written statement furnished to shareholders (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given that a Fund would designate any of its distributions as interest related dividends or short term capital gain dividends, even if it is permitted to do so. In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Capital gains dividends and gains recognized by a foreign shareholder on the redemption of Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied. Tax-exempt dividends (described below) paid by a Tax-Free Fund to a foreign shareholders also should be exempt from U.S. federal income tax withholding.
With respect to payments made after December 31, 2012, a withholding tax of 30% will be imposed on dividends from, and the gross proceeds of a disposition of, Fund shares paid to certain foreign entities unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisors regarding the implications of this legislation on their investment in a Fund.
Before investing in a Fund's shares, a prospective foreign shareholder should consult with its own tax advisors, including whether the shareholder's investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans. Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. However, shares of a Tax-Free Fund may not be suitable for tax-deferred, retirement and other tax-advantaged plans and accounts, since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the tax-exempt status of certain distributions from the Tax-Free Fund (discussed below). Such distributions may ultimately be taxable to the beneficiaries when distributed to them. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.
Tax-Exempt Shareholders. Shares of a Tax-Free Fund may not be suitable for tax-exempt shareholders since such shareholders generally would not benefit from the tax-exempt status of distributions from the Tax-Free Funds (discussed below). Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.
Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.
Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Additional Considerations for the Tax-Free Funds. If at least 50% of the value of a Fund's total assets at the close of each quarter of its taxable years consists of debt obligations that generate interest exempt from U.S. federal income tax under Section 103 of the Internal Revenue Code, then the Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying exempt-interest dividends. The Tax-Free Funds intend to so qualify and are designed to provide shareholders with income exempt from U.S. federal income tax in the form of exempt-interest dividends. "Exempt-interest dividends" are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders.
Each Tax-Free Fund will report to its shareholders the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Internal Revenue Code received by a Tax-Free Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Internal Revenue Code. Interest on indebtedness incurred to purchase or carry shares of the Tax-Free Funds will not be deductible to the extent that the Tax-Free Funds' distributions are exempt from U.S. federal income tax. In addition, an investment in a Tax-Free Fund may result in liability for U.S. federal alternative minimum tax ("AMT"). Certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating the U.S. federal AMT. Tax preference items include tax-exempt interest on certain "private activity bonds." To the extent a Tax-Free Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund's distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Free Fund.

Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Free Fund's expenses in computing their U.S. federal AMT. In addition, exempt-interest dividends paid by a Tax-Free Fund to a corporate shareholder are included in the shareholder's "adjusted current earnings" as part of its U.S. federal AMT calculation, and may also affect its U.S. federal "environmental tax" liability. As of the date of this filing, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations are subject to the U.S. federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult own their own tax advisers.
The IRS is paying increased attention to whether debt obligations intended to produce interest exempt from U.S. federal income tax in fact meet the requirements for such exemption. Ordinarily, the Tax-Free Funds rely on opinions from the issuer's bond counsel that interest on the issuer's debt obligation will be exempt from U.S. federal income tax. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the debt obligation to be taxable and could jeopardize a Tax-Free Fund's ability to pay any exempt-interest dividends. Similar challenges may occur as to state-specific exemptions.
A shareholder who receives Social Security or railroad retirement benefits should consult the shareholder's own tax adviser to determine what effect, if any, an investment in a Tax-Free Fund may have on the U.S. federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.
Distributions of a Tax-Free Fund's income other than exempt-interest dividends generally will be taxable to shareholders. Gains realized by a Tax-Free Fund on the sale or exchange of investments that generate tax-exempt income will also be taxable to shareholders.
Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes. You should consult your own tax advisor to discuss the tax consequences of your investment in a Tax-Free Fund.
Legislative Proposals. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Funds and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.

Additional Considerations for the California Limited-Term Tax Free Fund and the California Municipal Money Market Fund (each a "California Fund"). If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a Fund consists of obligations the interest on which, if held by an individual, is exempt from income taxation by California ("California Exempt Securities"), then the RIC will be qualified to make distributions that are exempt from California individual income tax ("California exempt-interest distributions"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. possession obligations. The California Fund intends to qualify under the above requirements so that they can pay California exempt-interest distributions.
Within sixty days after the close of its taxable year, the California Fund will notify its shareholders of the portion of the distributions made by the Fund that is exempt from California individual income tax. The total amount of California exempt-interest distributions paid by the California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California individual income tax law.
In cases where a shareholder of the California Fund is a "substantial user" or "related person" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisors to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to "substantial users" are applicable for California income tax purposes. Interest on indebtedness incurred by a shareholder in a taxable year to purchase or carry shares of the California Fund is not deductible for California individual income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for that taxable year.
The foregoing is only a summary of some of the important California individual income tax considerations generally affecting the California Fund and its shareholders. No attempt is made to present a detailed explanation of the California income tax treatment of the California Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California individual income tax purposes only. Any distributions paid to shareholders subject to California franchise tax or California corporate income tax may be taxable for such purposes. Accordingly, investors in the California Fund, including, in particular, corporate investors that may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisers with respect to the application of such taxes to the receipt of the California Fund's distributions and as to their own California tax situation, in general.

Cost Basis Reporting

The Emergency Economic Stabilization Act of 2008 and provisions from the Energy Improvement and Extension Act of 2008 require each Fund or its delegate to report cost basis information to shareholders and the Internal Revenue Service for 1099-B reportable redemptions of covered Fund shares acquired on or after January 1, 2012. Shares purchased on or after January 1, 2012 are generally treated as covered shares. Shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares.

Fund shareholders should consult their tax advisors to obtain more information about how the new cost basis rules apply to them and determine which cost basis method allowed by the Internal Revenue Service is best for their tax situation. Methods allowed by the IRS include, but are not limited to:

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Average Cost. The cost per share is determined by dividing the aggregate cost amount by the total shares in the account. The basis of the shares redeemed is determined by multiplying the shares redeemed by the cost per share. Starting in 2012, accounts may maintain two separate average costs: one average for covered shares and a separate average for noncovered shares. Under the Average Cost method, noncovered shares are generally depleted first.

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First in first out (FIFO). Shares acquired first in the shareholder's account are the first shares depleted and determine the shareholder's cost basis. The basis of the shares redeemed is determined by the adjusted purchase price of each date the shares were acquired.

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Specific Identification. A shareholder selects the shares to be redeemed from any of the purchase lots that still have shares remaining. The basis of the shares redeemed is determined by the adjusted purchase price of each date the shares were acquired.

In the absence of a shareholder method election, the Fund will apply its default method, Average Cost. If the Average Cost method is applied either by default or at the shareholder's election, the shareholder's ability to change such election once a sale occurs will be limited under the IRS rules. After an election has been made, but before a disposition of shares occurs, a shareholder may make a retroactive change to an alternate method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. At any time, a shareholder may designate a new election for future purchases.

Redemptions of noncovered shares (shares acquired prior to January 1, 2012) will continue to be reported using the Average Cost method, if available, and will not be reported to the IRS.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures ("Proxy Voting Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Proxy Voting Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Proxy Voting Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Proxy Voting Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. To the extent the guidelines do not address a proxy voting proposal, Funds Management will vote pursuant to the proxy voting agent's current U.S. and International proxy voting guidelines. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently in the same matter when securities of an issuer are held by multiple Funds of the Trusts.

The Proxy Voting Procedures set forth Funds Management's general position on various proposals, such as:

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Routine Items – Funds Management will generally vote for uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

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Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

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Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

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Mergers/Acquisitions and Corporate Restructurings – Funds Management's Proxy Committee will examine these items on a case-by-case basis.

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Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

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Capital Structure Changes - Funds Management will follow the proxy voting agent's capital structure model in evaluating requested increases in authorized common stock. In addition, even if capital requests of less than or equal to 300% of outstanding shares fail the calculated allowable cap, Funds Management will vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

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Executive and Director Compensation Plans - Funds Management will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having high payout sensitivity to increases in shareholder value.

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Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation - Funds Management will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits. Funds Management will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Funds Management will generally vote against proposals that seek to limit executive and director pay.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, sub-advisers, company managements and shareholder groups as part of its decision-making process.
In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a subadviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Proxy Voting Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.
While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.
As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.
Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at wellsfargoadvantagefunds.com or by accessing the SEC's Web site at sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

I. Scope of Policies and Procedures. The following policies and procedures (the "Portfolio Holdings Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust"), Wells Fargo Variable Trust ("Variable Trust") and Asset Allocation Trust (each of Funds Trust, Master Trust, Variable Trust and Asset Allocation Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Portfolio Holdings Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Portfolio Holdings Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust, Variable Trust and Asset Allocation Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

A. Complete Holdings. The complete portfolio holdings for each Fund (except for money market funds and funds that operate as fund of funds) shall be made publicly available on the Funds' website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a 1-day delayed basis. In addition to the foregoing, each money market Fund shall post on its website, for a period of not less than six months, beginning no later than the fifth business day of the month, a schedule of its investments, as of the last business day of the prior month, that includes the information required by rule 2a-7(c)(12) under the Investment Company Act of 1940. The categories of information included on the website may differ slightly from what is included in the Funds' Statement of Investments.

B. Top Ten Holdings. Top ten holdings information (excluding derivative positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

C. Fund of Funds Structure.
 1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
 2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.
 3. For purposes of the foregoing provisions in III.C.1-2, any Fund that invests substantially all of its assets in Asset Allocation Trust shall not treat such investment as a portfolio holding and shall look through to the underlying funds held by Asset Allocation Trust.

Furthermore, as required by the SEC each Fund shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter. In addition, each money market Fund is required to file with the SEC by the fifth business day of each month, a report on Form N-MFP of portfolio holdings that is current as of the last business day of the previous month; the SEC makes each Form N-MFP publicly available on a delayed basis (presently 60 days after the end of the month to which the information in the report relates).

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A. Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities. A new Fund sub-adviser may periodically receive full portfolio holdings information for such Fund from the date of Board approval through the date upon which they take over day-to-day investment management activities. Such disclosure will be subject to confidential treatment.

B. Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C. Funds Management/Wells Fargo Funds Distributor, LLC.
 1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PNC's Datapath system.
 2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.
 3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

D. External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such subadviser provides advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") to assist with proxy voting and B share financing, respectively. ISS may receive full Fund portfolio holdings on a weekly basis for the Funds for which it provides services.

E. Rating Agencies. Nationally Recognized Statistical Ratings Organizations ("NRSROs") may receive full Fund holdings for rating purposes.

F. Reorganizations. Entities hired as trading advisors that assist with the analysis and trading associated with transitioning portfolios may receive full portfolio holdings of both the target fund and the acquiring fund. In addition, the portfolio managers of the target fund and acquiring fund may receive full portfolio holdings of the acquiring fund and target fund, respectively, in order to assist with aligning the portfolios prior to the closing date of the reorganization.

G. Investment Company Institute. The Investment Company Institute may receive information about full money market Fund holdings concurrently at the time each money market Fund files with the SEC a report on Form N-MFP.

V. Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in periodic fund commentaries (e.g. quarterly, monthly, etc.) and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the relevant period (e.g. calendar quarter, month, etc.). This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Portfolio Holdings Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

VIII. Education Component. In order to promote strict compliance with these Portfolio Holdings Procedures, Funds Management has informed its employees, and other parties possessing Fund portfolio holdings information (such as sub-advisers, the fund accounting agent and the custodian), of the limited circumstances in which the Funds' portfolio holdings may be disclosed in advance of the monthly disclosure on the Funds' website and the ramifications, including possible dismissal, if disclosure is made in contravention of these Portfolio Holdings Procedures.

CAPITAL STOCK

The Funds are eleven series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of May 1, 2012 is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund or its predecessor and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of a Fund or its predecessor as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund or its predecessor is known by the Trust to have beneficial ownership of such shares.

Principal Fund Holders
California Municipal Money Market Fund Fund Level
Wells Fargo Service Company FBO Sweep Funds CATF Retail Sweep Operations 3401 N 4th Ave. Sioux Falls, SD 57104-0783	37.19%
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	33.93%
California Municipal Money Market Fund Class A
Wells Fargo Service Company FBO Sweep Funds CATF Retail Sweep Operations 3401 N 4th Ave. Sioux Falls, SD 57104-0783	74.26%
First Celaring, LLC Atttn: Money Market Dept. 10700 N Park Dr. Glen Allen, VA 23060-9243	16.43%
California Municipal Money Market Fund Administrator Class
Wells Fargo Funds Seeding Account MAC #A0103-091 525 Market Street, 9th Floor San Francisco, CA 94105-2779	100.00%
California Municipal Money Market Fund Institutional Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	86.01%
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg 1B1-NC Charlotte, NC 28262	7.01%
California Municipal Money Market Fund Service Class
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg 1B1-NC Charlotte, NC 28262	34.73%
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	31.86%
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	13.94%
California Municipal Money Market Fund Sweep Class
First Clearing Crop. PCG-CAP Sweep Accounts Attn: RIG Compliance 410 S. Tryon St., NC1164 Charlotte, NC 28202-1934	99.99%
Cash Investment Money Market Fund Administrator Class
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262	42.09%
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	27.71%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	6.46%
Cash Investment Money Market Fund Institutional Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	49.36%
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262	44.24%
Cash Investment Money Market Fund Service Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	44.65%
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262	16.21%
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	7.20%
First Union Brokerage Services Money Market Omnibus Account 301 South College Street Charlotte, NC 28202-6000
Cash Investment Money Market Fund Select Class
State Street Bank Attn: Cash Sweeps 1776 Heritage Dr. North Quincy, MA 02171-2119	46.42%
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262	30.29%
Wells Fargo Bank, NA Attn: Cash Sweep Dept. MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	8.65%
Government Money Market Fund Fund Level
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	30.13%
Government Money Market Fund Class A
First Clearing, LLC c/f Attn: Money Market Dept. 10700 N. Park Dr. Glen Allen, VA 23060-9243	73.68%
New York LIfe Trust Company 169 Lackawanna Ave., Floor 2 Parsippany, NJ 07054-1007	17.50%
Government Money Market Fund Administrator Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	55.91%
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262	30.48%
Pershing, LLC For Exclusive Beneft Of Brokerage Customers Attn: Cash Management Services 1 Pershing Plaza Jersey City, NJ 07399-001	5.65%
Government Money Market Fund Institutional Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	40.26%
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262	15.67%
FDIC National Receivership Account c/o Federal Deposit Insurance Corp. Attn: John E. Johnson 3501 Fairfax Drive, Room E5049 Arlington, VA 22226-3500	12.13%
Hare & Co. Bank Of New York One Wall Street, 2nd Floor Attn: STIF/Master Note New York, NY 10005-2501
Government Money Market Fund Service Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	85.48%
Government Money Market Fund Sweep Class
First Clearing Crop. PCG-CAP Sweep Accounts Attn: RIG Compliance 410 S. Tryon St., NC1164 Charlotte, NC 28202-1934	99.97%
Heritage Money Market Fund Fund Level
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	26.58%
Heritage Money Market Fund Administrator Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	49.77%
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262	19.34%
Heritage Money Market Fund Institutional Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	50.14%
Wells Fargo Bank Sweep Dept. Operations Mac Mail: A0246-029 3440 Walnut Avenue, Building A Fremont, CA 94538-2210	13.96%
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262	12.43%
Band & Co. c/o US Bank Attn: Willy Bloom PO Box 1787 Milwaukee, WI 53201-1787	7.70%
Heritage Money Market Fund Select Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	46.21%
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262	14.59%
Heritage Money Market Fund Service Class
Wells Fargo Bank Sweep Dept. Operations Mac Mail: A0246-029 3440 Walnut Avenue, Building A Freemont, CA 94538-2210	62.75%
First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	10.13%
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	8.61%
Band & Co. c/o US Bank Attn: Willy Bloom PO Box 1787 Milwaukee, WI 53201-1787	7.30%
Money Market Fund Fund Level
First Union Brokerage Services Money Market Omnibus Account 301 South College Street Charlotte, NC 28202-6000
Money Market Fund Class A
Wells Fargo Service Company FBO Sweep Funds Retail Sweep Operations 3401 N 4th Ave. Sioux Falls, SD 57104-0783	47.44%
First Union Brokerage Services Money Market Omnibus Account 301 South College Street Charlotte, NC 28202-6000	42.38%
Money Market Fund Class B
Wells Fargo Service Company FBO Sweep Funds Retail Sweep Operations 3401 N 4th Ave. Sioux Falls, SD 57104-0783	93.73%
Money Market Fund Class C
First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	35.40%
Morgan Stanley Smith Barmey Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 073111	10.25%
UBS WM USA Omni Account M/F Attn: Department Manager 100 Harbor Blvd., 5th Floor Jersey City, NJ 07310	8.25%
Citigroup Global Markets, Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	6.73%
Money Market Fund Daily Class
Wells Fargo Bank Sweep Dept. Operations Mac Mail: A0246-029 3440 Walnut Avenue, Building A Freemont, CA 94538-2210	38.85%
Wells Fargo Bank Sweep Dept. Operations Mac Mail: A0246-029 3440 Walnut Avenue, Building A Freemont, CA 94538-2210	36.84%
First Union Brokerage Services Money Market Omnibus Account 301 South College Street Charlotte, NC 28202-6000	23.18%
Money Market Fund Investor Class
None	None
Money Market Fund Service Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	83.63%
Majesco Sales, Inc. PO Box 6570 Edison, NJ 08818-6570	6.43%
Municipal Cash Management Money Market Fund Fund Level
Wells Fargo Bank Sweep Dept. Operations Mac Mail: A0246-029 3440 Walnut Avenue Building A Fremont, CA 94538-2210	38.82%
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	27.35%
Municipal Cash Management Money Market Fund Administrator Class
P.A. Giantasio PO Box 45 Marblehead, MA 01945-0045	97.17%
First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523
Municipal Cash Management Money Market Fund Institutional Class
Wells Fargo Bank Sweep Dept. Operations Mac Mail: A0246-029 3440 Walnut Avenue Building A Fremont, CA 94538-2210	42.40%
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	29.86%
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262	9.44%
Municipal Cash Management Money Market Fund Service Class
First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	46.72%
Wells Fargo Bank Sweep Dept. Operations Mac Mail: A0246-029 3440 Walnut Avenue, Building A Freemont, CA 94538-2210	40.84%
Band & Co. c/o US Bank Attn: Willy Bloom PO Box 1787 Milwaukee, WI 53201-1787	10.19%
Municipal Money Market Fund Fund Level
First Union Brokerage Services Money Market Omnibus Account 301 S College St. Charlotte, NC 28202-6000	64.20%
Municipal Money Market Fund Class A
First Union Brokerage Services Money Market Omnibus Account 301 S College St. Charlotte, NC 28202-6000	82.83%
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	9.26%
Municipal Money Market Fund Institutional Class
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262	94.31%
Basic Energy Services, LP PO Box 10460 Midland, TX 79702-7460	5.19%
Municipal Money Market Fund Investor Class
None	None
Municipal Money Market Fund Service Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	66.78%
Municipal Money Market Fund Sweep Class
First Union Brokerage Services Money Market Omnibus Account 301 S College St. Charlotte, NC 28202-6000	100.00%
National Tax-Free Money Market Fund Fund Level
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	37.23%
National Tax-Free Money Market Fund Class A
Wells Fargo Service Company FBO Sweep Funds NTF Retail Sweep Operations 3401 N 4th Ave Sioux Falls, SD 57104-0783	51.57%
First Union Brokerage Services Money Market Omnibus Account 301 S College St. Charlotte, NC 28202-6000	43.17%
National Tax-Free Money Market Fund Administrator Class
Edwin J. Clark 22 Harbor View Dr. Sugar Land, TX 77479-5851	13.53%
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	7.04%
First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	5.92%
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262	5.51%
National Tax-Free Money Market Fund Institutional Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	71.57%
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262	17.42%
Hare & Co. Bank Of New York One Wall Street, 2nd Floor Attn: STIF/Master Note New York, NY 10005-2501	5.52%
National Tax-Free Money Market Fund Service Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	57.86%
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	30.73%
First Union Brokerage Services Money Market Omnibus Account 301 S College St. Charlotte, NC 28202-6000	5.04%
National Tax-Free Money Market Fund Sweep Class
First Clearing Crop. PCG-CAP Sweep Accounts Attn: RIG Compliance 410 S. Tryon St., NC1164 Charlotte, NC 28202-1934	99.98%
Prime Investment Money Market Fund Fund Level
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	50.01%
Prime Investment Money Market Fund Institutional Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	62.93%
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262	28.18%
Prime Investment Money Market Fund Service Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	98.27%
Treasury Plus Money Market Fund Fund Level
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	41.22%
Treasury Plus Money Market Fund Class A
Wells Fargo Bank Sweep Dept. Operations Mac Mail: A0246-029 3440 Walnut Avenue, Building A Freemont, CA 94538-2210	40.22%
Wells Fargo Bank Sweep Dept. Operations Mac Mail: A0246-029 3440 Walnut Avenue, Building A Freemont, CA 94538-2210	24.98%
Hare & Co. Bank Of New York One Wall Street, 2nd Floor Attn: STIF/Master Note New York, NY 10005-2501	21.11%
First Union Brokerage Services Money Market Omnibus Account 301 S College Street Charlotte, NC 28202-6000	5.01%
Treasury Plus Money Market Fund Administrator Class
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262	89.82%
First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	5.67%
Treasury Plus Money Market Fund Institutional Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	24.93%
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262	15.76%
FDIC National Receivership Account c/o Federal Deposit Insurance Corp. Attn: John E. Johnson 3501 Fairfax Drive, Room E5049 Arlington, VA 22226-3500	12.40%
Wells Fargo Bank Sweep Dept Operations Mac Mail: A0246-029 2440 Walnut Avenue, Building A Fremont, CA 94538-2210	12.37%
Hare & Co. Bank Of New York One Wall Street, 2nd Floor Attn: STIF/Master Note New York, NY 10005-2501	9.34%
Occidental Petroleum Investment Company Attn: Linda Messner 10889 Willshire Blvd. Los Angeles, CA 90024-4201	5.61%
Treasury Plus Money Market Fund Service Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept. MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	63.62%
Wells Fargo Bank Sweep Dept. Operations Mac Mail: A0246-029 3440 Walnut Avenue, Building A Freemont, CA 94538-2210	17.47%
Band & Co. c/o US Bank Attn: Willy Bloom PO Box 1787 Milwaukee, WI 53201-1787	8.48%
Treasury Plus Money Market Fund Sweep Class
First Clearing Crop. PCG-CAP Sweep Accounts Attn: RIG Compliance 410 S. Tryon St., NC1164 Charlotte, NC 28202-1934	99.97%
100% Treasury Money Market Fund Class A
First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customers 2810 Market Street Saint Louis, MO 63103-2523	73.13%
First Union Brokerage Services Money Market Omnibus Account 301 S College Street Charlotte, NC 28202-6000	14.38%
100% Treasury Money Market Fund Administrator Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	44.58%
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262	15.41%
Murphy Sabah Oil Co., Ltd. 200 E Peach Street Attn: Kristin L. Clay El Dorado, AR 71730-5890	5.96%
Nevada System Of Higher Education Operating Account Attn: Ruby Camposano 2601 Enterprise Rd. Reno, NV 89512-1666	5.61%
First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	5.48%
100% Treasury Money Market Fund Service Class
Wells Fargo Bank, NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55402-2309	54.73%
Wells Fargo Securities, LLC East Attn: Money Funds 1525 West WT Harris Blvd. Bldg. 1B1-NC 0675 Charlotte, NC 28262	23.16%
100% Treasury Money Market Fund Sweep Class
First Clearing Crop. PCG-CAP Sweep Accounts Attn: RIG Compliance 410 S. Tryon St., NC1164 Charlotte, NC 28202-1934	99.98%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

OTHER INFORMATION

The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Two Financial Center, 60 South Street, Boston, MA 02111.

FINANCIAL INFORMATION

Audited financial statements for the Funds, which include the portfolio of investments and report of the independent registered public accounting firm, are hereby incorporated into this document by reference to the Funds' Annual Report dated as of January 31, 2012.

APPENDIX

The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper and variable rate demand obligations.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities. The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody's

Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Fitch

National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of shortterm deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

Fitch

National Short -Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx) - Indicates actual or imminent payment default.

Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

Variable Rate Demand Obligations

S&P:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody's:

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.